      As filed with the Securities and Exchange Commission on May 5, 1998

                                                           REGISTRATION NO. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                           ALLIED CAPITAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                        1666 K STREET, N.W., NINTH FLOOR
                             WASHINGTON, D.C. 20006
                                 (202) 331-1112
   (Address and Telephone Number, including Area Code, of Principal Executive
                                    Offices)

      WILLIAM L. WALTON, CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER
                           ALLIED CAPITAL CORPORATION
                        1666 K STREET, N.W., NINTH FLOOR
                             WASHINGTON, D.C. 20006
                    (Name and Address of Agent for Service)

                           Copies of information to:

               STEVEN B. BOEHM                            WINTHROP B. CONRAD, JR.
      SUTHERLAND, ASBILL & BRENNAN LLP                     DAVIS POLK & WARDWELL
       1275 PENNSYLVANIA AVENUE, N.W.                      450 LEXINGTON AVENUE
         WASHINGTON, D.C. 20004-2415                        NEW YORK, NY 10017

                 Approximate Date of Proposed Public Offering:
    As soon as possible after the Registration Statement becomes effective.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------


                                                   PROPOSED MAXIMUM   PROPOSED MAXIMUM
                                                    OFFERING PRICE       AGGREGATE
       TITLE OF SECURITIES          AMOUNT BEING         PER              OFFERING          AMOUNT OF
         BEING REGISTERED           REGISTERED(1)      UNIT(2)             PRICE         REGISTRATION FEE
Common Stock, $0.0001 par value
  per share                          6,612,500         $25.8125         $170,685,156        $50,352.12

(1) Includes an aggregate of 862,500 additional shares which the Underwriters have the option to purchase to cover over-allotments, if any.

(2) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(c) on the basis of the average of the high and low sales prices of the Common Stock on May 4, 1998 as reported on the Nasdaq National Market.

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO
SECTION 8(A), MAY DETERMINE.

================================================================================

                           ALLIED CAPITAL CORPORATION

                             CROSS-REFERENCE SHEET
    SHOWING LOCATION IN PROSPECTUS OF INFORMATION REQUIRED BY PARTS A AND B
                       OF FORM N-2 REGISTRATION STATEMENT

 ITEM                                               CAPTION OR LOCATION IN PROSPECTUS OR STATEMENT OF
NUMBER    REGISTRATION STATEMENT ITEM AND HEADING                ADDITIONAL INFORMATION
------    ---------------------------------------   -------------------------------------------------
                         PART A: INFORMATION REQUIRED IN A PROSPECTUS
  1.     Outside Front Cover......................  Outside front cover page
  2.     Inside Front and Outside Back Cover
           Page...................................  Inside front cover page
  3.     Fee Table and Synopsis...................  Prospectus Summary; Fees and Expenses; Additional
                                                      Information
  4.     Financial Highlights.....................  Prospectus Summary; Selected Consolidated
                                                      Financial Data; Management's Discussion and
                                                      Analysis of Financial Condition and Results of
                                                      Operations
  5.     Plan of Distribution.....................  Outside front cover; Underwriters
  6.     Selling Shareholders.....................  Not Applicable
  7.     Use of Proceeds..........................  Use of Proceeds
  8.     General Description of Registrant........  Outside front cover; Prospectus Summary; The
                                                      Company; Business; Risk Factors; Price Range of
                                                      Common Stock and Distributions; Portfolio
                                                      Companies; Senior Securities; Financial
                                                      Statements
  9.     Management...............................  Management; Safekeeping, Transfer and Dividend
                                                      Paying Agent and Registrar
 10.     Capital Stock, Long-Term Debt, and Other
           Securities.............................  Description of Capital Stock; Price Range of
                                                      Common Stock and Distributions; Dividend
                                                      Reinvestment Plan; Taxation; Certain Government
                                                      Regulations
 11.     Defaults and Arrears on Senior
           Securities.............................  Not Applicable
 12.     Legal Proceedings........................  Business -- Legal Proceedings
 13.     Table of Contents of the Statement of
           Additional Information.................  Table of Contents of the Statement of Additional
                                                      Information
                PART B: INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
 14.     Cover Page...............................  Outside front cover page of Statement of
                                                      Additional Information
 15.     Table of Contents........................  Outside front cover page of Statement of
                                                      Additional Information
 16.     General Information and History..........  General Information and History
 17.     Investment Objective and Policies........  Investment Objectives and Policies
 18.     Management...............................  Management
 19.     Control Persons and Principal
           Shareholders...........................  Control Persons and Principal Holders of
                                                      Securities
 20.     Investment Advisory and Other Services...  Investment Advisory Services; Safekeeping,
                                                      Transfer and Dividend Paying Agent and
                                                      Registrar; Accounting Services
 21.     Brokerage Allocation and Other
           Practices..............................  Brokerage Allocation and Other Practices
 22.     Tax Status...............................  Tax Status
 23.     Financial Statements.....................  Financial Statements in Prospectus
                                      PART C: OTHER INFORMATION

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this registration statement.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

PROSPECTUS (Subject to Completion)
Issued                   , 1998

                                5,750,000 Shares
                           ALLIED CAPITAL CORPORATION
                                  COMMON STOCK
                            ------------------------

OF THE 5,750,000 SHARES OF COMMON STOCK OF ALLIED CAPITAL CORPORATION ("ACC" OR
    THE "COMPANY") BEING OFFERED HEREBY, 4,600,000 SHARES ARE BEING OFFERED INITIALLY IN THE UNITED STATES BY THE U.S. UNDERWRITERS AND 1,150,000 SHARES ARE
   BEING OFFERED INITIALLY OUTSIDE OF THE UNITED STATES BY THE INTERNATIONAL UNDERWRITERS. SEE "UNDERWRITERS." THE COMPANY'S COMMON STOCK IS TRADED ON THE
   NASDAQ NATIONAL MARKET UNDER THE SYMBOL "ALLC." ON MAY    , 1998, THE LAST
             REPORTED SALE PRICE FOR THE COMMON STOCK WAS $      .

                            ------------------------

    THE COMPANY, A MARYLAND CORPORATION, IS AN INTERNALLY MANAGED CLOSED-END MANAGEMENT INVESTMENT COMPANY THAT HAS ELECTED TO BE REGULATED AS A BUSINESS
    DEVELOPMENT COMPANY ("BDC") UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. THE COMPANY'S INVESTMENT OBJECTIVE IS TO ACHIEVE CURRENT INCOME AND
    CAPITAL GAINS. THE COMPANY SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING PRIMARILY IN PRIVATE SMALL TO MEDIUM-SIZED GROWING BUSINESSES IN A VARIETY OF INDUSTRIES AND IN DIVERSE GEOGRAPHIC LOCATIONS, PRIMARILY IN THE
UNITED STATES. SEE "BUSINESS." NO ASSURANCES CAN BE GIVEN THAT THE COMPANY WILL
 CONTINUE TO ACHIEVE ITS OBJECTIVE. THIS PROSPECTUS SETS FORTH THE INFORMATION ABOUT THE COMPANY THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING AND
   SHOULD BE RETAINED FOR FUTURE REFERENCE. ADDITIONAL INFORMATION ABOUT THE COMPANY, INCLUDING SUCH INFORMATION CONTAINED IN THE STATEMENT OF ADDITIONAL
INFORMATION ("SAI") DATED THE SAME DATE AS THIS PROSPECTUS, HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") AND IS AVAILABLE
  UPON WRITTEN OR ORAL REQUEST WITHOUT CHARGE BY THE COMPANY AT 1666 K STREET, N.W., WASHINGTON, D.C. 20006, INVESTOR RELATIONS, OR BY CALLING 1-888-818-5298. THE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE AND OTHER INFORMATION REGARDING THE COMPANY.
 THE SAI IS INCORPORATED IN ITS ENTIRETY BY REFERENCE TO THE PROSPECTUS AND ITS
    TABLE OF CONTENTS APPEARS ON PAGE 59 OF THE PROSPECTUS. SEE "ADDITIONAL
                                 INFORMATION."

                            ------------------------

 SEE "RISK FACTORS" BEGINNING ON PAGE 7 FOR CERTAIN INFORMATION THAT SHOULD BE
    CONSIDERED BY PROSPECTIVE PURCHASERS OF THE COMMON STOCK OFFERED HEREBY,
                        INCLUDING THE RISK OF LEVERAGE.

                            ------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                            ------------------------

                            PRICE $          A SHARE
                            ------------------------

                                                                              UNDERWRITING
                                                             PRICE TO        DISCOUNTS AND        PROCEEDS TO
                                                              PUBLIC         COMMISSIONS(1)       COMPANY(2)
                                                            ----------       --------------       -----------
Per Share............................................       $                  $                  $
Total(3).............................................       $                  $                  $

------------

     (1) The Company has agreed to indemnify the several Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. See "Underwriters."

     (2) Before deducting expenses payable by the Company estimated at $600,000.

     (3) The Company has granted to the U.S. Underwriters an option, exercisable within 30 days of the date of this Prospectus, to purchase up to an aggregate of 862,500 additional shares of Common Stock on the same terms as set forth above, solely to cover over-allotments, if any. If the U.S. Underwriters exercise the option in full, the total Price to Public, Underwriting Discounts and Commissions, and Proceeds to Company
         would be $        , $        , and $        , respectively. See
         "Underwriters."

                            ------------------------

     The Shares are being offered, subject to prior sale, when, as and if accepted by the Underwriters named herein and subject to approval of certain legal matters by Davis Polk & Wardwell, counsel for the Underwriters. It is expected that the delivery of the Shares will be made on or about
               , 1998 at the office of Morgan Stanley & Co. Incorporated, New York, N.Y., against payment therefor in immediately available funds.

                            ------------------------

MORGAN STANLEY DEAN WITTER
                NATIONSBANC MONTGOMERY SECURITIES LLC
                                 THE ROBINSON-HUMPHREY COMPANY
                                              SCOTT & STRINGFELLOW, INC.
May   , 1998

                           ALLIED CAPITAL CORPORATION

     The following map sets forth, at March 31, 1998, (i) the jurisdictions in which the Company's borrowers are located, (ii) the aggregate value of the loans in each jurisdiction and (iii) the location of the Company's offices.

                                     [MAP]

     CERTAIN PERSONS PARTICIPATING IN THIS OFFERING MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN, OR OTHERWISE AFFECT THE PRICE OF THE COMMON STOCK. SPECIFICALLY, THE UNDERWRITERS MAY OVER-ALLOT IN CONNECTION WITH THE OFFERING, AND MAY BID FOR, AND PURCHASE, SHARES OF THE COMMON STOCK IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME. FOR A DESCRIPTION OF THESE ACTIVITIES, SEE "UNDERWRITERS."

     IN CONNECTION WITH THIS OFFERING, CERTAIN UNDERWRITERS MAY ENGAGE IN PASSIVE MARKET MAKING TRANSACTIONS IN THE COMMON STOCK ON THE NASDAQ NATIONAL MARKET IN ACCORDANCE WITH RULE 103 UNDER REGULATION M. SEE "UNDERWRITERS."
                                       (i)

     NO PERSON IS AUTHORIZED IN CONNECTION WITH ANY OFFERING MADE HEREBY TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ANY UNDERWRITER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY SECURITY OTHER THAN THE COMMON STOCK OFFERED HEREBY, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OFFERED HEREBY TO ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION TO SUCH PERSON. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREBY SHALL UNDER ANY CIRCUMSTANCES IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY DATE SUBSEQUENT TO THE DATE HEREOF.

                            ------------------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Prospectus Summary..........................................    1
Risk Factors................................................    7
The Company.................................................   10
Use of Proceeds.............................................   10
Price Range of Common Stock and Distributions...............   11
Capitalization..............................................   12
Selected Consolidated Financial Data........................   13
Management's Discussion and Analysis of Financial Condition
  and Results of Operations.................................   15
Senior Securities...........................................   26
Business....................................................   30
Portfolio Companies.........................................   40
Determination of Net Asset Value............................   44
Management..................................................   45
Taxation....................................................   49
Certain Government Regulations..............................   51
Dividend Reinvestment Plan..................................   52
Description of Capital Stock................................   53
Underwriters................................................   56
Legal Matters...............................................   58
Safekeeping, Transfer and Dividend Paying Agent and
  Registrar.................................................   59
Independent Public Accountants..............................   59
Table of Contents of Statement of Additional Information....   59
Index to Financial Statements...............................   60

                            ------------------------

     INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS MAY CONTAIN "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, WHICH CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS "MAY," "WILL," "EXPECT," "INTEND," "ANTICIPATE," "ESTIMATE" OR "CONTINUE" OR THE NEGATIVE THEREOF OR OTHER VARIATIONS THEREON OR COMPARABLE TERMINOLOGY. THE MATTERS DESCRIBED IN "RISK FACTORS" AND CERTAIN OTHER FACTORS NOTED THROUGHOUT THIS PROSPECTUS, AND IN ANY EXHIBITS TO THE REGISTRATION STATEMENT OF WHICH THIS PROSPECTUS IS A PART, CONSTITUTE CAUTIONARY STATEMENTS IDENTIFYING IMPORTANT FACTORS WITH RESPECT TO ANY SUCH FORWARD-LOOKING STATEMENTS, INCLUDING CERTAIN RISKS AND UNCERTAINTIES, THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN SUCH FORWARD-LOOKING STATEMENTS.

                                      (ii)

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by and should be read in conjunction with the more detailed information and the financial statements and notes thereto appearing elsewhere in this Prospectus. Unless otherwise indicated, all information in this Prospectus assumes no exercise of the Underwriters' over-allotment option.

     The Company's current business and investment portfolio resulted from the merger on December 31, 1997 of Allied Capital Corporation, Allied Capital Corporation II, Allied Capital Commercial Corporation, Allied Capital Lending Corporation and Allied Capital Advisers, Inc. Immediately following the merger, the surviving company, Allied Capital Lending Corporation, changed its name to "Allied Capital Corporation." All information in this Prospectus, unless otherwise indicated, has been presented as if the predecessor companies had merged as of the beginning of the earliest period presented. See "The Company."

                                  THE COMPANY

     Allied Capital Corporation (the "Company" or "ACC") is a commercial finance company principally engaged in lending to and investing in private small and medium-sized businesses. The Company has been lending to private growing businesses for 40 years and has financed thousands of borrowers nationwide in a variety of industries. In addition to its core lending business, the Company provides advisory services to private investment funds. The Company's lending operations are conducted in three primary areas: mezzanine finance, commercial real estate finance, and 7(a) lending. The principal loan products of the Company include: subordinated loans with equity features, commercial mortgage loans, and Small Business Administration ("SBA") 7(a) guaranteed loans.

     The Company is a full-service lender and sources, originates and services all of the loans it finances. The Company sources loans and investments through its numerous relationships with regional and boutique investment banks, mezzanine and venture capital investors, and other intermediaries, including professional services firms. In order to increase its sourcing and origination activities, the Company recently opened offices in Chicago and San Francisco. The Company centralizes its credit approval function and services all of its loans through an experienced staff of professionals at its headquarters in Washington, D.C. In addition, the Company recently established an office in Frankfurt to provide investment advisory services to a private investment fund making loans in Germany.

     The Company has experienced significant growth in its investment portfolio in the past several years. The fair value of the Company's portfolio grew at an annual compound growth rate of 20.2% to $697.0 million as of December 31, 1997 from $334.2 million as of December 31, 1993, and at December 31, 1997 included 819 borrower relationships in 40 states and the District of Columbia. The Company's portfolio income grew at an annual compound growth rate of 23.7% to $46.1 million from $19.7 million for the years ended December 31, 1997 and 1993, respectively. Additionally, the Company generated a total of $45.5 million in net realized gains during the five-year period ended December 31, 1997.

     As a lender, the Company targets a market niche between the senior debt financing provided by traditional lenders, such as banks and insurance companies, and the equity capital provided by venture capitalists. The Company believes that many traditional lenders, due to their overhead costs, regulatory structure or size, are hindered from lending effectively to small and medium-sized businesses. Many traditional lenders do not offer a long-term financing option for small to medium-sized businesses. In addition, the Company recognizes that entrepreneurs need an alternative to the high cost and dilutive nature of venture equity capital. The Company is an "enterprise value" lender, which means that it analyzes the potential equity value of a portfolio company when making a credit decision, in addition to the customary collateral and cash flow analyses used by traditional lenders. In its mezzanine finance operations, the Company assesses the underlying value of a borrower's equity capital and structures its loans to include an equity component in order to enhance its total return on investment. In its commercial real estate operations, the Company assesses the borrower's enterprise value to more accurately determine the ability of the borrower to service its debt. The Company believes that its 40 years of experience operating exclusively as an enterprise value lender provides it with a competitive advantage in originating attractive investment opportunities.

     On December 31, 1997, the Company completed the merger of five separate Allied Capital companies, all of which were engaged in small business finance. The objective of the merger was to create a single, large commercial finance company and to establish a solid foundation for future growth. The increased size of the Company's investment portfolio, equity capital base, and market capitalization as a result of the merger has benefited the Company in many respects. The larger portfolio has enabled the Company to increase the size of the loans it originates while maintaining adequate portfolio size diversity. This is expected to increase both the level of annual loan originations as well as enhance the credit quality of the Company's portfolio. The larger equity capital base has strengthened the Company's credit profile, and has enabled the Company to restructure its credit facilities and obtain unsecured debt financing at a lower cost with more favorable financing terms. In addition, the Company believes that its larger market capitalization has increased its access to capital. Greater access to capital at a lower cost has enabled the Company to price its loans to borrowers more competitively.

     The Company's objective is to continue to be a leader in financing growing businesses. The Company believes that the merger created the structural and financial foundation from which to grow, and management continues to refine its operations. The Company has begun to streamline its operations and fully integrate all of its lending disciplines in order to improve its efficiency and benefit from synergies between the various lending areas. The Company has developed certain key strategies which it believes will enable it to achieve its objective and result in continued growth in assets and profitability. The principal elements of the Company's strategies are: (i) growth in loan originations, (ii) maintenance of asset quality, and (iii) efficient management of the balance sheet in order to maximize returns to shareholders. In addition, the Company plans to further its growth through the acquisition of portfolios and related businesses, and through strategic partnerships with other lenders and intermediaries. The Company is currently reviewing various acquisition opportunities.

     The Company has an advantageous structure that allows for the "pass-through" of income to its shareholders without the imposition of a corporate level of taxation. See "Taxation." The Company is an internally managed closed-end management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended ("1940 Act"). The investment objective of the Company is to achieve current income and capital gains. The Company seeks to achieve its investment objective by investing in growing businesses in a variety of industries and in diverse geographic locations, primarily in the United States. See "Business."

                                  THE OFFERING

Common Stock Offered:

     U.S. Offering............     4,600,000 Shares

     International Offering...     1,150,000 Shares
                                  ----------

          Total...............     5,750,000 Shares(1)
                                  ==========

Common Stock to be outstanding
  after the Offering..........    57,871,610 Shares(2)
---------------
(1) Assumes the over-allotment option granted to the Underwriters will not be exercised.
(2) As of May 4, 1998. Excludes 3,415,446 shares of Common Stock issuable upon the exercise of stock options granted under the Company's stock option plan, of which options to purchase 2,805,116 shares are currently outstanding but not exercisable and options to purchase 610,330 shares are currently outstanding and exercisable.

Nasdaq National Market
Symbol........................    ALLC

Use of Proceeds...............    Origination of loans and investments and
                                  temporary repayment of indebtedness. See "Use of Proceeds."

Distributions.................    The Company currently intends to distribute
                                  quarterly to its shareholders substantially all of its net income and net realized capital gains and may annually make an additional distribution of net investment income and short term capital gains (and long term capital gains, if any) realized by the Company during the year that had not been distributed through the quarterly dividends. See "Price
                                  Range of Common Stock and Distributions."

Dividend Reinvestment Plan....    The Company has adopted an "opt out" dividend
                                  reinvestment plan ("DRIP Plan"). Under the DRIP Plan, distributions to a shareholder owning shares registered in his or her own name will be automatically reinvested in additional shares of Common Stock unless a shareholder elects to "opt out" of the DRIP
                                  Plan. See "Dividend Reinvestment Plan."

Principal Risk Factors........    Investment in shares of Common Stock involves
                                  certain risks relating to the structure and investment objective of the Company that should be considered by the prospective purchasers of Common Stock. As a BDC, the Company's consolidated portfolio includes securities primarily issued by privately held companies. These investments may involve a high degree of business and financial risk, and such investments are generally illiquid. A large number of entities and individuals compete for the same kind of investment opportunities as does the Company. The Company borrows funds to make investments in and loans to small and medium-sized businesses. As a result, the Company is exposed to the risks of leverage, which may be considered a speculative investment technique. In addition, the loss of pass-through tax treatment under Subchapter M of the Internal Revenue Code of
                                  1986, as amended (the "Code") could have a materially adverse effect on the total return, if any, obtainable from an investment in the Company. See "Risk Factors" for a discussion of such risks, including the effect of leverage.

Certain Anti-Takeover
Provisions....................    The Company's Charter and bylaws, as well as
                                  certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for the Company and thereby inhibit a change in control of the Company in circumstances that could give the holders of Common Stock the opportunity to realize a premium over the then prevailing market price for the Common Stock. See
                                  "Description of Capital Stock -- Certain
                                  Anti-Takeover Provisions."

                               FEES AND EXPENSES

     The purpose of the following tables is to assist an investor in understanding the various costs and expenses that an investor in the Company will bear directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES
     Sales load (as a percentage of offering price)(1)......     5.0%
     Dividend reinvestment plan fees(2).....................     None
ANNUAL EXPENSES (AS A PERCENTAGE OF CONSOLIDATED NET ASSETS
  ATTRIBUTABLE TO COMMON SHARES)(3)
     Operating expenses(4)..................................     3.8%
     Interest payments on borrowed funds(5).................     3.6%
                                                              -------
          Total annual expenses(6)..........................     7.4%
                                                              =======

---------------
(1) The underwriting discounts and commissions with respect to the Common Stock sold by the Company in this Offering, which are one-time fees paid by the Company to the Underwriters in connection with this Offering, are the only sales load paid in connection with this Offering.
(2) The expenses of the Company's DRIP Plan are included in "Operating expenses." The Company has no cash purchase plan. The participants in the DRIP Plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See "Dividend Reinvestment Plan."
(3) "Consolidated net assets attributable to common shares" equals net assets, as adjusted (i.e., total assets less total liabilities) at March 31, 1998. This assumes a net asset value of $563.2 million, which will be the Company's estimated shareholders' equity upon completion of the Offering.
(4) Operating expenses represent all operating expenses of the Company excluding interest on indebtedness.
(5) The "Interest payments on borrowed funds" percentage is based on estimated interest payments for the year ended December 31, 1998 divided by consolidated net assets attributable to common shares. The Company had outstanding borrowings of $202.2 million at March 31, 1998. This percentage for the year ended December 31, 1997 was 6.4%. See "Risk Factors -- Risks of Leverage."
(6) "Total annual expenses" as a percentage is based on estimated amounts for the year ended December 31, 1998. "Total annual expenses" as a percentage of consolidated net assets attributable to common shares are higher than the total annual expenses percentage would be for a company that is not leveraged. The Company borrows money to leverage its net assets and increase its total assets. The "Total annual expenses" percentage is required by the Commission to be calculated as a percentage of net assets, rather than the total assets, including assets that have been funded with borrowed monies. If the "Total annual expenses" percentage were calculated instead as a percentage of consolidated total assets, "Total annual expenses" for the Company would be 5.3% of consolidated total assets.

EXAMPLE

     The following example, required by the Commission, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Company. These amounts assume no additional leverage and are based upon the payment by an investor of a 5.0% sales load (the underwriting discounts and commissions paid by the Company with respect to the Common Stock sold in this Offering) and the payment by the Company of operating expenses at the levels set forth in the table above.

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
You would pay the following expenses on a $1,000 investment,
  assuming a 5.0% annual return.............................   $121     $264      $405       $755

     Although the example assumes (as required by the Commission) a 5.0% annual return, the Company's performance will vary and may result in a return of greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the DRIP Plan may receive shares issued by the Company at or above net asset value or purchased by the Plan Agent (as defined below), as administrator of the DRIP Plan, at the market price in effect at the time, which may be higher than, at, or below net asset value. See "Dividend Reinvestment Plan."

 THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND
          THE ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                      SELECTED CONSOLIDATED FINANCIAL DATA

     The consolidated financial information of the Company set forth below should be read in conjunction with the Consolidated Financial Statements and Notes thereto presented elsewhere in this Prospectus. Financial information for the years ended December 31, 1997, 1996 and 1995 has been derived from audited financial statements. Financial information for the years ended December 31, 1994 and 1993 has been derived from the audited financial statements of the individual predecessor companies. The selected financial data reflects the operations of the Company with all periods restated as if the predecessor companies had merged as of the beginning of the earliest period presented. Financial information at March 31, 1998 and for the three-month periods ended March 31, 1998 and 1997 is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) which are necessary to present fairly the results for such interim periods. Interim results at and for the three months ended March 31, 1998 are not necessarily indicative of the results that may be expected for the year ending December 31, 1998.

                                                     THREE MONTHS
                                                         ENDED
                                                       MARCH 31,                   YEAR ENDED DECEMBER 31,
                                                   -----------------   -----------------------------------------------
                                                    1998      1997      1997      1996      1995      1994      1993
                                                   -------   -------   -------   -------   -------   -------   -------
                 OPERATING DATA:                                  (IN THOUSANDS, EXCEPT PER SHARE DATA)
Interest and related portfolio income:
    Interest.....................................  $19,501   $19,630   $86,882   $77,541   $61,550   $47,065   $33,639
    Net premiums from loan dispositions..........    1,336       701     7,277     4,241     2,796     2,380     2,196
    Net gain on securitization of commercial
      mortgage loans.............................   14,812        --        --        --        --        --        --
    Investment advisory fees and other income....    1,248     1,068     3,246     3,155     4,471     2,710     1,833
                                                   -------   -------   -------   -------   -------   -------   -------
        Total interest and related portfolio
          income.................................   36,897    21,399    97,405    84,937    68,817    52,155    37,668
                                                   -------   -------   -------   -------   -------   -------   -------
Expenses:
    Interest on indebtedness.....................    4,598     5,788    26,952    20,298    12,355     7,486     7,053
    Salaries and employee benefits...............    2,850     2,057    10,258     8,774     8,031     6,929     5,510
    General and administrative...................    2,757     1,586     8,970     8,289     6,888     7,170     5,441
    Merger.......................................       --        --     5,159        --        --        --        --
                                                   -------   -------   -------   -------   -------   -------   -------
        Total operating expenses.................   10,205     9,431    51,339    37,361    27,274    21,585    18,004
    Formula and cut-off awards(1)................    1,772        --        --        --        --        --        --
                                                   -------   -------   -------   -------   -------   -------   -------
    Portfolio income before realized and
      unrealized gains...........................   24,920    11,968    46,066    47,576    41,543    30,570    19,664
                                                   -------   -------   -------   -------   -------   -------   -------
Net realized and unrealized gains
    Net realized gains...........................    6,421     3,677    10,704    19,155    12,000     6,236    (2,569)
    Net unrealized gains (losses)................      724    (2,159)    7,209    (7,412)    9,266    (2,244)    2,039
                                                   -------   -------   -------   -------   -------   -------   -------
        Total net realized and unrealized
          gains..................................    7,145     1,518    17,913    11,743    21,266     3,992      (530)
                                                   -------   -------   -------   -------   -------   -------   -------
Income before minority interests and income
  taxes..........................................   32,065    13,486    63,979    59,319    62,809    34,562    19,134
Minority interests...............................       --       306     1,231     2,427       546        --        --
Income tax expense...............................       --       534     1,444     1,945     1,784       672       171
                                                   -------   -------   -------   -------   -------   -------   -------
Net increase in net assets resulting from
  operations.....................................  $32,065   $12,646   $61,304   $54,947   $60,479   $33,890   $18,963
                                                   =======   =======   =======   =======   =======   =======   =======
Per Share:
Basic earnings per common share..................  $   .62   $   .27   $  1.24   $  1.19   $  1.38   $   .80   $   .46
Diluted earnings per common share................      .61       .27      1.24      1.17      1.37       .79       .46
Basic earnings per common share excluding merger
  expenses.......................................      .62       .27      1.35      1.19      1.38       .80       .46
Total tax distributions per common share(2)......  $   .35   $   .30   $  1.71   $  1.23   $  1.09   $   .94   $   .74
Weighted average common shares outstanding(3)....   51,814    46,938    49,218    46,172    43,697    42,463    40,466

                                                   AT                         AT DECEMBER 31,
                                               MARCH 31,    ----------------------------------------------------
                                                  1998        1997       1996       1995       1994       1993
             BALANCE SHEET DATA:               ----------   --------   --------   --------   --------   --------
                                                             (IN THOUSANDS, EXCEPT PER SHARE DATA)
Portfolio at value...........................   $564,455    $697,021   $607,368   $528,483   $443,316   $334,193
Portfolio at cost............................    562,006     690,720    613,276    526,979    451,078    339,711
Total assets.................................    652,710     807,775    713,360    605,434    501,817    435,268
Total debt outstanding.......................    202,243     347,663    274,997    200,339    130,236     69,800
Preferred stock issued to SBA................      7,000       7,000      7,000      7,000      7,000      7,000
Shareholders' equity.........................    423,248     420,060    402,134    367,192    344,043    342,904
Shareholders' equity per common
  share......................................   $   8.23    $   8.07   $   8.34   $   8.26   $   8.02   $   8.11
Common shares outstanding at period end(3)...     51,451      52,047     48,238     44,479     42,890     42,306

                                      THREE MONTHS ENDED
                                           MARCH 31,                      YEAR ENDED DECEMBER 31,
                                      -------------------   ----------------------------------------------------
                                        1998       1997       1997       1996       1995       1994       1993
            OTHER DATA:               --------   --------   --------   --------   --------   --------   --------
                                                        (IN THOUSANDS, EXCEPT PER SHARE DATA)
Loan originations...................  $107,506   $ 72,099   $364,942   $283,295   $216,175   $215,843   $147,735
Loan repayments.....................    30,773     25,104    233,005    179,292    111,731     54,097    117,305
Loan sales(4).......................     9,706      6,425     53,912     27,715     29,726     30,160     18,796
Total assets serviced at period
  end...............................   909,266    822,009    856,581    773,263    682,489    585,756    441,097
Realized losses.....................        --        829      5,100     11,262      4,679      2,908      3,719
Realized gains......................  $  6,421   $  4,505   $ 15,804   $ 30,417   $ 16,679   $  9,144   $  1,150
Return on equity(5).................        --         --        15%        14%        17%        10%         6%

---------------
(1) See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Results of Operations -- Comparison of Three Months Ended March 31, 1998 and 1997."
(2) Distributions are based on taxable income, which differs from income for financial reporting purposes. In 1997, Allied Capital Corporation (old) distributed $0.34 per share representing the 844,914 shares of Allied Capital Lending Corporation distributed in conjunction with the Merger, as defined below. The distribution resulted in a partial return of capital. Also in conjunction with the Merger, the Company distributed $0.17 per share representing the undistributed earnings of the predecessor companies at December 31, 1997. See "The Company."
(3) Excludes 663,000 shares held in the Company's deferred compensation trust at or for the period ended March 31, 1998. See "Management -- Compensation Plans."
(4) Excludes loans sold through securitization in January 1998. See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Results of Operations -- Comparison of Three Months Ended March 31, 1998 and 1997."
(5) Return on equity is computed using the net increase in net assets resulting from operations for the year divided by the average of beginning and ending shareholders' equity for the year. Return on equity has not been computed on a quarterly basis because quarterly results may fluctuate significantly and may not be indicative of annual results.

                             ADDITIONAL INFORMATION

    The Company has filed with the Commission a registration statement on Form N-2 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act") with respect to the shares of Common Stock of the Company offered by this Prospectus. This Prospectus, which is a part of the Registration Statement, does not contain all of the information set forth in the Registration Statement or the exhibits and schedules thereto. For further information with respect to the Company and the Common Stock, reference is made to the Registration Statement, including the exhibits and schedules thereto and the SAI, contained in the Registration Statement.

    The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports, proxy statements and other information with the Commission. The Registration Statement and the exhibits and schedules thereto filed with the Commission, as well as such reports, proxy statements and other information, may be inspected, without charge, at the public reference facility maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices located at Seven World Trade Center, New York, New York 10048, and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. The Commission maintains a web site that contains reports, proxy statements and other information regarding registrants, including the Company, that file such information electronically with the Commission. The address of the Commission's web site is http://www.sec.gov. Copies of such material may also be obtained from the public reference facility of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Common Stock is listed on the Nasdaq National Market, and such reports, proxy statements and other information can also be inspected at the offices of the Nasdaq Stock Market, 1735 K Street, N.W., Washington, D.C. 20006.

                                  RISK FACTORS

     The purchase of the Shares offered by this Prospectus involves a number of significant risks and other factors relating to the structure and investment objective of the Company. As a result, there can be no assurance that the Company will achieve its investment objective. In addition to the other information contained in this Prospectus, prospective investors should consider carefully the following information before making an investment in the Common Stock.

RISKS OF DEFAULT

     ACC invests in and lends to small businesses. Loans to small businesses involve a high risk of default and generally are not rated by any nationally recognized statistical rating organization. Small businesses usually have narrower product lines and smaller market shares than larger companies and therefore may be more vulnerable to competitors' actions and market conditions, as well as general economic downturns. These businesses typically depend for their success on the management talents and efforts of one person or a small group of persons whose death, disability or resignation would adversely affect the business. Because these businesses frequently have highly leveraged capital structures, reduced cash flows resulting from adverse competitive developments, a shift in customer preferences or an economic downturn can severely affect the return on, or the recovery of, the Company's investments in such businesses. The Company recently has begun originating larger loans, and as a result, any individual event of default may have a more significant impact on the Company or its operations.

LOSS OF PASS-THROUGH TAX TREATMENT

     The Company qualifies as a regulated investment company ("RIC") under Subchapter M of the Code and, provided it meets certain requirements under the Code, qualifies for pass-through tax treatment. The Company would cease to qualify for pass-through tax treatment if it is unable to comply with the diversification or distribution requirements contained in Subchapter M of the Code, or if it ceases to qualify as a BDC under the 1940 Act. The Company also could be subject to a 4% excise tax (and, in certain cases, corporate level income tax) if it fails to make certain distributions. The lack of Subchapter M tax treatment could have a material adverse effect on the total return, if any, obtainable from an investment in the Company. See "Taxation."

COMPETITION

     Many entities and individuals compete for investments similar to those made by the Company, some of whom have greater resources than ACC. Increased competition would make it more difficult for the Company to purchase or originate loans at attractive prices. As a result of this competition, ACC may from time to time be precluded from making otherwise attractive investments on terms considered to be prudent in light of the risks assumed.

LONG-TERM CHARACTER OF INVESTMENTS

     It is generally expected that mezzanine loans will yield a current return from the time they are made, but also will produce a realized gain, if any, from an accompanying equity feature after approximately three to eight years. There can be no assurance that either a current return or capital gains will actually be achieved.

ILLIQUIDITY OF INVESTMENTS

     The Company acquires securities directly from issuers in private transactions, and the major portion of such investments ordinarily is subject to restrictions on resale or is otherwise illiquid. In particular, there is usually no established trading market in which such securities could be sold. In addition, securities generally cannot be sold to the public without registration under the Securities Act, which involves delay, uncertainty and expense.

GOVERNMENT REGULATIONS

     The Company is subject to regulation by the Commission and the SBA. In addition, the Company's business may be significantly impacted by changes in the laws or regulations that govern BDCs, RICs, real estate investment trusts ("REITs"), small business investment companies ("SBICs"), specialized small business investment companies ("SSBICs") and small business lending companies ("SBLCs"). Laws and regulations may be changed from time to time and the interpretations of the relevant law and regulations also are subject to change. Any change in the laws or regulations that govern the Company could have a material impact on the Company or its operations. See "Certain Government Regulations."

INTEREST RATE RISK

     The Company's income is materially dependent upon the "spread" between the rate at which it borrows funds and the rate at which it loans these funds. The Company anticipates using a combination of long-term and short-term borrowings to finance its lending activities and engaging in interest rate risk management techniques. At March 31, 1998, the Company's net interest spread was 4.8% (480 basis points), which represents the weighted average yield of the combined portfolio less the weighted average cost of funds. There can be no assurance that the Company will maintain this net interest spread or that a significant change in market interest rates will not have a material adverse effect on the Company's profitability.

LIMITED INFORMATION

     Consistent with its operation as a BDC, the Company's portfolio is expected to consist primarily of securities issued by small and developing privately held companies. There is generally little or no publicly available information about such companies, and the Company must rely on the diligence of its officers and directors to obtain the information necessary for the Company's decision to invest in them.

FLUCTUATIONS IN QUARTERLY RESULTS

     The Company could experience fluctuations in quarterly operating results due to a number of factors including, among others, the completion of a securitization transaction in a particular calendar quarter, the interest rates on the securities issued in connection with its securitization transactions, variations in the volume of loans originated by the Company, variations in and the timing of the recognition of realized and unrealized gains, the degree to which the Company encounters competition in its markets and general economic conditions. As a result of these factors, results for any one quarter should not be relied upon as being indicative of performance in future quarters. See "Management's Discussion and Analysis of Financial Condition and Results of Operations."

RISKS OF LEVERAGE

     ACC borrows funds from, and issues senior debt securities to, banks and other lenders. Lenders of these senior securities have fixed dollar claims on the Company's consolidated assets which are superior to the claims of the Company's shareholders. Leverage magnifies the potential for gain and loss on amounts invested and, therefore, increases the risks associated with an investment in the Company's securities. If the value of the Company's consolidated assets increases, then such leveraging techniques would cause the net asset value attributable to the Company's Common Stock to increase more sharply than it would have had the techniques not been utilized. Conversely, a decrease in the value of the Company's consolidated assets would cause net asset value to decline more sharply than it otherwise would if the amounts had not been borrowed. Similarly, any increase in the Company's consolidated income in excess of consolidated interest payable on the borrowed funds would cause its net income to increase more than it would without the leverage, while any decrease in its consolidated income would cause net income to decline more sharply than it would have had the funds not been borrowed. Such a decline could negatively affect the Company's ability to make Common Stock dividend payments, and, if asset coverage for a class of senior security representing indebtedness declines to less than 200%, the Company may be required to sell a portion of its investments when it is disadvantageous to do so. Leverage is generally considered a speculative investment technique. As of March 31, 1998, the

Company's debt as a percentage of total liabilities and shareholders' equity was 31.0%. The ability of the Company to achieve its investment objective may depend in part on its continued ability to maintain a leveraged capital structure by borrowing from banks or other lenders on favorable terms, and there can be no assurance that such leverage can be maintained. See "Certain Government Regulations."

     At March 31, 1998, the Company had $202.2 million of outstanding indebtedness, bearing a weighted average annual interest rate of 7.6%. In order for the Company to cover annual interest payments on its indebtedness, it must achieve annual returns of at least 2.7% on its portfolio. See "Management's Discussion and Analysis of Financial Condition and Results of
Operations -- Financial Condition, Liquidity and Capital
Resources -- Indebtedness."

     Illustration. The purpose of the following table is to illustrate the effect of leverage on returns to a shareholder on an investment in the Common Stock assuming various annual returns, net of expenses. The calculations set forth in the table are hypothetical and actual returns may be greater or less than those appearing below.

                                                ASSUMED RETURN ON THE COMPANY'S PORTFOLIO
                                                            (NET OF EXPENSES)
                                --------------------------------------------------------------------------
                                  -20%       -10%       -5%         0%         5%        10%        20%
                                --------   --------   --------   --------   --------   --------   --------
Corresponding return to
  shareholder(1)..............   -34.5%     -19.1%     -11.4%     -3.7%       4.0%      11.7%      27.2%

---------------
    (1) The calculation assumes (i) $652.7 million in total assets, (ii) an average cost of funds of 7.6%, (iii) $202.2 million in debt outstanding and (iv) $423.2 million of shareholders' equity.

CERTAIN ANTI-TAKEOVER PROVISIONS

     The Company's Charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for the Company and thereby inhibit a change in control of the Company in circumstances that could give the holders of Common Stock the opportunity to realize a premium over the then prevailing market price for the Common Stock. See "Description of Capital Stock -- Certain Anti-Takeover Provisions."

                                  THE COMPANY

     Allied Capital Corporation is a commercial finance company principally engaged in lending to and investing in private small and medium-sized businesses. The Company, a Maryland corporation, is an internally managed closed-end management investment company that has elected to be regulated as a business development company (as defined above, a "BDC") under the 1940 Act. The Company has three wholly owned subsidiaries that have also elected to be regulated as BDCs. Allied Investment Corporation ("Allied Investment") and Allied Capital Financial Corporation ("Allied Financial") are licensed by the Small Business Administration ("SBA") as an SBIC and an SSBIC, respectively. Allied Capital SBLC Corporation ("Allied SBLC") is licensed by the SBA as a small business lending company and is a participant in the SBA Section 7(a) Guaranteed Loan Program. In addition, the Company has also established a real estate investment trust subsidiary, Allied Capital REIT, Inc. See "Certain Government Regulations."

     The Company resulted from the merger on December 31, 1997 of Allied Capital Corporation ("Allied I"), Allied Capital Corporation II ("Allied II"), Allied Capital Commercial Corporation ("Allied Commercial") and Allied Capital Advisers, Inc. ("Advisers") with and into Allied Capital Lending Corporation ("Allied Lending") in a tax free stock-for-stock exchange (the "Merger"). Immediately following the Merger, Allied Lending changed its name to "Allied Capital Corporation." The five parties to the Merger are sometimes referred to herein, either singularly or collectively, as the "Predecessor Company" or "Predecessor Companies."

     The Company's executive offices are located at 1666 K Street, N.W., Ninth Floor, Washington, D.C. 20006 and its telephone number is (202) 331-1112. In addition to its executive offices, the Company maintains offices in Chicago, San Francisco and Frankfurt, Germany.

                                USE OF PROCEEDS

     The net proceeds to the Company from the sale of the shares of Common Stock offered hereby are estimated to be approximately $140 million after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company. The Company anticipates that net proceeds from the Offering will be used, in accordance with the Company's investment objective, to make new investments in small to medium-sized, private growth companies. See
"Business -- Underwriting Guidelines and Procedures." The Company may temporarily repay amounts outstanding under its short-term lines of credit that bear interest at rates of approximately 7.1% per annum as of the date hereof. See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Financial Condition, Liquidity and Capital Resources."

     The Company anticipates that substantially all of the net proceeds from the Offering will be utilized in the manner described above within six months, and in any event within two years. Pending such utilization, the Company intends to invest the net proceeds from this Offering in time deposits, income-producing securities with maturities of three months or less that are issued or guaranteed by the federal government or an agency thereof and high quality debt securities maturing in one year or less from the time of investment.

     The Company is in the process of issuing $180 million of unsecured long-term notes to institutional investors in a private placement. The Company is issuing the long-term notes in order to match the maturities of its long-term portfolio assets, and plans to use the proceeds from the issuance of the long-term notes to repay short-term lines of credit. The issuance is expected to close during the second quarter of 1998, although there is no assurance that the Company will be able to complete the issuance of the notes. See "Management's Discussion and Analysis of Financial Condition and Results of
Operations -- Financial Condition, Liquidity and Capital Resources."

                 PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

     The Common Stock is traded on the Nasdaq National Market under the symbol "ALLC." The following table sets forth the high and low closing sales prices for the Company in 1998 and for Allied Lending, the predecessor company to ACC, in 1997 and 1996, the common stock of which was quoted on the Nasdaq National Market under the symbol "ALCL." The stock quotations are interdealer quotations
and do not include markups, markdowns or commissions. On May        , 1998, the
last reported closing sale price of the Common Stock was $     per share.

                                                                     CLOSING SALE PRICE
                                                                     ------------------
                                                                      HIGH        LOW
                                                                     -------    -------
ALLIED CAPITAL CORPORATION
YEAR ENDING DECEMBER 31, 1998
  First Quarter..........................................            $27.688    $21.000
  Second Quarter (through May                )...........
ALLIED CAPITAL LENDING CORPORATION
YEAR ENDED DECEMBER 31, 1997
  First Quarter..........................................             17.000     14.875
  Second Quarter.........................................             16.625     13.875
  Third Quarter..........................................             16.750     14.500
  Fourth Quarter.........................................             22.750     15.750
YEAR ENDED DECEMBER 31, 1996
  First Quarter..........................................             15.000     12.750
  Second Quarter.........................................             15.000     12.703
  Third Quarter..........................................             15.375     13.125
  Fourth Quarter.........................................             15.875     14.000

     The common stock of Allied Lending historically traded at prices in excess of the net asset value and the Common Stock of the Company continues to trade in excess of net asset value. There can be no assurance, however, that such premium to net asset value will be maintained. The net asset value and the percentage of the market price to net asset value for Allied Lending has not been presented because the net asset value of the Company has been restated as if the Predecessor Companies, including Allied Lending, had merged as of the beginning of the earliest period presented. See "Selected Consolidated Financial
Data -- Quarterly Data."

     Each Predecessor Company has distributed, and the Company currently intends to distribute, substantially all of its net income and net realized capital gains to shareholders quarterly, generally on the last business of day of March, June, September and December of each year. The Company may also distribute as an additional dividend any net investment income and short-term capital gains (and long-term capital gains, if any) realized by the Company during the year that had not already been distributed through the quarterly dividends. See "Selected Consolidated Financial Data -- Quarterly Data." There can be no assurance that the Company will achieve investment results or maintain a tax status that will permit any particular level of cash distributions or annual increases in cash distributions. See "Taxation." Certain of the Company's credit facilities limit the Company's ability to declare dividends if the Company defaults under certain provisions of the Company's credit agreements. See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Financial Condition, Liquidity and Capital Resources." Pursuant to the Company's DRIP Plan, a shareholder whose shares are registered in his or her own name is automatically enrolled in the Company's DRIP Plan and will have all dividends reinvested in additional shares of Common Stock. A shareholder may elect to "opt out" of the DRIP Plan at any time. See "Dividend Reinvestment Plan."

                                 CAPITALIZATION

     The following table sets forth the capitalization of the Company at March 31, 1998 (i) on a historical basis and (ii) as adjusted to give effect to (a) the sale of the Common Stock hereby and (b) the issuance of $180 million of unsecured long-term notes expected to be issued during the second quarter of 1998 and the application of the proceeds of (a) and (b) as described in "Use of Proceeds." The information below should be read in conjunction with the Consolidated Financial Statements and the Notes thereto which are included elsewhere herein.

                                                                AT MARCH 31, 1998
                                                              ----------------------
                                                               ACTUAL    AS ADJUSTED
                                                              --------   -----------
                                                                  (IN THOUSANDS)
Senior unsecured notes(1)...................................  $ 28,700    $  8,700
Debentures and notes payable(1).............................    70,543      53,300
Revolving lines of credit(1)................................   103,000          --
Unsecured long-term notes payable(1)........................        --     180,000
                                                              --------    --------
     Total debt.............................................   202,243     242,000
Preferred stock issued to SBA...............................     7,000       7,000
Shareholders' equity:
     Common stock and additional paid-in capital(2).........   452,728     592,728
     Common stock held in deferred compensation trust.......   (15,330)    (15,330)
     Notes receivable from sale of common stock.............   (26,556)    (26,556)
     Net unrealized appreciation on portfolio...............     2,025       2,025
     Undistributed earnings.................................    10,381      10,381
                                                              --------    --------
     Total shareholders' equity.............................   423,248     563,248
                                                              --------    --------
Total capitalization........................................  $632,491    $812,248
                                                              ========    ========

---------------
(1) To record the effect of a $180 million issuance of unsecured long-term notes payable, and the resulting repayment of certain debentures and notes payable and revolving lines of credit. In addition, $20 million of existing senior unsecured notes will be restructured as part of the $180 million issuance. See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Financial Condition, Liquidity and Capital Resources."
(2) To record the effect of $140 million of net proceeds received from the issuance of Common Stock in connection with the Offering. See "Use of Proceeds."

                      SELECTED CONSOLIDATED FINANCIAL DATA

     The consolidated financial information of the Company set forth below should be read in conjunction with the Consolidated Financial Statements and Notes thereto presented elsewhere in this Prospectus. Financial information for the years ended December 31, 1997, 1996 and 1995 has been derived from audited financial statements. The financial information reflects the operations of the Company with all periods restated as if the Predecessor Companies had merged as of the beginning of the earliest period presented. Quarterly financial information is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) which are necessary to present fairly the results for such interim periods. Interim results at and for the three months ended March 31, 1998 are not necessarily indicative of the results that may be expected for the year ending December 31, 1998.

                                                              THREE MONTHS ENDED
                                                                   MARCH 31,          YEAR ENDED DECEMBER 31,
                                                              -------------------   ---------------------------
                                                                1998       1997      1997      1996      1995
                                                              --------   --------   -------   -------   -------
                                                                    (IN THOUSANDS, EXCEPT PER SHARE DATA)
OPERATING DATA:
Interest and related portfolio income:
    Interest................................................  $19,501    $19,630    $86,882   $77,541   $61,550
    Net premiums from loan dispositions.....................    1,336        701      7,277     4,241     2,796
    Net gain on securitization of commercial mortgage
       loans................................................   14,812         --         --        --        --
    Investment advisory fees and other income ..............    1,248      1,068      3,246     3,155     4,471
                                                              -------    -------    -------   -------   -------
         Total interest and related portfolio income........   36,897     21,399     97,405    84,937    68,817
                                                              -------    -------    -------   -------   -------
Expenses:
    Interest on indebtedness................................    4,598      5,788     26,952    20,298    12,355
    Salaries and employee benefits..........................    2,850      2,057     10,258     8,774     8,031
    General and administrative..............................    2,757      1,586      8,970     8,289     6,888
    Merger..................................................       --         --      5,159        --        --
                                                              -------    -------    -------   -------   -------
         Total operating expenses...........................   10,205      9,431     51,339    37,361    27,274
    Formula and cut-off awards(1)...........................    1,772         --         --        --        --
                                                              -------    -------    -------   -------   -------
    Portfolio income before realized and unrealized gains...   24,920     11,968     46,066    47,576    41,543
                                                              -------    -------    -------   -------   -------
Net realized and unrealized gains
    Net realized gains......................................    6,421      3,677     10,704    19,155    12,000
    Net unrealized gains (losses)...........................      724     (2,159)     7,209    (7,412)    9,266
                                                              -------    -------    -------   -------   -------
         Total net realized and unrealized gains............    7,145      1,518     17,913    11,743    21,266
                                                              -------    -------    -------   -------   -------
Income before minority interests and income taxes...........   32,065     13,486     63,979    59,319    62,809
Minority interests..........................................       --        306      1,231     2,427       546
Income tax expense..........................................       --        534      1,444     1,945     1,784
                                                              -------    -------    -------   -------   -------
Net increase in net assets resulting from operations........  $32,065    $12,646    $61,304   $54,947   $60,479
                                                              =======    =======    =======   =======   =======
Per Share:
Basic earnings per common share.............................  $   .62    $   .27    $  1.24   $  1.19   $  1.38
Diluted earnings per common share...........................  $   .61    $   .27    $  1.24   $  1.17   $  1.37
Weighted average common shares outstanding(2)...............   51,814     46,938     49,218    46,172    43,697

                                                                 AT              AT DECEMBER 31,
                                                              MARCH 31,   ------------------------------
                                                                1998        1997       1996       1995
                                                              ---------   --------   --------   --------
                                                                (IN THOUSANDS, EXCEPT PER SHARE DATA)
BALANCE SHEET DATA:
Portfolio at value..........................................  $564,455    $697,021   $607,368   $528,483
Portfolio at cost...........................................   562,006     690,720    613,276    526,979
Total assets................................................   652,710     807,775    713,360    605,434
Total debt outstanding......................................   202,243     347,663    274,997    200,339
Preferred stock issued to SBA...............................     7,000       7,000      7,000      7,000
Shareholders' equity........................................   423,248     420,060    402,134    367,192
Shareholders' equity per common share.......................  $   8.23    $   8.07   $   8.34   $   8.26
Common shares outstanding at period end(2)..................    51,451      52,047     48,238     44,479

                                                                 THREE MONTHS
                                                                    ENDED
                                                                  MARCH 31,           YEAR ENDED DECEMBER 31,
                                                              ------------------   ------------------------------
                                                                1998      1997       1997       1996       1995
                                                              --------   -------   --------   --------   --------
                                                                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
OTHER DATA:
Loan originations...........................................  $107,506   $72,099   $364,942   $283,295   $216,175
Loan repayments.............................................    30,773    25,104    233,005    179,292    111,731
Loan sales(3)...............................................     9,706     6,425     53,912     27,715     29,726
Total assets serviced at period end.........................   909,266   822,009    856,581    773,263    682,489
Realized losses.............................................        --       829      5,100     11,262      4,679
Realized gains..............................................  $  6,421   $ 4,505   $ 15,804   $ 30,417   $ 16,679
Return on equity(4).........................................        --        --        15%        14%        17%

---------------
(1) See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Results of Operations -- Comparison of Three Months Ended March 31, 1998 and 1997."
(2) Excludes 663,000 shares held in the Company's deferred compensation trust at or for the period ended March 31, 1998. See "Management -- Compensation Plans."
(3) Excludes loans sold through securitization in January 1998. See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Results of Operations -- Comparison of Three Months Ended March 31, 1998 and 1997."
(4) Return on equity is computed using the net increase in net assets resulting from operations for the year divided by the average of beginning and ending shareholders' equity for the year. Return on equity has not been computed on a quarterly basis because quarterly results may fluctuate significantly and may not be indicative of annual results.

                           1998                     1997                                    1996
                          -------   -------------------------------------   -------------------------------------
                           QTR 1     QTR 1     QTR 2     QTR 3     QTR 4     QTR 1     QTR 2     QTR 3     QTR 4
                          -------   -------   -------   -------   -------   -------   -------   -------   -------
                                                   (IN THOUSANDS, EXCEPT PER SHARE DATA)
QUARTERLY DATA:
Total interest and
  related portfolio
  income................  $36,897   $21,399   $24,911   $25,111   $25,984   $19,412   $20,866   $20,753   $23,906
Portfolio income before
  realized and
  unrealized gains......   24,920    11,968    14,095    12,093     7,910    11,284    11,665    11,592    13,035
Net increase in net
  assets resulting from
  operations............   32,065    12,646    18,296    17,146    13,216    18,935    11,090    16,855     8,067
Basic earnings per
  common share..........      .62       .27       .37       .35       .25       .42       .24       .35       .18
Diluted earnings per
  common share..........      .61       .27       .37       .35       .25       .42       .23       .34       .18
Net asset value per
  share(1)..............     8.23      8.39      8.50      8.42      8.07      8.37      8.46      8.58      8.34
Dividends declared per
  share.................      .35       .30       .30       .31       .80(2)     .25      .26       .27       .45(3)

---------------
(1) Net asset value per share is determined as of the last day in the relevant quarter. The information presented reflects the operations of the Company with all periods restated as if the Predecessor Companies had merged as of the beginning of the earliest period presented. The net asset values shown are based on outstanding shares at the end of each period.
(2) During the fourth quarter of 1997, the Company declared a quarterly dividend of $0.61 which included $0.34 per share representing the distribution of shares of Allied Lending previously held in Allied I's portfolio. The Company also declared an annual extra distribution of $0.02 per share, and a special distribution of previously undistributed earnings of $0.17 per share in conjunction with the Merger.
(3) During the fourth quarter of 1996, the Company declared a regular quarterly dividend of $0.29 per share and an annual extra distribution of $0.16 per share.

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
                OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     The following analysis of the financial condition and results of operations of the Company should be read in conjunction with the Selected Consolidated Financial Data, the Company's Consolidated Financial Statements and the Notes thereto, and the other financial data included elsewhere in this Prospectus. The Merger was treated as a tax-free reorganization under Section 368 (a)(1)(A) of the Code. For federal income tax purposes, the Predecessor Companies carried forward the historical cost basis of their assets and liabilities to the surviving entity (Allied Capital Corporation). For financial reporting purposes, the Predecessor Companies also carried forward the historical cost basis of their respective assets and liabilities at the time the Merger was effected. For financial reporting purposes, Allied I's ownership of Allied Lending has been eliminated for all periods presented. The financial information reflects the operations of the Company with all periods restated as if the Predecessor Companies had merged as of the beginning of the earliest period presented.

OVERVIEW

     The Company's primary business is investing in and lending to private small and medium-sized businesses in three areas: mezzanine finance, commercial real estate finance, and 7(a) lending. In addition, the Company earns advisory fees from the management of private investment funds.

     The Company's earnings depend primarily on the level of interest and related portfolio income and net realized and unrealized gain income earned on these three investment types after deducting interest paid on borrowed capital and operating expenses. Interest income results from the stated interest rate paid on a loan, the amortization of loan origination points and the amortization of any market discount arising from purchased loans. The level of interest income is directly related to the balance of the investment portfolio multiplied by the effective yield on the portfolio. The Company's ability to generate interest income is dependent on economic, regulatory and competitive factors that influence interest rates, loan originations, and the Company's ability to secure financing for its investment activities. The Company's financial results on a quarterly basis may fluctuate significantly due to the timing of gain recognition and the timing of securitization transactions, among other factors. As a result, quarterly financial information may not be indicative of annual results. See "Risk Factors -- Fluctuations in Quarterly Results."

     The Company's portfolio is managed in three parts: mezzanine loans, debt securities and equity interests; commercial mortgage loans; and 7(a) loans.

     The total portfolio at value was $564.5 million, $697.0 million, $607.4 million and $528.5 million at March 31, 1998, and December 31, 1997, 1996 and 1995, respectively. During the quarter ended March 31, 1998 the Company completed an asset securitization of approximately $295 million in commercial mortgage loans, and as a result, the portfolio decreased by 19% from December 31, 1997 to March 31, 1998. See "-- Results of Operations -- Comparison of Three Months Ended March 31, 1998 and 1997." The portfolio increased approximately 15% for each of the years ended December 31, 1997 and 1996. A summary of the composition of the Company's total assets, including its loan portfolios at March 31, 1998 and December 31, 1997, 1996 and 1995 is shown in the following table:

                                                                              AT DECEMBER 31,
                                                              AT MARCH 31,   ------------------
                     ASSET COMPOSITION                            1998       1997   1996   1995
                     -----------------                        ------------   ----   ----   ----
Commercial mortgage loans(1)................................       44%        56%    52%    46%
Mezzanine investments.......................................       35         25     27     34
7(a) loans..................................................        7          5      6      7
Cash and other assets.......................................       14         14     15     13
                                                                  ---        ---    ---    ---
                                                                  100%       100%   100%   100%
                                                                  ===        ===    ===    ===

---------------
(1) Includes residual interests in a securitized pool of mortgage loans and real estate investments.

     Mezzanine loans, debt securities and equity interests were $225.0 million, $207.7 million, $191.2 million and $205.2 million at March 31, 1998, and December 31, 1997, 1996 and 1995, respectively. The effective yield on the mezzanine portfolio was 13.2%, 12.6% and 13.2% at March 31, 1998, and December 31, 1997 and 1996, respectively. Mezzanine loan originations were $37.8 million for the quarter ended March 31, 1998 and $66.7 million and $66.2 million for the years ended December 31, 1997 and 1996, respectively. Mezzanine loan repayments were $13.8 million for the quarter ended March 31, 1998. During the two years ended December 31, 1997, mezzanine loan repayments and sales of equity interests were approximately equal to originations, which kept the level of the portfolio relatively constant.

     Prior to the Merger, mezzanine loan originations were made through Allied I and Allied II, which originated small ($2 million - $10 million) mezzanine loans in order to maintain appropriate portfolio diversity for regulated investment company purposes. Pursuant to the terms of a Commission exemptive order, Allied I and Allied II loan originations were made pursuant to a co-investment formula, based on relative total assets, which required identical terms for each loan originated. As a result, Allied I and Allied II were unable to originate larger loans or price loans based on their own capital structures. These inefficiencies limited the ability of Allied I and Allied II to compete effectively in the marketplace.

     Subsequent to the Merger, the Company's larger overall portfolio size enables it to compete for larger mezzanine loans while maintaining adequate diversity within the portfolio. As a result, the Company is actively pursuing mezzanine loans in sizes ranging from $5 million to $25 million. The Company also is able to price its mezzanine loans using a single capital structure, which should enable the Company to price its loans more competitively. The Company believes that these post-Merger strategies will enable the Company to increase mezzanine loan originations in 1998.

     Commercial mortgage loans were $201.3 million, $447.2 million, $373.7 million and $277.3 million at March 31, 1998, and December 31, 1997, 1996 and 1995, respectively. The commercial mortgage loan portfolio declined by 55% during the first quarter of 1998 due to the sale through securitization of approximately $295 million in commercial mortgage loans. See "-- Results of Operations -- Comparison of Three Months Ended March 31, 1998 and 1997." The Company added to its commercial mortgage loan portfolio during the first quarter of 1998 through the origination of new loans and investments totaling $53.9 million and decreased its portfolio due to repayments of loans totaling $16.3 million. The commercial mortgage loan portfolio increased by 20% and 35% for the years ended December 31, 1997 and 1996. Commercial mortgage loan originations were $249.0 million and $176.3 million for 1997 and 1996, respectively. Commercial mortgage loan originations grew by 41% and 58% in 1997 and 1996, respectively. Commercial mortgage loan repayments were $154.5 million and $87.5 million for 1997 and 1996, respectively.

     The Company experienced a high rate of commercial mortgage loan repayments in 1997 as many loans that had been purchased in earlier years and originated without substantial prepayment prohibitions were repaid due to a favorable interest rate environment. The Company now generally originates its commercial real estate loans to require prepayment premiums, which generally take the form of a fixed percentage of the loan amount that declines as the loan matures.

     The weighted average current stated interest rate on the commercial real estate portfolio at March 31, 1998 and at December 31, 1997 and 1996 was 9.9%, and 9.6% and 10.3%, respectively. The weighted yield on the commercial real estate portfolio was 11.9%, 11.4% and 13.4% at March 31, 1998 and December 31, 1997 and 1996, respectively.

     The effective yield on the commercial mortgage loan portfolio is higher than the stated interest rate due to the amortization of market discount on purchased loans. At March 31, 1998, and December 31, 1997 and 1996, unamortized market and original issue discount was $16.4 million, $28.0 million and $37.1 million, respectively. The Company generally prices its commercial mortgage loans based on a fixed spread over comparable U.S. Treasury rates given the term of the loan. During 1997, interest rates on U.S. Treasury bonds declined significantly, and the spreads charged by commercial real estate lenders in the marketplace narrowed. As a result, the Company's pricing was affected. Because of the Company's defined niche as an enterprise value real estate lender, however, ACC has experienced only a minimal decline in the overall interest rates on loans originated in 1997 and for the first quarter of 1998. Commercial mortgage loans originated during the first quarter of 1998 had a weighted average stated interest rate of 9.2%. Commercial mortgage loans originated in 1997 had a weighted average stated interest rate of 9.6% as compared to 10.0% for loans originated in 1996.

     The Company will continue to aggressively originate commercial mortgage loans but may increasingly sell loans that are originated at interest rates that do not meet the Company's overall portfolio strategy.

     The 7(a) loan portfolio was $45.9 million, $40.7 million, $42.1 million and $43.3 million at March 31, 1998 and December 31, 1997, 1996 and 1995,
respectively. 7(a) loan originations were $15.7 million for the quarter ended March 31, 1998 and $49.2 million and $40.8 million for the years ended December 31, 1997 and 1996, respectively. Sales of the guaranteed portions of 7(a) loan originations were $9.7 million in the first quarter of 1998 and $43.4 million and $25.0 million for the years ended December 31,1997 and 1996, respectively. 7(a) loans are originated with variable interest rates priced at spreads ranging from 1.75% to 2.75% over the prime lending rate.

     Prior to the Merger, 7(a) loan originations were conducted through Allied Lending, which had a consolidated equity base of approximately $40 million. Because of its relatively small equity base, the Company's cost of debt capital was expensive and required the Company to price its 7(a) loans at a level that was, in many cases, above market. Because of the Company's increased equity base, ACC has reevaluated its pricing strategy and can offer 7(a) loans at lower prices, and believes that this should increase loan origination activity in 1998. Also, effective January 1, 1998, the Company is no longer required to hold the guaranteed portion of its 7(a) loans originated for 90 days before selling, which also lowers its costs associated with this loan origination program.

RESULTS OF OPERATIONS

COMPARISON OF THREE MONTHS ENDED MARCH 31, 1998 AND 1997

     Net increase in net assets resulting from operations ("NIA") was $32.1 million, or $0.62 per share, and $12.6 million, or $0.27 per share, for the three months ended March 31, 1998 and 1997, respectively. NIA results from total interest and related portfolio income earned, less total expenses incurred, plus net realized and unrealized gains or losses. The NIA for the three months ended March 31, 1998 also includes a gain of $14.8 million, or $0.29 per share, resulting from a commercial mortgage loan securitization transaction that was completed in January 1998.

     On January 30, 1998, the Company, in conjunction with Business Mortgage Investors, Inc.("BMI"), a private REIT managed by the Company, completed a $310 million asset securitization, whereby bonds totaling $239 million were sold in three classes rated "AAA", "AA" and "A" by Standard & Poor's Ratings Services and Fitch IBCA, Inc. in a private placement. The Company and BMI sold a pool of 97 commercial mortgage loans totaling $310 million to a special purpose, bankruptcy remote entity which transferred the assets to a trust which issued the bonds. The Company contributed approximately 95%, or $295 million, of the total assets securitized, and received cash proceeds, net of costs, of approximately $223 million. The Company retained a trust certificate for its residual interest (the "residual interest") in the loan pool sold, and will receive interest income from this residual interest as well as receive the net spread of the interest earned on the loans sold less the interest paid on the bonds over the life of the bonds (the "residual securitization spread"). The mortgage loan pool had an approximate weighted average stated interest rate of 9.6%. The three bond classes sold have an aggregate weighted average interest rate of approximately 6.38%.

     The Company accounted for the securitization in accordance with Statement of Financial Accounting Standards No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." As a result, the Company recorded a gain of approximately $14.8 million net of the costs of the securitization and the cost of settlement of interest rate swaps. The gain arises from the difference between the carrying amount of the loans and the fair market value of the assets received -- cash, residual securitization spread, residual interest and a servicing asset. The value of the residual securitization spread, $17.0 million, was determined based on the future expected cash flows, assuming a constant prepayment rate for the mortgage loan pool of 10%, discounted at 16%. The value of the residual interest was determined to be

$66.5 million and was based on the future expected cash flows less projected losses of approximately $3.0 million. The projected losses were based upon the attributes of the portfolio sold and the underlying collateral values. The weighted average loan to collateral value of the 97 loans sold was 68.3%. The expected future cash flow from the residual interest was discounted at 9.6%. The servicing asset was valued at $0.2 million, assuming a net servicing fee of 0.04%, and was discounted at a rate of 10%.

     The Company will continue to earn interest income from the residual interest, and will receive the actual net spread from the portion of the loans sold represented by the bonds issued. As the net spread is received, a portion will be allocated to interest income with the remainder applied to reduce the carrying amount of the residual securitization spread. The residual interest and the residual securitization spread will be valued each quarter using updated prepayment, interest rate and loss estimates.

     The Company believes that it will continue to use asset securitization as a means to enhance its returns on assets as well as increase its liquidity. The Company expects to complete an asset securitization transaction no more frequently than annually.

     Interest income totaled $19.5 million and $19.6 million for the three months ended March 31, 1998 and 1997, respectively. Interest income appears relatively constant on a quarter to quarter comparison because of the assets sold through securitization. The Company's average portfolio was approximately $631 million and approximately $628 million during the quarters ended March 31, 1998 and 1997, respectively. The weighted average yield on the total loan portfolio at March 31, 1998 and 1997 remained relatively constant at approximately 12.4%. On a proforma basis, had the Company retained the 97 loans that were securitized, interest income would have been approximately $3.0 million higher during the quarter ended March 31, 1998, for a quarterly increase of approximately 15%. The Company originated loans totaling $107.5 million in the first quarter of 1998 as compared to $72.1 million during the first quarter of 1997, and received repayments on its loan portfolio totaling $30.8 million and $25.1 million for the quarters ended March 31, 1998 and 1997, respectively.

     Net premiums from loan dispositions were $1.3 million and $0.7 million for the three months ended March 31, 1998 and 1997, respectively. Net premiums from loan dispositions include premiums on the sale of the guaranteed portion of the Company's 7(a) loans into the secondary market of $0.8 million and $0.4 million for the quarters ended March 31, 1998 and 1997, respectively. The premiums result from the Company's sale of 7(a) loans totaling $9.5 million and $4.9 million for the quarters ended March 31, 1998 and 1997, respectively. Also included in net premiums from loan dispositions were premiums, resulting from the early repayment of loans, totaling $0.5 million and $0.3 million for the three months ended March 31, 1998 and 1997, respectively.

     Investment advisory fees and other income were $1.2 million and $1.1 million for the three months ended March 31, 1998 and 1997, respectively. Investment advisory fees totaled $0.5 million and $0.3 million for the quarters ended March 31, 1998 and 1997, respectively. Three of the Company's private managed funds are no longer making new investments and are actively distributing fund assets to their investors. In January 1998, however, the Company entered into a new agreement with Kreditanstalt fur Wiederaufbau (KfW), the state-owned public development bank of Germany, to manage a fund of approximately DM 160 million (approximately $87 million at March 31, 1998). Advisory fees increased as new fees from the German fund offset the decline in fees from liquidating funds.

     Total operating expenses were $10.2 million and $9.4 million for the three months ended March 31, 1998 and 1997, respectively, an increase of 8.5%. Operating expenses include interest on indebtedness, salaries and employee benefits, and other general and administrative expenses.

     Interest expense on indebtedness totaled $4.6 million and $5.8 million for the three months ended March 31, 1998 and 1997, respectively. The decrease in interest expense is the result of the Company repaying amounts outstanding under its short-term credit facilities with the proceeds received from the securitization. Average outstanding indebtedness for the quarters ended March 31, 1998 and 1997 was $246 million and $298 million, respectively. The weighted average interest rate for the Company's combined indebtedness at March 31, 1998 was 7.6%, as compared to 7.4 % at March 31, 1997.

     Salaries and employee benefits totaled $2.9 million and $2.1 million for the three months ended March 31, 1998 and 1997, respectively. At March 31, 1998 and 1997, total employees were 90 and 70, respectively. The increase in salaries and benefits reflects the increase in total employees, combined with wage increases, and the experience level of employees hired. The Company was an active recruiter in 1997 for experienced investment and operational personnel and the Company continues to actively recruit and hire new professionals to support anticipated portfolio growth.

     General and administrative expenses include the lease for the Company's headquarters in Washington, DC, leases established in 1997 for the Company's new offices in Chicago and San Francisco, travel costs, stock record expenses, legal and accounting fees, directors' fees and various other expenses. General and administrative expenses totaled $2.8 million and $1.6 million, respectively, for the three months ended March 31, 1998 and 1997. The approximate $1.2 million increase was partially due to certain post-Merger integration expenses incurred in the first quarter of 1998, totaling $0.2 million. These expenses included primarily the costs of legal and accounting advice as well as the use of certain outside consultants. The remaining increase in general and administrative expenses results from continued growth of the Company, combined with differences that result from the timing of expenses recognized in 1997. The first quarter of 1997 incurred a relatively low level of expense when compared to an expected average quarterly expense based upon total 1997 actual expenses. 1997 general and administrative expenses in total were $9.0 million, which would imply an average estimated 1997 quarterly expense of $2.2 million.

     During the first quarter of 1998, the Company began to expense a portion of the formula and cut-off awards that were established in connection with the Merger. Prior to the Merger, each of the Predecessor Companies had a stock option plan (the "Old Plans"). In preparation for the Merger, the Compensation Committees of the Predecessor Companies determined that the Old Plans should be terminated upon the Merger, so that the new merged Company would be able to develop a new incentive compensation plan for all officers and directors with a single equity security. The existence of the Old Plans had resulted in certain inequities in option grants among the various officers of the Predecessor Companies simply because of the differences in the underlying equity securities.

     To balance stock option awards among the employees, and to account for the deviations caused by the existence of five plans supported by five different publicly traded stocks, Advisers developed two special awards to be granted in lieu of options under the Old Plans that would be foregone upon the cancellation of the Old Plans.

     Cut-Off Award. The first award established a cut-off dollar amount as of the date of the announcement of the Merger (August 14, 1997) that would be computed for all outstanding, but unvested options that would be canceled as of the date of the Merger. The cut-off award was designed to cap the appreciated value in unvested options at the Merger announcement date in order to set the foundation to balance option awards upon the Merger. The cut-off award was designed to be equal to the difference between the market prices of the shares of stock underlying the canceled option under the Old Plans at August 14, 1997, less the exercise prices of the options. The cut-off award was computed to be $2.9 million in the aggregate and will be payable for each canceled option as the canceled options would have vested. The cut-off award will only be payable if the award recipient is employed by the Company on a future vesting date. The cut-off award that will vest in 1998 will total $0.8 million, and approximately one quarter of this amount, or $0.2 million, has been expensed in the first quarter of 1998.

     Formula Award. The formula award was designed to compensate officers from the point when their unvested options would cease to appreciate in value pursuant to the mechanics of the cut-off award (i.e., August 14, 1997) up until the time in which they would be able to receive option awards in the Company after the Merger became effective. In the aggregate, the formula award equaled six percent of the difference between the combined aggregate market capitalizations of the Predecessor Companies as of the close of the market on December 30, 1997, and the combined aggregate market capitalizations of the Predecessor Companies on August 14, 1997.

     The formula award was designed as a long-term incentive compensation program that would replace canceled stock options and would balance share ownership among key officers for past and prospective service.

The terms of the formula award require that the award be contributed to the Company's deferred compensation plan, and be used to purchase shares of the Company in the open market. The formula award will vest over a three-year period, on the anniversary date of the Merger, beginning on December 31, 1998.

     In the aggregate, the market capitalizations of the Predecessor Companies increased by approximately $319 million from August 14, 1997 to December 30, 1997, and the total formula award was computed to be approximately $19 million. Assuming all officers who received a formula award remain with the Company over the vesting period, the Company will expense the formula award during 1998, 1999 and 2000 in an annual amount of approximately $6.4 million. The Company recorded approximately one-fourth of the annual formula award expense of $1.6 million during the first quarter of 1998.

     The total expense recorded as a result of the cut-off and formula awards during the first quarter of 1998 was $1.8 million or $0.03 per share.

     Net realized gains were $6.4 million and $3.7 million for the three months ended March 31, 1998 and 1997, respectively. The net gains resulted from the sale of equity securities associated with certain mezzanine loans and the realization of unamortized discount resulting from the payoff of mezzanine and commercial mortgage loans, offset by losses on investments. Realized gains totaled $6.4 million and $4.5 million for the quarters ended March 31, 1998 and 1997, respectively. There were no realized losses during the quarter ended March 31, 1998, and realized losses totaled $0.8 million for the quarter ended March 31, 1997. Net realized gains during the first quarter of 1998 were largely due to the sale of securities of two portfolio companies, Labor Ready, Inc. and Broadcast Holdings, Inc. Gains resulting from investments in these two companies totaled $6.1 million.

     The Company recorded net unrealized gains of $0.7 million for the three months ended March 31, 1998 representing an increase in the board of directors' valuation of the Company's assets over their aggregate cost as compared to the prior period and the effect of valuation of interest rate swap agreements. At March 31, 1998, net unrealized appreciation in the portfolio totaled $2.0 million, and was composed of unrealized appreciation of $25.1 million resulting from appreciated equity interests in portfolio companies, and unrealized depreciation of $23.1 million resulting from under-performing loans in the portfolio. At March 31, 1998, $13.7 million of loans at value in the portfolio were greater than 120 days delinquent, and $18.7 million of loans at value were not accruing interest.

     The Company incurred income tax expense of $0.5 million for three months ended March 31, 1997, which resulted from the operations of Advisers, prior to the Merger. It is the Company's current intention to distribute all of its taxable income, and therefore no provision for income taxes has been made for the quarter ended March 31, 1998.

     The weighted average shares outstanding used to compute basic earnings per share for the quarter ended March 31, 1998 were 51.8 million as compared to 46.9 million for the quarter ended March 31, 1997. The increase in weighted average shares is primarily due to the exercise of stock options and new shares issued in conjunction with the exchange of shares pursuant to the Merger. Total shares outstanding at March 31, 1998 were 51.5 million. The weighted average shares and the total shares outstanding are reduced by the approximately 663,000 shares held in the Company's deferred compensation plan resulting from the formula award.

     In January 1998, the Company granted 3.4 million new stock options to certain of the Company's officers. The shares under option have been included in the calculation of weighted average shares used to compute diluted earnings per share. See "Management -- Compensation Plans -- Stock Option Plan."

COMPARISON OF FISCAL YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

     NIA was $61.3 million, or $1.24 per share, $54.9 million, or $1.19 per share, and $60.5 million, or $1.38 per share, for the years ended December 31, 1997, 1996, and 1995, respectively. NIA results from total interest and related portfolio income earned, less total expenses incurred in the operations of the Company, plus net realized and unrealized gains or losses. For 1997, NIA was significantly impacted by certain one-time, non-recurring expenses related to the Merger, which totaled approximately $5.2 million. Without these one-time Merger expenses, NIA would have been $66.5 million, or $1.35 per share, for 1997, a 13% increase over 1996 earnings per share.

     Total interest and related portfolio income was $97.4 million, $84.9 million and $68.8 million for the years ended December 31, 1997, 1996 and 1995, respectively. Total interest and related portfolio income is primarily a function of the level of interest income earned and the balance of portfolio assets. In addition, total interest and related portfolio income includes premiums from loan sales, prepayment premiums, and advisory fee and other income.

     Interest income totaled $86.9 million, $77.5 million, and $61.6 million for the years ended December 31, 1997, 1996 and 1995, respectively. Interest income increased 12% and 26% for 1997 and 1996, respectively. The increase in interest income earned results primarily from increases in the amount of loans outstanding during the periods presented. The Company's loan portfolio increased by 13% to $655.8 million at December 31, 1997 from $580.9 million at December 31, 1996, and the loan portfolio increased by 17% in 1996 from $495.3 million at December 31, 1995. The Company's total loan originations of $364.9 million for 1997 represented a 29% increase over loan originations of $283.3 million for 1996, and a 31% increase of loan originations of $216.2 million for 1995. In addition, the weighted average yield on the total loan portfolio at December 31, 1997 was 11.7%, as compared to 13.1% at December 31, 1996. The Company also earns interest on cash and government securities which totaled $81.5 million, $71.8 million and $49.0 million at December 31, 1997, 1996 and 1995, respectively. The Company for the past three years has earned approximately 4% to 5% on its temporary cash and government securities.

     Net premiums from loan dispositions were $7.3 million, $4.2 million and $2.8 million for the years ended December 31, 1997, 1996 and 1995, respectively. Included in net premiums from loan dispositions are premiums from loan sales and premiums received on the early repayment of loans. Premiums from loan sales were $3.2 million, $2.6 million and $2.1 million for the years ended December 31, 1997, 1996 and 1995, respectively. This premium income results primarily from the cash gain on the sale of the guaranteed portion of the Company's 7(a) loans into the secondary market, less the costs associated with originating the loans sold. Typically, the Company receives cash premiums on loan sales net of origination costs ranging from 4% to 6% of the face amount of each loan sold.

     Prepayment premiums were $4.0 million, $1.7 million and $0.7 million for the years ended December 31, 1997, 1996 and 1995, respectively. Commercial mortgage loan repayments of $154.5 million in 1997 were primarily responsible for the large level of prepayment premiums experienced in 1997. The expected maturity of mezzanine or commercial real estate loans ranges from five to ten years. While it is the Company's intention to retain its borrowers for the full expected life of the loan, it is not unusual for ACC's borrowers to refinance or pay off their debts to the Company ahead of schedule. Because the Company seeks to finance primarily seasoned, performing companies, such companies at times can secure lower cost financing as their balance sheets strengthen, or as more favorable interest rates become available.

     Investment advisory fees and other income was $3.2 million, $3.2 million and $3.2 million, for the years ended December 31, 1997, 1996 and 1995, respectively. This income includes rental income from the Company's fully leased commercial office building located in northern Virginia and income from foreclosure properties. Investment advisory fees are received from the private funds managed by ACC. Three of the Company's private managed funds are in liquidation, and are actively distributing fund assets to their investors. In January 1998, the Company entered into an investment advisory agreement with Kreditanstalt fur Wiederaufbau (KfW), the state-owned public development bank of Germany, to manage a fund of approximately DM 160 million (approximately $87 million at March 31, 1998). For its services related to sourcing, structuring, investing, monitoring and disposing of its investments in small, German businesses, ACC will receive a 3% per annum fee on total committed capital, payable quarterly.

     Total expenses were $51.3 million ($46.1 million without Merger expenses), $37.4 million and $27.3 million for the years ended December 31, 1997, 1996 and 1995, respectively. Operating expenses include interest on indebtedness, salaries and employee benefits, legal and accounting expenses, and other general and administrative expenses.

     The Company's single largest expense is interest on indebtedness, which totaled $26.9 million, $20.3 million, and $12.4 million for the years ended December 31, 1997, 1996 and 1995, respectively. The increase in interest expense was 33% and 64% for 1997 and 1996, respectively, and is attributable to increased borrowings by the Company and its subsidiaries under various credit facilities to fund new loan originations. The Company's total borrowings were $347.7 million at December 31, 1997, $275.0 million at December 31, 1996 and $200.3 million at December 31, 1995. Total borrowings increased by 26% and 37% in 1997 and 1996, respectively. The Company's weighted average interest cost on outstanding borrowings at December 31, 1997, 1996 and 1995 was 7.3%, 7.6% and 7.6%, respectively.

     Salaries and employee benefits totaled $10.3 million, $8.8 million, and $8.0 million for the years ended December 31, 1997, 1996, and 1995, respectively. Total employees were 80, 66, and 74 at December 31, 1997, 1996 and 1995, respectively. The increase in salaries and benefits reflects the increase in total employees, combined with wage increases, and the experience level of employees hired. The Company was an active recruiter in 1997 for experienced investment and operational personnel and the Company will continue to actively recruit and hire new professionals in 1998 to support anticipated portfolio growth.

     General and administrative expenses include the lease for the Company's headquarters in Washington, DC, leases established in 1997 for the Company's new offices in Chicago and San Francisco, travel costs, stock record expenses, directors' fees, legal and accounting fees and various other expenses. General and administrative expenses totaled $9.0 million, $8.3 million and $6.9 million, respectively, for the years ended December 31, 1997, 1996 and 1995. Legal and accounting expenses totaled $2.3 million, $1.6 million and $1.2 million for the years ended December 31, 1997, 1996 and 1995, respectively. Legal and accounting expenses include the cost of corporate legal matters, portfolio workout expenses, and routine accounting and auditing fees. The legal and accounting expenses for 1997 include a one-time charge of $0.2 million related to the settlement of a litigation matter associated with one portfolio company. Legal and accounting expenses increased in 1997 because of this one-time charge and various restructuring matters. Other than the increases in legal and accounting fees, the Company did not experience any significant increases in general and administrative expenses. The Company intends to move its Washington, D.C. office to larger office space in mid-1998. The Company is increasing the size of its Washington, D.C. office by approximately 10,000 square feet in order to accommodate its recent and future anticipated increases in headcount. Annual rent expense is expected to increase by approximately $0.6 million, annually.

     Merger expenses totaled $5.2 million, and consisted primarily of investment banking fees of $3.1 million, legal fees of $1.0 million and costs associated with the solicitation of proxies of approximately $0.6 million.

     Total expenses excluding interest on indebtedness and Merger expenses represented approximately 2.5%, 2.6% and 2.7% of the Company's average assets for the years ended December 31, 1997, 1996 and 1995, respectively.

     Net realized gains were $10.7 million, $19.2 million and $12.0 million for the years ended December 31, 1997, 1996 and 1995, respectively. These gains resulted from the sale of equity securities associated with certain mezzanine loans and the realization of unamortized discount resulting from the payoff of mezzanine and commercial mortgage loans, offset by losses on investments.

     Realized gains totaled $15.8 million, $30.4 million and $16.7 million, and realized losses totaled $5.1 million, $11.3 million and $4.7 million for the years ended December 31, 1997, 1996 and 1995, respectively. Realized losses of $11.3 million in 1996 resulted primarily from the liquidation of two portfolio securities. The Company made loans to these borrowers in the late 1980's and early 1990's, and the borrowers encountered significant difficulties during the recession of the early 1990's. Losses from loans to these borrowers included in 1996 losses totalled $6.6 million. Realized gains for 1997 resulted from the liquidation of securities from 83 portfolio relationships, and ranged in size from less than $100 to $2.6 million, with an average size of $188,000.

     The Company recorded net unrealized gains of $7.2 million for the year ended December 31, 1997, representing an increase in the board of directors' valuation of the Company's assets over their aggregate cost as compared to the prior period. Included as a component of the $7.2 million was a $5.0 million write-down of interest rate swap agreements. For the year ended December 31, 1996, the Company recorded net unrealized losses of $7.4 million, as the Company sold an unusual volume of equity securities that had previously been recorded at appreciated values. When a sale is consummated, a realized gain is recorded and a corresponding unrealized loss is also recorded to reflect that the appreciated asset has been sold. For the year ended December 31, 1995, net unrealized gains were $9.3 million.

     The Company incurred income tax expense of $1.4 million, $1.9 million and $1.8 million, respectively, for the years ended December 31, 1997, 1996 and 1995 resulting from the operations of Advisers. In conjunction with the Merger, Advisers' operations as an investment adviser to certain private funds were assumed by the Company. The Company will be required to pay a tax on any assets previously owned by Advisers that are subsequently sold.

     During 1997, 1996 and 1995, Allied I, Allied II, Allied Commercial and Allied Lending declared dividends to their shareholders representing all of each company's ordinary taxable income, taxable net capital gains, and in the case of Allied I in 1997, a partial return of capital resulting from the distribution of Allied I's ownership of Allied Lending's shares. Tax distributions differ from NIA due to timing differences in the recognition of income and expenses, returns of capital and unrealized appreciation which is not included in taxable income. Total tax distributions declared were $85.7 million, $57.4 million and $47.9 million for 1997, 1996 and 1995, respectively. Tax distributions per share were $1.71, $1.23 and $1.09 for the three years ended December 31, 1997, 1996 and 1995, respectively. These per share distributions have been exchange adjusted for the Merger and include the exchange-adjusted shares of Advisers for which no tax distributions had historically been declared or paid.

     Included in 1997 tax distributions was $18 million, or $0.34 per share, representing a non-cash dividend of the shares of Allied Lending held in Allied I's portfolio. Allied I declared and paid a dividend equal to 0.107448 shares of Allied Lending for each share of Allied I held on the record date for such dividend. These shares had a market value of $21.25 per share on December 30, 1997, the distribution date.

     Also included in 1997 tax distributions was a special, one-time dividend equal to $8.8 million or $0.17 per share representing all of the retained earnings and profits of the Predecessor Companies at December 31, 1997. The special dividend was declared in conjunction with the Merger in order for the Company to maintain its RIC status.

     Certain of the Company's credit facilities limit the Company's ability to declare dividends if the Company has defaulted under certain provisions of the credit agreement.

     The weighted average common shares outstanding were 49.2 million, 46.2 million and 43.7 million for the years ended December 31, 1997, 1996 and 1995, respectively. The increases in the weighted average shares reflect the exercise of employee stock options to purchase shares of the Company, the issuance of shares pursuant to a dividend reinvestment plan, the issuance of new shares pursuant to two separate rights offerings, and the exchange of shares pursuant to the Merger. Allied I's ownership of Allied Lending during the periods presented has been eliminated in the consolidation.

     NIA, as a percentage of average shareholders' equity was 15%, 14% and 17% for 1997, 1996 and 1995, respectively. NIA, excluding Merger expenses, as a percentage of average shareholders' equity for 1997 was 16%.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

CASH AND U.S. GOVERNMENT SECURITIES

     At March 31, 1998, the Company had $56.1 million in cash and government securities. ACC invests otherwise uninvested cash in U.S. government or agency-issued or guaranteed securities that are backed by the full faith and credit of the United States, or in high quality, short term repurchase agreements fully collateralized by such securities.

     Prior to the Merger, certain of the Predecessor Companies had excess cash resources while other of the Predecessor Companies were borrowers on credit facilities. Subsequent to the Merger, the Company has used excess cash for new investments and in its operations; however, the Company continues to maintain excess cash in its SBIC and SSBIC subsidiaries. This cash may not be withdrawn from the subsidiaries because it supports the long-term borrowings of those subsidiaries, and such borrowings carry substantial prepayment penalties. The cash has not been invested due to a lack of quality investment opportunities, primarily for the SSBIC subsidiary. The Company has been working with the SBA to restructure its SBIC and SSBIC licensees so that the excess cash may be effectively used, and the Company recently received permission to begin financing SBIC eligible investments in its SSBIC subsidiary. See "Certain Government Regulations -- SBA Regulations." The Company is continuing its restructuring efforts and plans to merge its SBIC and SSBIC subsidiaries into a single SBIC. There can be no assurance that this restructuring will be achieved.

INDEBTEDNESS

     The Company had outstanding indebtedness at March 31, 1998 as follows:

                                                                                         ANNUAL PORTFOLIO
                                                                                         RETURN TO COVER
                                                         AMOUNT            ANNUAL            INTEREST
                       CLASS                          OUTSTANDING     INTEREST RATE(1)     PAYMENTS(2)
                       -----                         --------------   ----------------   ----------------
                                                     (IN THOUSANDS)
Debentures and notes payable:
     Master repurchase agreement...................     $  8,243            7.01%              0.09%
     Master loan and security agreement............        9,000            6.84               0.09
     Senior unsecured notes........................       28,700            8.57               0.37
     SBA debentures................................       53,300            8.36               0.68
                                                        --------            ----               ----
          Total debentures and notes payable.......     $ 99,243            8.17%              1.24%
                                                        ========            ====               ====
Revolving line of credit...........................     $103,000            7.11%              1.12%
                                                        ========            ====               ====

---------------
(1) The annual interest rate includes the cost of commitment fees and other facility fees.
(2) The annual portfolio return to cover interest payments ("Annual Return") is calculated as total estimated 1998 annual interest or dividend payments per class of financing, divided by total assets at March 31, 1998. The total Annual Return needed to cover all classes of financing at March 31, 1998 combined is 2.36%.

     Master Repurchase Agreement. The Company and BMI are co-borrowers under a master repurchase agreement whereby the two entities can borrow up to $250 million of which $100 million is committed, through repurchase agreements using commercial mortgage loans as collateral. The Company pledges commercial mortgage loans as collateral for the facility such that the amount borrowed is approximately equal to 75% to 80% of the value of the collateral pledged. The terms of the master repurchase agreement require interest-only payments with all principal due at maturity. The master repurchase agreement bears interest at one-month London Inter Bank Offered Rate ("LIBOR") plus 1.13% and requires an annual commitment fee of 0.25% of the amount committed. The master repurchase agreement matures on January 31, 1999.

     Master Loan and Security Agreement. The Company, again in conjunction with BMI, has a facility to borrow up to $250 million, of which $100 million is committed, using its commercial mortgage loans as collateral. The agreement generally requires interest-only payments with all principal due at maturity. The agreement bears interest at one-month LIBOR plus 1.0% and requires an annual commitment fee of 0.15% of the amount committed. The facility matures on August 21, 1998.

     Senior Unsecured Notes. The Company has a $20 million unsecured senior note payable to an insurance company. The note is scheduled to mature over a five-year period commencing in 1998 with annual principal payments of $4 million. The note has a stated interest rate of 9.15% and is subject to prepayment penalty if paid prior to maturity. In conjunction with the proposed issuance of the unsecured long-term notes described below, the Company anticipates that these senior notes will be restructured during the second quarter of 1998. The Company also has senior notes payable to the Overseas Private Investment Corporation totaling $8.7 million at March 31, 1998.

     SBA Debentures. The Company, through Allied Investment and Allied Financial, has debentures totaling $53.3 million payable to the SBA, at interest rates ranging from 6.87% to 9.80% with scheduled maturity dates as follows:
1998 -- $5.7 million; 1999 -- $0; 2000 -- $17.3 million; 2001 -- $9.4 million;
2002 -- $0; and $21.0 million thereafter. The debentures require semi-annual interest-only payments with all principal due upon maturity. During 1997, Congress increased the maximum leverage available to an SBIC to $101.0 million, and the Company intends to continue to borrow under the SBIC program as the situation warrants.

     Revolving Line of Credit. The Company has a $200 million unsecured revolving line of credit. The facility bears interest at LIBOR plus 1.25% and requires a commitment fee equal to 0.2% of the committed unused amount. The facility also has a facility fee equal to 0.15% of the initial commitment. The 18-month line of credit requires monthly payments of interest, and all principal is due upon maturity. The amount that may be borrowed is based upon a borrowing base formula generally equal to 50% of the Company's portfolio investments not securing other credit facilities. The Company is in the process of restructuring this facility in conjunction with the proposed issuance of the unsecured long-term notes discussed below.

     Unsecured Long-term Notes. The Company is in the process of negotiating $180 million in unsecured long-term notes with private institutional lenders, primarily insurance companies. The proposed terms of the notes include five and seven year maturities, priced at approximately 7.15%. The notes require payment of interest semiannually, and all principal is due upon maturity. The Company plans to issue the notes during the second quarter of 1998; however, there is no assurance that the Company will be able to complete the issuance of the notes.

FUTURE DEBT OR EQUITY OFFERINGS

     The Company plans to secure additional debt and equity capital such as the proceeds from this Offering for continued investment in growing businesses. Because the Company is a RIC, it distributes substantially all of its income and requires external capital for growth. Because the Company is a BDC, it is limited in the amount of debt capital it may use to fund its growth, since it is generally required to maintain a ratio of 200% of total assets to total borrowings. See "Certain Government Regulations." The Company anticipates that if the Offering is completed, the proceeds generated, together with other sources of capital, will be sufficient to fund the anticipated growth in the Company's operations through 1999.

     The Company's cash flow from operations was $11.1 million for the quarter ended March 31, 1998 and $58.9 million, $45.2 million and $47.3 million for the years ended December 31, 1997, 1996 and 1995, respectively. The Company plans to maintain a strategy of financing its operations, dividend requirements and future investments with cash from operations, long-term debt, asset securitizations or through use of its equity capital. The Company will utilize its short-term credit facilities only as a means to bridge to long-term financing. The Company hedges variable and short-term interest rate exposure through interest rate swaps, treasury locks and other techniques. The Company believes that it has access to capital sufficient to fund its ongoing investment and operating activities, and from which to pay dividends.

FINANCIAL OBJECTIVES

     The merged Company has set forth certain financial objectives that it intends to use in allocating its resources and in selecting new investment opportunities. Management's goal is to increase NIA annually by 15% to 20% and to result in a ratio of NIA to average shareholders' equity of 18%. Management believes that the Company will be able to achieve these goals over the next three to five years. Factors that may impede the achievement of these objectives include those described under "Risk Factors" and also include other factors such as changes in the economy, competitive and market conditions, and future business decisions.

YEAR 2000

     The Company has reviewed its exposure to the risks associated with the Year 2000 issue, and has determined that there is no material risk of business interruption as a result of errors or inefficiencies in the Company's internal computer systems. The Company exclusively uses purchased software and has been informed by its vendors that the software will be Year 2000 compatible; however, there is no assurance that such software will indeed address all Year 2000 compatibility issues. The Company is currently assessing the risk that its portfolio companies may have regarding this issue. For all new loans originated, the Company includes in its credit review a Year 2000 compatibility assessment, and will monitor particular portfolio companies as needed.

NEW GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

     Statement of Financial Accounting Standards Nos. 130 and 131, "Reporting Comprehensive Income" and "Disclosures about Segments of an Enterprise and Related Information," respectively, were issued in June 1997. SFAS 130 requires that certain financial activity typically disclosed in shareholders' equity be reported in the financial statements as an adjustment to net income in determining comprehensive income. SFAS 131 requires the reporting of selected segmented information in quarterly and annual reports. SFAS No. 130 did not materially impact the Company's financial statements, and the Company does not anticipate any material financial impact from the implementation of SFAS 131.

                               SENIOR SECURITIES

     Certain information about the various classes of senior securities issued by the Company is set forth in the following tables. The "--" indicates information which the Commission expressly does not require to be disclosed for certain types of senior securities.

                                             TOTAL AMOUNT
                                              OUTSTANDING                  INVOLUNTARY
                                             EXCLUSIVE OF       ASSET      LIQUIDATING      AVERAGE
                                               TREASURY       COVERAGE     PREFERENCE     MARKET VALUE
              CLASS AND YEAR                 SECURITIES(1)   PER UNIT(2)   PER UNIT(3)    PER UNIT(4)
              --------------                 -------------   -----------   -----------   --------------
MASTER REPURCHASE AGREEMENT AND MASTER LOAN
  AND SECURITY AGREEMENT
1988.......................................  $          0      $    0          $--            N/A
1989.......................................             0           0           --            N/A
1990.......................................             0           0           --            N/A
1991.......................................             0           0           --            N/A
1992.......................................             0           0           --            N/A
1993.......................................             0           0           --            N/A
1994.......................................    23,210,000       3,695           --            N/A
1995.......................................             0           0           --            N/A
1996.......................................    85,775,000       2,485           --            N/A
1997.......................................   225,821,000       2,215           --            N/A
1998 (at March 31).........................    17,243,000       3,127           --            N/A

SENIOR NOTE PAYABLE(5)
1988.......................................  $          0      $    0          $--            N/A
1989.......................................             0           0           --            N/A
1990.......................................             0           0           --            N/A
1991.......................................             0           0           --            N/A
1992.......................................    20,000,000       5,789           --            N/A
1993.......................................    20,000,000       6,013           --            N/A
1994.......................................    20,000,000       3,695           --            N/A
1995.......................................    20,000,000       2,868           --            N/A
1996.......................................    20,000,000       2,485           --            N/A
1997.......................................    20,000,000       2,215           --            N/A
1998 (at March 31).........................    20,000,000       3,127           --            N/A

                                             TOTAL AMOUNT
                                              OUTSTANDING                  INVOLUNTARY
                                             EXCLUSIVE OF       ASSET      LIQUIDATING      AVERAGE
                                               TREASURY       COVERAGE     PREFERENCE     MARKET VALUE
              CLASS AND YEAR                 SECURITIES(1)   PER UNIT(2)   PER UNIT(3)    PER UNIT(4)
              --------------                 -------------   -----------   -----------   --------------
OVERSEAS PRIVATE INVESTMENT
CORPORATION LOAN
1988.......................................  $          0      $    0          $--            N/A
1989.......................................             0           0           --            N/A
1990.......................................             0           0           --            N/A
1991.......................................             0           0           --            N/A
1992.......................................             0           0           --            N/A
1993.......................................             0           0           --            N/A
1994.......................................             0           0           --            N/A
1995.......................................             0           0           --            N/A
1996.......................................     8,700,000       2,485           --            N/A
1997.......................................     8,700,000       2,215           --            N/A
1998 (at March 31).........................     8,700,000       3,127           --            N/A

SBA DEBENTURES(6)
1988.......................................  $ 24,350,000      $1,978          $--            N/A
1989.......................................    25,350,000       4,015           --            N/A
1990.......................................    40,450,000       3,397           --            N/A
1991.......................................    49,800,000       3,834           --            N/A
1992.......................................    49,800,000       5,789           --            N/A
1993.......................................    49,800,000       6,013           --            N/A
1994.......................................    54,800,000       3,695           --            N/A
1995.......................................    61,300,000       2,868           --            N/A
1996.......................................    61,300,000       2,485           --            N/A
1997.......................................    54,300,000       2,215           --            N/A
1998 (at March 31).........................    53,300,000       3,127           --            N/A

REVOLVING LINES OF CREDIT
1988.......................................  $ 10,000,000      $1,978          $--            N/A
1989.......................................             0           0           --            N/A
1990.......................................             0           0           --            N/A
1991.......................................             0           0           --            N/A
1992.......................................             0           0           --            N/A
1993.......................................             0           0           --            N/A
1994.......................................    32,226,000       3,695           --            N/A
1995.......................................    20,414,000       2,868           --            N/A
1996.......................................    45,099,000       2,485           --            N/A
1997.......................................    38,842,000       2,215           --            N/A
1998 (at March 31).........................   103,000,000       3,127           --            N/A

                                             TOTAL AMOUNT
                                              OUTSTANDING                  INVOLUNTARY
                                             EXCLUSIVE OF       ASSET      LIQUIDATING      AVERAGE
                                               TREASURY       COVERAGE     PREFERENCE     MARKET VALUE
              CLASS AND YEAR                 SECURITIES(1)   PER UNIT(2)   PER UNIT(3)    PER UNIT(4)
              --------------                 -------------   -----------   -----------   --------------
BONDS PAYABLE
1988.......................................  $          0      $    0          $--            N/A
1989.......................................             0           0           --            N/A
1990.......................................             0           0           --            N/A
1991.......................................             0           0           --            N/A
1992.......................................             0           0           --            N/A
1993.......................................             0           0           --            N/A
1994.......................................             0           0           --            N/A
1995.......................................    98,625,000       2,868           --            N/A
1996.......................................    54,123,000       2,485           --            N/A
1997.......................................             0           0           --            N/A
1998 (at March 31).........................             0           0           --            N/A

REVERSE REPURCHASE AGREEMENTS(7)
1988.......................................  $ 34,321,000      $1,978          $--            N/A
1989.......................................    29,386,000       4,015           --            N/A
1990.......................................    28,361,000       3,397           --            N/A
1991.......................................     2,761,000       3,834           --            N/A
1992.......................................             0           0           --            N/A
1993.......................................             0           0           --            N/A
1994.......................................             0           0           --            N/A
1995.......................................             0           0           --            N/A
1996.......................................             0           0           --            N/A
1997.......................................             0           0           --            N/A
1998 (at March 31).........................             0           0           --            N/A

REDEEMABLE CUMULATIVE PREFERRED STOCK(6)
1988.......................................  $          0      $    0          $ 0            N/A
1989.......................................             0           0            0            N/A
1990.......................................     1,000,000         308          100            N/A
1991.......................................     1,000,000         338          100            N/A
1992.......................................     1,000,000         526          100            N/A
1993.......................................     1,000,000         546          100            N/A
1994.......................................     1,000,000         351          100            N/A
1995.......................................     1,000,000         277          100            N/A
1996.......................................     1,000,000         242          100            N/A
1997.......................................     1,000,000         217          100            N/A
1998 (at March 31).........................     1,000,000         302          100            N/A

                                             TOTAL AMOUNT
                                              OUTSTANDING                  INVOLUNTARY
                                             EXCLUSIVE OF       ASSET      LIQUIDATING      AVERAGE
                                               TREASURY       COVERAGE     PREFERENCE     MARKET VALUE
              CLASS AND YEAR                 SECURITIES(1)   PER UNIT(2)   PER UNIT(3)    PER UNIT(4)
              --------------                 -------------   -----------   -----------   --------------
NON-REDEEMABLE CUMULATIVE PREFERRED STOCK(6)
1988.......................................  $  5,000,000      $  184          $100           N/A
1989.......................................     6,000,000         362          100            N/A
1990.......................................     6,000,000         308          100            N/A
1991.......................................     6,000,000         338          100            N/A
1992.......................................     6,000,000         526          100            N/A
1993.......................................     6,000,000         546          100            N/A
1994.......................................     6,000,000         351          100            N/A
1995.......................................     6,000,000         277          100            N/A
1996.......................................     6,000,000         242          100            N/A
1997.......................................     6,000,000         217          100            N/A
1998 (at March 31).........................     6,000,000         302          100            N/A

---------------
 (1) Total amount of each class of senior securities outstanding at the end of the period presented.
 (2) The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the Company's consolidated total assets less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit. The asset coverage ratio for a class of senior securities that is preferred stock is calculated as the Company's consolidated total assets less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness, plus the involuntary liquidation preference of the preferred stock (see footnote 3). The Asset Coverage Per Unit for preferred stock is expressed in terms of dollar amounts per share.
 (3) The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
 (4) Not applicable, as senior securities are not registered for public trading.
 (5) The Company was the obligor on $15 million of the senior notes. The Company's SBIC subsidiaries were the obligors on the remaining $5 million, which is not subject to the asset coverage requirements of the 1940 Act.
 (6) Issued by the Company's SBIC subsidiaries to the SBA. These categories of senior securities are not subject to the asset coverage requirements of the 1940 Act.
 (7) U.S. government agency guaranteed loans sold under agreements to repurchase. The Company was advised by the Staff of the Commission that these reverse repurchase agreements were not considered a class of senior security representing indebtedness and thus were not subject to the asset coverage requirements of the 1940 Act.

                                    BUSINESS

     Allied Capital Corporation is a commercial finance company principally engaged in lending to and investing in private small and medium-sized businesses. The Company has been lending to private growing businesses for 40 years and has financed thousands of borrowers nationwide. In addition to its core lending business, the Company provides advisory services to private investment funds. The Company's lending operations are conducted in three primary areas: mezzanine finance, commercial real estate finance, and 7(a) lending. The principal loan products of the Company include: subordinated loans with equity features, commercial mortgage loans and SBA 7(a) guaranteed loans. The investment objective of the Company is to achieve current income and capital gains. The Company seeks to achieve its investment objective by investing in growing businesses in a variety of industries and in diverse geographic locations primarily in the United States.

     The Company is a full-service lender and sources, originates and services all of the loans it finances. The Company sources loans and investments through its numerous relationships with regional and boutique investment banks, mezzanine and venture capital investors, and other intermediaries, including professional services firms. In order to increase its sourcing and origination activities, the Company recently opened offices in Chicago and San Francisco. The Company centralizes its credit approval function and services all of its loans through an experienced staff of professionals at its headquarters in Washington, D.C. In addition, the Company recently established an office in Frankfurt to provide investment advisory services to a private investment fund making loans in Germany.

     The Company has experienced significant growth in its investment portfolio in the past several years. The fair value of the Company's portfolio grew at an annual compound growth rate of 20.2% to $697.0 million as of December 31, 1997 from $334.2 million as of December 31, 1993, and at December 31, 1997 included 819 borrower relationships in 40 states and the District of Columbia. The Company's portfolio income grew at an annual compound growth rate of 23.7% to $46.1 million from $19.7 million for the years ended December 31, 1997 and 1993, respectively. Additionally, the Company generated a total of $45.5 million in net realized gains during the five-year period ended December 31, 1997.

     As a lender, ACC targets a market niche between the senior debt financing provided by traditional lenders, such as banks and insurance companies, and the equity capital provided by venture capitalists. The Company believes that many traditional lenders, due to their overhead costs, regulatory structure or size are hindered from lending effectively to small and medium-sized businesses. Many traditional lenders do not offer a long-term financing option for small to medium-sized businesses. In addition, the Company recognizes that entrepreneurs need an alternative to the high cost and dilutive nature of venture equity capital. The Company is an "enterprise value" lender, which means that it analyzes the potential equity value of a portfolio company when making a credit decision, in addition to the customary collateral and cash flow analyses used by traditional lenders. In its mezzanine finance operations, the Company assesses the underlying value of a borrower's equity capital and structures its loans to include an equity component in order to enhance its total return on investment. In its commercial real estate operations, the Company assesses the borrower's enterprise value to more accurately determine the ability of the borrower to service its debt. The Company believes that its experience as an enterprise value lender provides the Company with a competitive advantage in originating attractive investment opportunities.

BUSINESS STRATEGY

     The Company's objective is to continue to be a leader in financing growing businesses. The Company has developed an expertise as an enterprise value lender over its 40-year history, and believes that it is well-positioned from a financial and operational standpoint to take advantage of the opportunities in the market it serves.

     On December 31, 1997, the Company completed the Merger of five separate Allied Capital companies, all of which were engaged in small business finance. The objective of the Merger was to create a single, large commercial finance company and to establish a solid foundation for future growth. The increased size of the Company's portfolio, equity capital base and market capitalization as a result of the Merger has benefited the

Company in many respects. The larger portfolio has enabled the Company to increase the size of the loans it originates while maintaining adequate portfolio size diversity. This is expected to increase both the level of annual loan originations as well as enhance the credit quality of the Company's portfolio. The larger equity capital base has strengthened the Company's credit profile, and has enabled the Company to restructure its credit facilities and obtain unsecured debt financing at a lower cost with more favorable financing terms. In addition, the Company believes that its larger market capitalization has increased its access to capital. Greater access to capital at a lower cost has enabled the Company to price its loans to borrowers more competitively.

     The Company believes that the Merger created the structural and financial foundation from which to grow, and management continues to refine its operations. The Company has begun to streamline its operations and fully integrate all of its lending disciplines in order to improve its efficiency and benefit from synergies between the various lending areas. The Company has developed certain key strategies which it believes will enable it to achieve its objective and result in continued growth in assets and profitability. The principal elements of the Company's strategies are:

     - GROWTH IN LOAN ORIGINATIONS. During the fourth quarter of 1997, the Company began to originate larger loans, particularly in its mezzanine portfolio, in order to increase the growth in its total loan originations. The Company now originates loans of up to $25 million in size. In addition, the Company recently has implemented a new pricing strategy in all of its lending operations reflecting its lower cost of capital as a result of the Merger. The Company expects that more competitive pricing will contribute to an increase in the Company's loan originations and ultimately the Company's profitability. In addition to its strategies related to loan size and pricing, the Company continues to increase the scale of its sales and marketing function in order to increase loan origination activity. The Company originated $107.5 million in new loans in the first quarter of 1998 as compared to $72.1 million in the first quarter of 1997, reflecting in large measure the Company's new loan origination growth strategies.

     - MAINTENANCE OF ASSET QUALITY. The Company continues to maintain its policy of rigorous credit underwriting and maintenance of asset quality. The Company has a corporate culture that values strong credit analysis and believes that it has a proven and effective credit underwriting process. Over the past ten years, the Company has experienced a low level of losses and strives to maintain this record by employing stringent underwriting criteria and guidelines, requiring extensive due diligence, and approving credit decisions by committee, with no individual credit authority. All prospective investments are approved by the Company's investment committee, at its headquarters in Washington, D.C. The investment committee is comprised of nine senior investment professionals, who have an average of 17 years of experience.

     - EFFICIENT MANAGEMENT OF THE BALANCE SHEET TO MAXIMIZE RETURNS TO SHAREHOLDERS. The Company actively manages its capital structure in an effort to minimize its cost of capital and maximize returns for its shareholders. The Company conservatively leverages its equity capital with debt financing to enhance shareholder returns. The Company strives to match fund its long-term assets with long-term financing, and manages fixed/variable interest rate exposure where appropriate. The Company's large volume of loan originations provides it with access to alternative funding sources. Alternative funding sources such as securitization allow the Company to enhance the returns the Company earns on its investments, as well as increase liquidity.

     In addition, the Company plans to further its growth through the acquisition of portfolios and related businesses, and through strategic partnerships with other lenders and intermediaries. The Company is currently reviewing various acquisition opportunities.

MEZZANINE FINANCE

     The Company provides financing to small and medium-sized businesses to fund growth, leveraged buyouts, acquisitions and recapitalizations. The Company's mezzanine investments are generally structured as debt securities that carry a relatively high fixed rate of interest, and are often combined with warrants to purchase a portion of the borrower's equity in order to earn investment appreciation. The Company's objective for its mezzanine portfolio is to generate a return on assets ranging from 15% to 20% from both interest income earned and gains on sale of equity interests. At March 31, 1998, the Company's mezzanine portfolio had $185.3 million in mezzanine loans and $39.7 million in equity interests totaling $225.0 million, which represented 40% of the Company's total investment portfolio.

     The majority of the Company's mezzanine investments are in private growth businesses or small public companies with revenues ranging from $20 million to $200 million. As part of the Company's criteria for selecting a business in which to make an investment, the Company generally requires that the business demonstrate a history of growth, positive cash flow, and profitability. Additionally, the Company emphasizes the quality of the borrower's management and seeks experienced entrepreneurs with a proven management track record and relevant industry experience. See "-- Underwriting Guidelines and Procedures."

     Mezzanine investments have historically ranged in size between $2 million and $10 million. While the Company plans to continue originating investments of this size, it has begun to originate larger-sized transactions of up to $25 million. As an enterprise value lender, the Company assesses the underlying value of a borrower's equity capital and structures its loans to include an equity component to enhance its total return. The Company's primary competition in mezzanine finance is from private equity and mezzanine investment partnerships. The Company believes that it has certain structural and operational advantages when compared to many of its competitors. The Company's scale of operations, equity capital base, and successful track record as a mezzanine lender should enable the Company to borrow long-term capital to leverage its equity and reduce its overall cost of capital. The Company uses its lower cost of capital to price its loans competitively. In addition, the perpetual nature of the Company's corporate structure enables the Company to be a better long-term partner for its borrowers than traditional mezzanine partnerships, which typically have a limited life.

     Mezzanine investments generally carry a fixed interest rate and a maturity of five to seven years with interest-only payments in the early years and payments of both principal and interest in the later years. The weighted average current yield on the mezzanine loan portfolio at March 31, 1998 was approximately 13.2%. Historically, the Company has structured its loans to generate approximately one-half of its return on investment from current interest income and approximately one-half from the sale of an equity "kicker." The Company has recently modified its mezzanine lending strategy and is structuring more loans where the majority of its investment is expected to result from stated interest income and less of its return is expected to result from gains on sale of equity.

     At March 31, 1998 the Company held equity investments in 58 companies with a total value of $39.7 million. During the quarter ended March 31, 1998 and the years ended December 31, 1997 and 1996, respectively, the Company converted a portion of its equity investments into realized gains of $6.4 million, $10.7 million, and $19.2 million, respectively. Equity investments held by the Company, which include warrants, options, and common and preferred stock, generally do not produce a current return, but are held for potential investment appreciation and ultimate gain on sale. The majority of the Company's mezzanine loans include warrants to purchase common stock of the borrower. Generally, the warrants are exercisable after a three to five year period, and the exercise price for the purchase of common stock is a nominal amount. The warrants are generally structured to include registration rights allowing the Company to sell the securities in the event of a public offering by the borrower, and in many cases carry a put option that requires the borrower to repurchase the warrants after a specified period of time at a formula price or at the fair market value of the shares issuable.

     The Company holds a portion of its mezzanine investment portfolio in two wholly owned subsidiaries, Allied Investment and Allied Financial. Allied Investment and Allied Financial are licensed and regulated by the SBA to operate as SBICs and are required to lend to certain small businesses as stipulated by the SBA. See "Certain Government Regulations."

     The Company manages its mezzanine portfolio in an effort to ensure that it is not concentrated in any particular geographical area or region, and is diverse in terms of the specific industries represented. The following table shows the Company's mezzanine portfolio by industry and geographic region at March 31, 1998:

                              MEZZANINE PORTFOLIO
--------------------------------------------------------------------------------

                                PERCENT OF
           INDUSTRY               TOTAL
------------------------------  ----------
Industrial/Manufacturing......      47%
Broadcasting/Communications...      17
Services......................      17
Retail/Wholesale..............      13
Other.........................       6
                                   ---
                                   100%
                                   ===

                                PERCENT OF
      GEOGRAPHIC REGION           TOTAL
------------------------------  ----------
Mid-Atlantic..................      31%
Southeast.....................      28
Midwest.......................      18
West..........................      11
Northeast.....................       7
International.................       5
                                   ---
                                   100%
                                   ===

COMMERCIAL REAL ESTATE FINANCE

     The Company originates and purchases commercial loans to small businesses secured by liens or mortgages on real estate ("commercial mortgage loans"), with a primary focus on loans ranging in size from $1 million to $20 million. In addition to commercial mortgage loans, the Company also provides long-term real estate financing products, such as subordinated real estate loans and sale-leaseback financing. The Company seeks to maximize its return on investment by choosing either to hold loans in its commercial real estate investment portfolio or to sell or securitize certain loans. The commercial real estate portfolio totaled approximately $201.3 million at March 31, 1998, or 36% of the Company's total investment portfolio. In addition, at March 31, 1998 the Company had $87.9 million in interests in a securitization pool of commercial real estate mortgages. See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Results of Operations -- Comparison of Three Months Ended March 31, 1998 and 1997."

     The Company believes that it competes successfully in the commercial real estate finance market due to the creativity and flexibility of its loan terms. When evaluating a potential commercial real estate investment, the Company considers the enterprise value of the borrower in addition to the value of the underlying collateral. The Company believes that it is able to structure and finance more complicated credits due to its enterprise value approach and the sophistication of its investment professionals. The Company competes with banks, real estate conduits, equity and mortgage REITs and other lenders for the commercial mortgage loans it originates. The Company believes that it has earned a reputation in the commercial real estate finance market as a specialist in credits that require more difficult structuring or underwriting techniques, and that it competes successfully in this niche.

     The Company considers a variety of information during its credit underwriting process including: the borrower's financial statements, third party appraisals of the related mortgage asset, rent rolls and lease information and other third-party reports, as appropriate, to assess risks related to engineering, environmental, seismic, or structural issues.

     The Company derives income from the stated interest due on its commercial mortgage loans and from the amortization of discounts on its portfolio of purchased commercial mortgage loans. ACC generally prices its commercial mortgage loans at interest rates ranging from 200 to 500 basis points over comparable term U.S. Treasury rates. At March 31, 1998, approximately 61.4% of the Company's portfolio of commercial mortgage loans carried a fixed rate of interest and approximately 38.6% had adjustable rates of interest tied to various indices. At March 31, 1998, the effective yield on ACC's portfolio of commercial mortgage loans was approximately 11.9%, which reflects the stated interest and amortization of discounts on loans over the expected life of the loan. Commercial mortgage loans originated by ACC generally have a maturity of five to ten years. Occasionally, these loans may require payments of interest only or level payments of principal and interest calculated to amortize principal on a 10- to 30-year basis with a balloon payment at maturity. At

March 31, 1998, the average loan to value ratio for the commercial mortgage loan portfolio, including the securitized pool, was 70%.

     The Company experienced a high rate of commercial mortgage loan repayments in 1997 as many loans that had been purchased in earlier years did not have substantial prepayment prohibitions, and as a result were repaid due to a favorable interest rate environment. See "Management's Discussion and Analysis of Financial Condition and Results of Operations." The Company now generally originates its commercial real estate loans to require prepayment premiums, which generally take the form of a fixed percentage of the loan amount that declines as the loan matures.

     In late 1995, the Company commenced securitizing portions of its commercial real estate portfolio. Through asset securitization, the Company effectively sells senior tranches of its mortgage loans to investors while retaining a subordinated interest in the loans sold. Securitization effectively increases the Company's returns on the assets it retains and provides additional liquidity. The Company has completed two asset securitization transactions to date, the most recent of which occurred on January 30, 1998. The Company continues to service all loans securitized, and at March 31, 1998 was servicing $286.8 million of securitized loans. See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Results of
Operations -- Comparison of Three Months Ended March 31, 1998 and 1997."

     The Company's commercial mortgage loan portfolio is diversified geographically and is secured by various properties, including hotels, motels and resorts, office buildings, retail establishments, industrial/manufacturing facilities and other property types. The following tables show the composition of the Company's commercial mortgage loan portfolio (including the Company's interest in the securitized loan pool) by property type and geographic region at March 31, 1998.

                       COMMERCIAL MORTGAGE LOAN PORTFOLIO
--------------------------------------------------------------------------------

                                PERCENT OF
        PROPERTY TYPE             TOTAL
------------------------------  ----------
Office........................      41%
Hospitality...................      28
Retail........................      11
Recreation....................       5
Other.........................      15
                                   ---
                                   100%
                                   ===

                                PERCENT OF
      GEOGRAPHIC REGION           TOTAL
------------------------------  ----------
Mid-Atlantic..................      47%
West..........................      19
Southeast.....................      14
Midwest.......................      12
Northeast.....................       8
                                   ---
                                   100%
                                   ===

7(a) LENDING

     The Company participates in the SBA's 7(a) Guaranteed Loan Program through its wholly owned subsidiary, Allied SBLC. Allied SBLC is licensed by the SBA as a small business lending company ("SBLC"). The SBA is no longer issuing SBLC licenses, and the Company is one of only fourteen non-bank SBLCs operating in the United States. Under the 7(a) program, the Company makes senior secured loans to small businesses that are partially guaranteed by the SBA. 7(a) loans are made to small businesses for the purposes of acquiring real estate, purchasing machinery or equipment or to provide working capital. The loans are secured by a mortgage or other lien on the assets of the borrower and in all cases, the owners of the business must personally guarantee the payment of interest on and principal of the loans. The Company focuses its 7(a) loan origination activity on loans secured by real estate assets. The 7(a) portfolio totaled approximately $45.9 million at March 31, 1998, or 8.1% of the Company's total investment portfolio.

     For the fiscal year ending September 30, 1998, the federal government estimates that 7(a) loan originations will approximate $10.5 billion. This large market is served by banks, non-bank SBLCs, and certain state-sponsored non-bank lenders. The Company believes that it competes successfully in the 7(a) loan market because of its focus in certain regional markets and because of its status as a "Preferred Lender" in the markets in which it competes. As an SBA Preferred Lender, the Company is permitted to make 7(a) loans without SBA credit approval, thus simplifying and expediting the process of loan approval and disbursements. In order to source 7(a) loan opportunities, the Company has established relationships with certain third-party intermediaries, or "Regional Associates," in seven markets across the nation.

     The Company's 7(a) loans typically range in size from $200,000 to $1 million. Pursuant to Section 7(a) of the Small Business Act, the SBA will guarantee 80% of any qualified loan up to $100,000 regardless of maturity, and 75% of any such loan over $100,000 regardless of maturity, to a maximum guarantee of $750,000 for any one borrower. SBA regulations define qualified small businesses generally as businesses with no more than $5 million in annual sales and no more than 500 employees. Maximum loan maturities are stipulated by the SBA as follows: loans to acquire real estate: 25 years; loans to purchase machinery and equipment: 15 years; and loans to provide working capital: seven years.

     The Company typically prices its 7(a) loans with interest at a variable rate, typically 1.75% to 2.75% per annum above the prime rate, adjusted monthly. The Company's lower cost of capital affords the Company the opportunity to concentrate its 7(a) loan origination activity in a more competitive pricing range, and the Company believes that this pricing strategy will increase both the volume of its loan origination activity as well as the credit quality of its borrowers.

     The Company routinely sells the guaranteed portion of its 7(a) loans in the well-established secondary market. The Company earns premium income from the cash gain it receives from the sale of the guaranteed portion of the Company's 7(a) loans, less the costs associated with originating the loans sold. Typically, the Company receives cash premiums on loan sales, net of origination costs, ranging from 4% to 6% of the face amount of each loan sold. This premium income enhances the return on the Company's 25% retained investment in the loan, and the Company's retained portion is not subordinate to the guaranteed portion sold. The Company continues to service 100% of its loans sold. The Company receives excess interest on the loans sold. The value of such additional interest is recorded as an excess servicing asset. At March 31, 1998, the Company was servicing 7(a) loans sold totaling $133.4 million.

     The Company also provides companion or "piggyback" loans in conjunction with traditional 7(a) loans (i.e., the 7(a) Companion Loans). For this type of financing, the Company provides an unguaranteed first mortgage loan for up to 60% of the real estate value and a second mortgage loan through the 7(a) program with a 75% SBA guarantee. The total of the two loans is generally 80% or less of the appraised value of the real estate. From time to time, the Company may partner with local banks by providing second mortgage loans that are partially guaranteed by the SBA in conjunction with the banks' conventional first mortgage loans to qualifying small businesses. The 7(a) Companion Loans are included in the Company's commercial real estate finance portfolio. The Company also participates in the SBA Section 504 Loan Program; these loans also are included in the Company's commercial real estate finance portfolio.

     The Company has in its 7(a) portfolio loans to, among others, hotels and motels, automotive shops and gas stations, restaurants, manufacturers, broadcasting and communications companies, service providers, retail shops, and other small businesses. The following tables shows the Company's 7(a) loan portfolio by industry and geographic region at March 31, 1998:

                              7(a) LOAN PORTFOLIO
--------------------------------------------------------------------------------

                                PERCENT OF
           INDUSTRY               TOTAL
------------------------------  ----------
Hospitality...................      32%
Automotive Services...........      23
Restaurant/Food Services......       8
Industrial/Manufacturing......       8
Broadcasting/Communications...       6
Services......................       4
Retail/Wholesale..............       3
Other.........................      16
                                   ---
                                   100%
                                   ===

                                PERCENT OF
      GEOGRAPHIC REGION           TOTAL
------------------------------  ----------
Midwest.......................      40%
Mid-Atlantic..................      31
Southeast.....................      14
Northeast.....................       8
West..........................       7
                                   ---
                                   100%
                                   ===

INVESTMENT ADVISORY SERVICES

     The Company is registered under the Investment Advisers Act of 1940, as amended, and provides investment advisory and related services to private investment funds that are primarily owned by large institutional investors or other accredited investors. These funds primarily focus on investing in small growing entrepreneurial companies through senior or subordinated debt, a combination of debt and equity investments, or commercial mortgage loans collateralized by real estate. As the investment adviser to private funds, the Company is responsible for sourcing, originating, monitoring, servicing and liquidating investments in their portfolios. The Company generally is compensated for its services in the form of asset-based or commitment-based fees, and performance incentive fees. The Company is able to participate as a co-investor in, as well as a manager to, private funds, which the Company believes provides an advantage in competing for future advisory contracts. The Company will selectively consider new investment advisory opportunities.

     Currently, the Company acts as an investment adviser to four private funds. Three of these funds are in the process of liquidation pursuant to the terms of their formation, and the fourth is a new investment fund targeting investments in Germany. In January 1998, the Company entered into an investment advisory agreement with Kreditanstalt fur Wiederaufbau (KfW), the state-owned public development bank of Germany, to manage a fund with committed capital of DM 160 million (approximately $87 million at March 31, 1998). For its services related to sourcing, structuring, investing, monitoring and disposing of its investments in small, German businesses, the Company will receive a 3% per annum fee on total committed capital, payable quarterly, and will share in the investment returns of the fund. The Company will also co-invest with the fund for an aggregate co-investment commitment of DM 40 million (approximately $22 million at March 31, 1998).

OTHER INVESTMENTS

     At March 31, 1998, the Company had $56.1 million in cash and government securities. The Company temporarily invests cash in U.S. government or agency-issued or guaranteed securities that are backed by the full faith and credit of the United States, or in high quality, short-term repurchase agreements fully collateralized by such securities. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" as well as the Company's Consolidated Financial Statements.

MARKETING

     The Company believes that its experience and reputation provide a competitive advantage in originating new investment opportunities. The Company has established an extensive network of investment referral relationships over its 40-year history. The Company is recognized as a pioneer in the mezzanine finance industry, and has developed a reputation in the commercial real estate finance market for its ability to finance complex transactions.

     During the past twelve months, the Company has increased the scope of its sales and marketing activity by opening regional offices in Chicago and San Francisco and by staffing a full-time sales and marketing function with seven individuals to identify and pursue mezzanine investments, commercial mortgage loans, and 7(a) loans. The Company maintains relationships with regional and boutique investment banks, mezzanine and venture capital investors, and other intermediaries, including business and mortgage brokers, banks, law firms and accountants for loan referrals.

     In addition to the Company's principal marketing channels, the Company has developed an additional channel for its 7(a) lending operations through its Regional Associates, who refer to the Company potential loans to small businesses located in designated areas. If and when a loan referred by a Regional Associate is closed, the Regional Associate is compensated by an origination fee calculated using a formula agreed upon by the Company and the Regional Associate. The origination fees currently paid by the Company to Regional Associates range from 0.5% to 5.0% of the principal amount of each loan made that was referred by the respective Regional Associate. The Regional Associates from time to time may assist the Company in monitoring any loans referred by them or otherwise made in their designated areas. At March 31, 1998, the Company had eleven Regional Associates located throughout the United States.

UNDERWRITING GUIDELINES AND PROCEDURES

     In assessing new investment opportunities, the Company maintains a rigorous credit policy which is based upon the underwriting guidelines described below, a thorough due diligence process, and a credit approval policy requiring committee review. All credit approval is obtained through the Company's investment committee, and no one individual has the ability to approve an investment. The Company's underwriting process is performed by an experienced staff of professionals and is centralized at the Company's headquarters in Washington, D.C. The Company believes that these procedures have enabled the Company historically to maintain a high level of asset quality in its portfolio.

UNDERWRITING GUIDELINES

     The Company has developed certain general criteria that serve as important guidelines when assessing the attractiveness of new investment opportunities. The emphasis placed on each criteria is dictated by the type of investment the Company is considering and the terms of that investment.

     Sound capital structure. The Company scrutinizes the capital structure of its potential borrowers to assure that there is sufficient equity capital to support its loans and to assure that the enterprise value of the borrower is reasonable given the amount of the financing the Company intends to provide. In the case of loans secured by real estate, the Company also seeks to have a sufficient loan to collateral value based upon ACC internal valuations and the appraisals received by ACC-approved appraisal firms.

     Seasoned management team. The Company focuses on the experience and depth of the borrower's management team. The Company seeks to determine that management has demonstrated the ability to successfully operate its business through changes in economic cycles, and has the requisite experience to execute the borrower's business plan. The Company also looks for management that has sufficient depth of talent. Another important aspect of the Company's evaluation is the level of management ownership and the risk assumed by management relative to the success of the growing business.

     Solid market position and sufficient operating margins. The Company seeks businesses that have a proven business model, and have historical operating margins sufficient to sustain an adequate level of cash flow. The Company typically does not lend to companies that have experimental products or are in the early stages of their development. The Company looks for borrowers that have defined their market niche and have established their presence in that niche.

     Strong cash flow for debt service. The Company analyzes the historical financial performance of the business with particular emphasis placed on a track record of profitability and positive cash flow. Additionally, the Company reviews whether the business has historically achieved the financial performance targets set by its management.

UNDERWRITING PROCEDURES

     Due Diligence. During the underwriting process, the Company conducts a rigorous due diligence process to evaluate investment opportunities. Due diligence focuses on four primary areas including: business due diligence; management due diligence; financial due diligence; and collateral due diligence. In the business due diligence process, the Company's investment professionals challenge the borrower's business plan, assess the borrower's competitive position, and assess the ability of the borrower to weather economic cycles. The Company also assesses the borrower's preparation for the Year 2000. Management due diligence includes a variety of reference checks including personal and professional references, discussions with vendors, suppliers, customers, and competitors, and references from employees. In the financial due diligence process, the investment professional analyzes historical and projected financial information and stress-tests financial information given certain adverse assumptions. For secured loans, the Company's collateral due diligence includes analysis of third party appraisals, environmental reports, structural and engineering reports, when necessary, and personal inspection of collateral properties. In addition, each investment professional is required to value collateral independently of appraised values.

     Investment Committee. Upon the completion of due diligence, each transaction is presented to the investment committee, which is comprised of nine of the Company's most senior investment professionals. All of the Company's lending disciplines are represented on the investment committee, and the individuals that comprise the investment committee currently have an average of 17 years of experience. The Company benefits not only from the experience of its investment committee members, but also from the experience of its senior investment professionals who, on average, have over 13 years of professional experience. In certain instances where risk/return characteristics warrant, the Executive Committee of the board of directors will also be required to approve investment transactions.

PORTFOLIO MONITORING

     The Company services all of its loans and believes that its portfolio monitoring and internal servicing procedures are essential to maintaining high asset quality and low loan loss rate.

     Loan Servicing. The Company maintains a staff responsible for routine loan servicing including payment processing, borrower inquiries, escrow analysis and processing, third-party reporting, financial statement processing and insurance and tax administration. In addition, the Company maintains a staff responsible for special servicing activities including delinquency monitoring and collection, workout administration, and management of foreclosed assets.

     Portfolio monitoring and valuation. In addition to routine and special servicing activity, the Company monitors the portfolio through a grading system, and investment professionals are required to value their loans and investments on a quarterly basis. The grading system varies slightly for mezzanine and real estate loans, but generally the two systems rank loans on a scale of one to five, with one representing the highest quality assets, and five representing assets that have been determined to be impaired, require special servicing, and may require a valuation adjustment. The grades of two, three and four essentially represent varying degrees of risk associated with the asset and are not representative of any current credit problem. The Company does not employ any such grading system for its 7(a) loan portfolio, and monitors the portfolio through review of delinquency statistics and assessment of collateral value. At March 31, 1998, $14.7 million, or 2.8%, of the Company's total loan portfolio was classified as grade five.

     The Company values its portfolio on a quarterly basis, and valuations are reviewed and approved by the Company's board of directors. Investment professionals are required to review their individual portfolios and consider the financial performance of their borrowers, loan payment histories, indications of potential equity realization events and current collateral values, and determine whether the value of an asset should be increased by unrealized appreciation or decreased through unrealized depreciation. As a general rule, the Company does not value its loans above cost, but loans are subject to depreciation events when the asset is considered impaired. Also, as a general rule, equity securities may be assigned appreciation if there has been some determinable event to indicate that an increase in value is warranted. After the investment professional has made his or her determination, the valuation is reviewed by members of senior management for approval, and then presented to the board of directors for their review and approval. At March 31, 1998 the Company had recorded an aggregate of $23.1 million in unrealized depreciation on its loans and investments, and an aggregate of $25.1 million in unrealized appreciation on its portfolio, for a net unrealized appreciation of $2.0 million, or 0.4% of the Company's total portfolio at value.

     Delinquencies. The Company monitors loan delinquencies through weekly review of the Company's delinquency reports. Loans that are 30 days delinquent are monitored and contacted for collection by the Company's loan servicing staff. Loans that are 60 days delinquent are generally transferred to investment professionals responsible for special servicing activity for monitoring and collection activity. Loans over 90 days delinquent are reviewed by the Company's accounting department in conjunction with the investment professional responsible for special servicing to determine whether the loan should be placed on a non-accrual status or whether a valuation adjustment is required. Generally, loans over 120 days delinquent are placed on a non-accrual status and the Company actively monitors each individual delinquent borrower to determine the appropriate course of action.

     At March 31, 1998, the Company's portfolio of delinquent assets greater than 120 days past due totaled $13.7 million at value, or approximately 2.4% of the total investment portfolio. Loans not accruing interest at value totaled $18.7 million or 3.3% of the total investment portfolio at March 31, 1998. The Company has a history of low levels of loan losses and has a demonstrated track record of successfully resolving troubled credit situations with minimal loss. Information concerning losses in the Company's portfolio is set forth below:

                                THREE MONTHS
                              ENDED MARCH 31,                                YEAR ENDED DECEMBER 31,
                            --------------------       --------------------------------------------------------------------
                              1998        1997           1997         1996(1)          1995           1994           1993
                            --------    --------       --------       --------       --------       --------       --------
                                                                    (IN THOUSANDS)
Realized losses......       $     --    $    829       $  5,100       $ 11,262       $  4,679       $  2,908       $  3,719
Total assets.........        652,710     759,081        807,775        713,360        605,434        501,817        435,268
Realized losses/
  total assets.......             --          --           0.6%           1.6%           0.8%           0.6%           0.9%

---------------
(1) See "Management's Discussion and Analysis of Financial Condition and Results of Operation" for a discussion of the realized losses experienced in 1996.

COMPETITION

     A large number of entities and individuals compete for the opportunity to make investments similar to those made by the Company. Many of these entities and individuals have greater financial resources than the Company. As a result of this competition, the Company may from time to time be precluded from making otherwise attractive loans and investments on terms considered to be prudent in light of the risks to be assumed. In the market for providing mezzanine financing, ACC competes against a broad array of financial institutions including commercial banks, insurance companies, specialized mezzanine and private equity funds, and investment banks. The commercial real estate financing market is also competitive and includes commercial banks, niche funds and investment banks, real estate conduits, equity and mortgage REITs and other non-bank lenders. Competitors in the SBA 7(a) lending market include commercial banks and other SBLCs.

EMPLOYEES

     At March 31, 1998, the Company and its subsidiaries employed 90 persons. Of that total, 43 were employed as investment personnel and 47 were in the areas of loan servicing, finance, accounting, MIS, human resources and corporate administration. The Company believes that its relations with its employees are excellent.

LEGAL PROCEEDINGS

     The Company is party to certain lawsuits in connection with its business. While the outcome of these legal proceedings cannot at this time be predicted with certainty, management does not expect that these actions will have a material effect upon the Company's financial condition or results of operations.

                              PORTFOLIO COMPANIES

     The following table sets forth certain information at March 31, 1998, regarding each portfolio company in which the Company has an equity investment. The Company makes available significant managerial assistance to its portfolio companies. See "Certain Government Regulations." Other than loans to the portfolio company, the only relationship between each portfolio company and the Company is the Company's investment. For information relating to the amount and general terms of all loans to portfolio companies, see the Company's Consolidated Statement of Investments at March 31, 1998 at pages F-5 to F-10 herein.

        NAME AND ADDRESS               NATURE OF ITS          TITLE OF SECURITIES      PERCENTAGE OF
      OF PORTFOLIO COMPANY          PRINCIPAL BUSINESS        HELD BY THE COMPANY      CLASS HELD(1)
      --------------------          ------------------        -------------------      -------------
Acme Paging, L.P. ..............  Paging Services           Partnership Interests           1.8%
  1336 Basswood, Suite F
  Schaumburg, IL 60173
AGPAL Broadcasting, Inc. .......  Radio Stations            Warrants to Purchase            5.0%
  1000 S.W. 6th Street                                      Common Stock
  Pendleton, OR 97801
American Barbecue & Grill,        Restaurant Chain                                         17.3%
  Inc. .........................                            Warrants to Purchase
  7300 W. 110th Street, Suite
     570                                                    Common Stock
  Overland Park, KS 66210
ARS, Inc. ......................  Automotive Parts          Warrants to Purchase            3.0%
  2775 Broadway                   Manufacturing             Common Stock
  Buffalo, NY 14227
ASW Holding Corporation.........  Steel Wool Manufacturer   Warrants to Purchase            5.0%
  2825 W. 31st Street                                       Common Stock
  Chicago, IL 60623
Au Bon Pain Co., Inc. ..........  Restaurant Chain          Warrants to Purchase            1.7%
  19 Fid Kennedy Avenue                                     Common Stock
  Boston, MA 02210
Brazos Sportswear, Inc. ........  Sportswear Manufacturer   Common Stock                    8.1%
  3860 Virginia Avenue            & Distribution
  Cincinnati, OH 45227
Calendar Broadcasting, Inc. ....  Radio Stations            Warrants to Purchase           15.0%
  One Independence Plaza                                    Common Stock
  Middletown, NJ 07701
Candlewood Hotel Company........  Extended Stay             Series A Convertible            5.0%
  9342 East Central               Facilities                Preferred Stock
  Wichita, KS 67206
Celebrities, Inc. ..............  Radio Stations            Warrants to Purchase           25.0%
  408-412 W. Oakland Park                                   Common Stock
     Boulevard
  Ft. Lauderdale, FL 33311-1712
CeraTech Holdings Corporation...  Ceramic Plate             Warrants to Purchase           33.7%
  10435 Seymour Avenue            Manufacturer              Common Stock
  Franklin Park, IL 60131

        NAME AND ADDRESS               NATURE OF ITS          TITLE OF SECURITIES      PERCENTAGE OF
      OF PORTFOLIO COMPANY          PRINCIPAL BUSINESS        HELD BY THE COMPANY      CLASS HELD(1)
      --------------------          ------------------        -------------------      -------------
Cherry Tree Toys, Inc. .........  Direct Marketer of        Common Stock                   19.8%
  7601 France Avenue South,       Woodcrafts
     #225.......................
  Edina, MN 55435
Convenience Corporation of
  America.......................  Convenience Store Chain   Series A Preferred Stock        8.0%
  711 N. 108th Court
  Omaha, NE 68154                                           Warrants to Purchase            4.5%
                                                            Common Stock
Cooper Natural Resources,         Sodium Sulfate Producer                                  17.5%
  Inc. .........................                            Warrants to Purchase
  P.O. Box 1477                                             Common Stock
  Seagraves, TX 79360
Cosmetic Group USA, LLC.........  Cosmetic Manufacturer     Options to Purchase            10.0%
  11312 Penrose Street                                      Shares
  Sun Valley, CA 91352
Csabai Canning Factory Rt. .....  Food Processing           Hungarian Quotas                9.2%
  5600 Bekescasba
  Bekis: vt 52-54 Hungary
DEH Printed Circuits, Inc. .....  Circuit Board             Warrants to Purchase           12.5%
  840 Church Road                 Manufacturer              Common Stock
  Elgin, IL 60123
DeVlieg-Bullard, Inc. ..........  Tool Manufacturer         Warrants to Purchase            1.7%
  One Gorham Island                                         Common Stock
  Westport, CT 06680
Directory Investment              Telephone Directories                                    50.0%
  Corporation...................                            Common Stock
  1666 K Street, NW 9th floor
  Washington, DC 20006
Directory Lending Corporation...  Telephone Directories     Common Stock                   50.0%
  1666 K Street, NW 9th floor                               Preferred Stock                50.0%
  Washington, DC 20006
DMI Furniture, Inc. ............  Furniture Manufacturer    Convertible Preferred
  101 Bullitt Lane                Stock                     Stock                          10.8%
  Louisville, KY 40222
EDM Consulting, LLC.............  Environmental             Equity Interest                25.0%
  14 Macopin Avenue               Consulting
  Montclair, NJ 07043
El Dorado Communications,         Radio Stations                                            4.7%
  Inc. .........................                            Warrants to Purchase
  2130 Sawatelle Boulevard                                  Common Stock
  Suite 307
  Los Angeles, CA 90025
Esquire Communications Ltd. ....  Court Reporting           Warrants to Purchase           11.1%
  216 E. 45th Street, 8th floor   Services                  Common Stock
  New York, NY 10017
Fairchild Industrial Products
  Company.......................  Industrial Controls       Warrants to Purchase           21.5%
  3920 Westpoint Boulevard        Manufacturer              Common Stock
  Winston-Salem, NC 27013

        NAME AND ADDRESS               NATURE OF ITS          TITLE OF SECURITIES      PERCENTAGE OF
      OF PORTFOLIO COMPANY          PRINCIPAL BUSINESS        HELD BY THE COMPANY      CLASS HELD(1)
      --------------------          ------------------        -------------------      -------------
Gibson Guitar Corp. ............  Guitar Manufacturer       Warrants to Purchase            3.0%
  1818 Elm Hill Pike                                        Common Stock
  Nashville, TN 37210
Ginsey Industries, Inc. ........  Toilet Seat               Convertible Debentures          7.0%
  281 Benigno Boulevard           Manufacturer              Warrants to Purchase           16.0%
  Bellmawr, NJ 08031                                        Common Stock
Golden Eagle/Satellite
  Archery, LLC..................  Sporting Equipment        Convertible Debentures         40.0%
  1733 Gunn Highway               Manufacturer
  Odessa, FL 33556
Grant Broadcasting System II....  Television Stations       Warrants to Purchase           40.0%
  919 Middle River Drive,                                   Common Stock
  Suite 409                                                 Warrants to Purchase           40.0%
  Ft. Lauderdale, FL 33304                                  Common Stock in
                                                            Affiliate Company
Grant Television, Inc. .........  Television Stations       Warrants to Purchase           20.0%
                                                            Common Stock
Herr-Voss Industries, Inc. .....  Machinery Manufacturer    Common Stock                    8.5%
  Arch Street Extension
  Carnegie, PA 15106
IndeNet Corporation.............  Broadcasting Software     Warrants to Purchase            2.1%
  5475 Tech Enter Drive, Suite                              Common Stock
     300
  Colorado Springs, CO 80919
JRI Industries, Inc. ...........  Machinery Manufacturer    Warrants to Purchase            7.5%
  2958 East Division                                        Common Stock
  Springfield, MO 65803
Julius Koch USA, Inc. ..........  Cord Manufacturer         Warrants to Purchase           45.0%
  387 Church Street                                         Common Stock
  New Bedford, MA 02745
Kirker Enterprises, Inc. .......  Nail Enamel               Warrants to Purchase           22.5%
  One East 11th Street            Manufacturer              Common Stock
  Paterson, NJ 07524                                        Equity Interest in             22.5%
                                                            Affiliate Company
Kirkland's, Inc. ...............  Home Furnishing           Warrants to Purchase            3.2%
  P.O. Box 7222                   Retailer                  Common Stock
  Jackson, TN 38308-7222
Liberty-Pittsburgh Systems,
  Inc. .........................  Business Forms Printing   Common Stock                   20.0%
  265 Executive Drive
  Plainview, NY 11803
Love Funding Corporation........  Mortgage Services         Series D Preferred Stock       60.0%
  1220 19th Street, NW, Suite
     801
  Washington, DC 20036
MidSouth Data Systems, Inc. ....  Value-Added Reseller,     Warrants to Purchase            8.0%
  25 Westridge Market Place       Computer Systems          Common Stock
  Chandler, NC 28715

        NAME AND ADDRESS               NATURE OF ITS          TITLE OF SECURITIES      PERCENTAGE OF
      OF PORTFOLIO COMPANY          PRINCIPAL BUSINESS        HELD BY THE COMPANY      CLASS HELD(1)
      --------------------          ------------------        -------------------      -------------
Midview Associates, L.P. .......  Residential Land          Options to purchase            35.0%
  2 Eaton Street, Suite 1101      Development               partnership interests
  Hampton, VA 23669
Mill-It Striping, Inc. .........  Highway Paint Striping    Common Stock                    8.0%
  1005 Sunshine Lane
  Altamonte Springs, FL 32714
MLX/SinterMet Corp. ............  Friction Materials        Common Stock                    0.2%
  5305 Oakbrook Parkway           Manufacturer
  Norcross, GA 30093
Monitoring Solutions, Inc. .....  Air Emissions             Common Stock                   25.0%
  4303 South High School Road     Monitoring                Warrants to Purchase           40.0%
  Indianapolis, IN 46241                                    Common Stock
Nobel Education Dynamics,
  Inc. .........................  Educational Services      Series D Convertible          100.0%
  1400 N. Providence Road,                                  Preferred Stock
  Suite 3055                                                Warrants to Purchase            5.1%
  Media, PA 19063                                           Common Stock
Nursefinders, Inc. .............  Home Healthcare           Warrants to Purchase            2.4%
  1200 Copeland Road, Suite 200   Providers                 Common Stock
  Arlington, TX 76011
Old Mill Holdings, Inc..........  Custom Embroidered        Warrants to Purchase           30.0%
  410 Severn Avenue, Suite 311    Apparel Manufacturer      Common Stock
  Annapolis, MD 21403
Peerless Group, Inc. ...........  Commercial Banking        Common Stock                    7.7%
  1212 Arapaho Road               Software Development      Warrants to Purchase            3.6%
  Richardson, TX 75081                                      Common Stock
PIATL Holdings Inc. ............  Asbestos Testing Labs     Preferred Stock                35.5%
  16000 Horizon Way, Suite 100                              Common Stock                   28.0%
  Mt. Laurel, NJ 08054
Pico Products, Inc. ............  Satellite/Television      Common Stock                    5.9%
  12500 Foothill Boulevard        Component                 Warrants to Purchase           28.1%
  Lakeview Terr., CA 91342        Manufacturer              Common Stock
Quality Software Product
  Holdings, PLC.................  Accounting Software       Common Stock                    0.7%
  Talipot House 5th Avenue        Developer
  Gateshead Tyne & Wear, NE110XA
  UNITED KINGDOM
Radio One of Atlanta, Inc. .....  Radio Stations            Common Stock                   14.3%
  5900 Princess Garden Parkway
  Lanham, MD 20706
R-Tex Decoratives Company,
  Inc. .........................  Decorative Ribbon         Warrants to Purchase           40.0%
  5691 Rising Sun Avenue          Manufacturer              Common Stock
  Philadelphia, PA 19120
Spa Lending Corporation.........  Health Spas               Series A Preferred Stock      100.0%
  1666 K Street, 9th floor                                  Series B Preferred Stock       68.4%
  Washington, DC 20006                                      Series C Preferred Stock       46.3%
                                                            Common Stock                   62.1%

        NAME AND ADDRESS               NATURE OF ITS          TITLE OF SECURITIES      PERCENTAGE OF
      OF PORTFOLIO COMPANY          PRINCIPAL BUSINESS        HELD BY THE COMPANY      CLASS HELD(1)
      --------------------          ------------------        -------------------      -------------
Total Foam, Inc. ...............  Packaging Systems         Common Stock                   49.0%
  P.O. Box 688
  Ridgefield, CT 06877
Waterview Limited Partnership...  Multi-tenant Office       Option to Purchase             36.0%
  1250 Connecticut Avenue,        Building                  Partnership Interests
  5th floor
  Washington, DC 20036
West Virginia Radio Corporation
  of
  Clarksburg, Inc. .............  Radio Stations            Warrants to Purchase           20.0%
  1251 Earlk L Core Road                                    Common Stock
  Morgantown, WV 26505
Williams Brothers Lumber
  Company.......................  Builders' Supplies        Warrants to Purchase           49.0%
  3165 Pleasant Hill Road                                   Common Stock
  Duluth, GA 30136
Z-Spanish Radio Network,
  Inc. .........................  Radio Stations            Warrants to Purchase            4.1%
  1436 Auburn Boulevard                                     Common Stock
  Sacramento, CA 95814

---------------
(1) Percentages shown for warrants and options held by the Company represent the percentage of class of security to be owned, on a fully diluted basis, upon exercise of the warrants or options.

                          DETERMINATION OF NET ASSET VALUE

     The net asset value per share of Common Stock is determined quarterly, as soon as practicable after and as of the quarter end, and is equal to the value of total assets minus liabilities divided by the total number of shares outstanding on the date as of which the determination is made.

     In calculating the value of the Company's total assets, securities that are traded in the over-the-counter market or on a stock exchange are valued at the current market price. Securities in public companies that carry certain restrictions on sale are typically valued by the board of directors at a discount from the market value of the security. Other publicly traded securities may also be valued at a discount due to the investment size or market liquidity concerns. All other investments are valued at fair value as determined in good faith by the board of directors. In making such determination, the board of directors will value loans and non-convertible debt securities for which there exists no public trading market at cost plus amortized original issue discount, if any, unless adverse factors lead to a determination of a lesser value, at which time unrealized depreciation would be recognized. Convertible debt securities and warrants are valued to reflect the value of the underlying equity security less the conversion or exercise price. In valuing equity securities for which there exists no public trading market, investment cost is presumed to represent fair value except where the board of directors may determine fair value on the basis of other factors including financings by unaffiliated investors, recent offers to purchase the portfolio company's securities, or other pertinent factors.

     A substantial portion of the Company's assets will consist of securities carried at fair values determined by its board of directors. Determination of fair value involves subjective judgments not susceptible to substantiation by auditing procedures. Accordingly, under current standards, the accountants' opinion on the Company's financial statements in its annual report refers to the uncertainty with respect to the possible effect on the financial statements of such valuation.

                                   MANAGEMENT

     The business of the Company is managed under the supervision of its board of directors. The responsibilities of each director includes, among other things, the oversight of the loan approval process, the quarterly valuation of ACC's assets, and oversight of ACC's financing arrangements. The board of directors maintains an Executive Committee, Audit Committee, Compensation Committee, and Nominating Committee, and may establish additional committees in the future. Certain of the Company's directors also serve as directors of the Company's subsidiaries.

     The Company's investment decisions are made by an investment committee comprised of investment professionals representing the most senior investment professionals currently employed by the Company. No one person is primarily responsible for making recommendations to the investment committee.

     The Company is internally managed and employs investment professionals to manage its portfolio and the portfolios of companies for which the Company serves as investment adviser. These investment professionals have extensive experience in managing investments in private growing businesses in a variety of industries and in diverse geographic locations, and are familiar with the Company's approach of lending and investing. Because investment management services are provided internally by employees of ACC, rather than through a contract with an outside adviser, ACC pays no investment advisory fees, but pays the operating costs associated with employing investment management professionals.

STRUCTURE OF BOARD OF DIRECTORS

     At the March 3, 1998 meeting of the board of directors, the directors voted to amend the Company's bylaws to set the maximum number of directors at fifteen and to decrease the size of the board from twenty-two to twelve directors effective at the Annual Meeting of Shareholders held on May 14, 1998 (the "Meeting"). In connection with the Merger, the bylaws of the Company were amended to provide that, effective at the Meeting, directors of the Company were classified into three approximately equal classes, with each class being elected initially for one, two or three-year terms, with the terms of office of only one of the three classes expiring each year. At the Meeting, Class I Directors were elected for one-year terms, Class II Directors were elected for two-year terms and Class III Directors were elected for full three-year terms. Thereafter, Class I Directors will be elected for full three-year terms commencing with the 1999 annual meeting of shareholders and Class II Directors will be elected for full three-year terms commencing with the 2000 annual meeting of shareholders. Directors serve until their successors are elected and qualified.

DIRECTORS

     The following table sets forth certain information regarding the board of directors.

NAME                                    AGE   POSITION                   DIRECTOR SINCE(1)    TERM
----                                    ---   --------                   -----------------    ----
William L. Walton.....................  48    Chairman, Chief Executive
                                              Officer and President            1986           2001
George C. Williams, Jr................  71    Chairman Emeritus                1964           2001
Brooks H. Browne......................  48    Director                         1990           2001
John D. Firestone.....................  54    Director                         1993           1999
Anthony T. Garcia.....................  41    Director                         1991           1999
Lawrence I. Hebert....................  51    Director                         1989           1999
John I. Leahy.........................  67    Director                         1994           2000
Robert E. Long........................  66    Director                         1972           2001
Warren K. Montouri....................  68    Director                         1986           2000
Laura W. Van Roijen...................  45    Director                         1992           1999
Guy T. Steuart II.....................  66    Director                         1984           2000
T. Murray Toomey, Esq.................  74    Director                         1959           2000

---------------
(1) Includes service as a director of any of the Predecessor Companies.

EXECUTIVE OFFICERS

     The following table sets forth certain information regarding executive officers of the Company.

                    NAME                      AGE  POSITION
                    ----                      ---  --------
William L. Walton...........................   48  Chairman, Chief Executive Officer and President
Joan M. Sweeney.............................   38  Managing Director
G. Cabell Williams, III ....................   43  Managing Director
John M. Scheurer............................   45  Managing Director
Jon A. DeLuca...............................   35  Principal and Chief Financial Officer

BIOGRAPHICAL INFORMATION

DIRECTORS

     William L. Walton has been the Chairman, Chief Executive Officer and President of the Company since 1997. Mr. Walton was President of Allied II from 1996 to 1997. Mr. Walton is the Chairman of BMI. Mr. Walton was Chief Executive Officer of Success Lab, Inc. (children's educational services) from 1993 to 1996, and Chief Executive Officer of Language Odyssey (educational publishing and services) from 1992 to 1996. Mr. Walton was Managing Director of Butler Capital Corporation from 1987 to 1991. Mr. Walton is an interested person of the Company, as defined in the 1940 Act, due to his position as an officer of the Company.

     George C. Williams, Jr. is Chairman Emeritus of the Company. Mr. Williams was an officer of the Predecessor Companies from the later of 1959 or the inception of the relevant entity and President or Chairman and Chief Executive Officer of the Predecessor Companies from the later of 1964 or each entities' inception until 1991. Mr. Williams is a director of BMI. Mr. Williams is an interested person of the Company, as defined in the 1940 Act, due to his position as an officer of the Company.

     Brooks H. Browne has been the President of Environmental Enterprises Assistance Fund since 1993. Mr. Browne was the President, Executive Vice President or Senior Vice President of Advisers from 1984 to 1993. Mr. Browne is a director of SEAF, International Fund for Renewable Energy and Energy Efficiency, Corporation Financiera Ambiental (Panama), Empresas Ambientales de Centro America (Costa Rica) and Yayasan Bina Usaha Lingkungan (Indonesia) (environmental nonprofit or investment funds).

     John D. Firestone has been a Partner of Secor Group (venture capital) since 1978. Mr. Firestone is a director of BMI and Security Storage Company of Washington, D.C., and is a senior advisor to Gilbert Capital, Inc. Mr. Firestone was the Chairman of Secor Investments, Inc. from 1980 to 1993, and a director of Palmer National Bank from 1988 to 1994.

     Anthony T. Garcia has been General Manager of Breen Capital Group (investor in tax liens) since 1997. Mr. Garcia was a Senior Vice President of Lehman Brothers Inc. from 1985 to 1996.

     Lawrence I. Hebert has been a director and the President of Perpetual Corporation (a holding and management company) since 1981. Mr. Hebert has been Vice Chairman (since 1983) and President (since 1984) of Allbritton Communications Company, and the President of Westfield News Advertiser, Inc. since 1988. Mr. Hebert was Vice Chairman (from 1990 to 1993) of Riggs National Corporation and has been a director of Riggs National Corporation (since 1988). Mr. Hebert was a Vice President of University Bancshares, Inc. from 1975 to 1997. He has also been a director of Riggs Bank Europe, Ltd., formerly Riggs AP Bank, Ltd. since 1986, and Riggs Investment Management Corporation (RIMCO) since 1990, and a trustee of the Allbritton Foundation.

     John I. Leahy has been the President of Management and Marketing Associates (a management consulting firm) since 1986. Mr. Leahy is also the President and Group Executive Officer, Western Hemisphere of Black & Decker Corporation. Mr. Leahy is a director of Kar Kraft Systems, Inc., Cavanaugh Capital, Inc., Acorn Products, Inc., The Wills Group, Thulman-Eastern Company and Gallagher Fluid Seals, Inc.

     Robert E. Long is the Managing Director of Goodwyn & Long Investment Management, Inc. Mr. Long has been the President and Chief Executive Officer of Business News Network, Inc. since 1995, was the Chairman and Chief Executive Officer of Southern Starr Broadcasting Group, Inc. from 1991 to 1995, and a director and the President of Potomac Asset Management, Inc. from 1983 to 1991. Mr. Long is a director of Ambase Inc., AHL Shipping Company, Inc., CSC Scientific, Inc., and Global Travel, Inc.

     Warren K. Montouri has been a Partner of Montouri & Roberson (real estate investment firm) since 1980. Mr. Montouri was a director of C&S/Sovran Bank from 1970 to 1990, a director of Sovran Financial Corporation from 1989 to 1990, a director of NationsBank, N.A. from 1990 to 1996, a trustee of Suburban Hospital from 1991 to 1994, and a trustee of The Audubon Naturalist Society from 1979 to 1985. He has been a director of Franklin National Bank since 1996.

     Laura W. van Roijen has been a private real estate investor since 1992. Ms. van Roijen was the Chairman of CWV & Associates (RTC qualified contracting firm) from 1991 to 1994, a director and the Treasurer of Black Possum Inc. (retail concern) from 1994 to 1996, the President of Volta Place, Inc. (real estate advisory firm) from 1991 to 1994, and Vice President (from 1986 to 1991) and Market Director (from 1989 to 1991) of Citicorp Real Estate, Inc.

     Guy T. Steuart II has been a director and President of Steuart Investment Company (manages, operates, and leases real and personal property and holds stock in operating subsidiaries engaged in various businesses) since 1960. Mr. Steuart is Trustee Emeritus of Washington and Lee University.

     T. Murray Toomey, Esq. has been an attorney at law since 1949. Mr. Toomey is a director of The National Capital Bank of Washington, Federal Center Plaza Corporation, and The Donohoe Companies, Inc., and a trustee of The Catholic University of America.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     Joan M. Sweeney has been employed by the Company since 1993. Ms. Sweeney is also a Managing Director of BMI. Ms. Sweeney was a Senior Manager at Ernst & Young from 1990 to 1993.

     G. Cabell Williams, III has been employed by the Company since 1981. Mr. Williams is also a Managing Director of BMI.

     John M. Scheurer has been employed by the Company since 1991. Mr. Scheurer is also President of BMI.

     Jon A. DeLuca has been employed by the Company since 1994. Mr. DeLuca is Principal and Chief Financial Officer of BMI. Mr. DeLuca was a Manager at Coopers & Lybrand from 1986 to 1994.

COMPENSATION PLANS

STOCK OPTION PLAN

     The Company (with the approval of its shareholders and independent directors) established the Stock Option Plan (the "New Plan"), which is intended to encourage stock ownership in the Company by officers, thus giving them a proprietary interest in the Company's performance. The New Plan was approved by shareholders at the Special Meeting of Shareholders of Allied Lending held on November 26, 1997. The principal objective of the Company's Compensation Committee in awarding stock options to the Chief Executive Officer and other eligible officers of the Company is to align each officer's interests with the success of the Company and the financial interests of its shareholders by linking a portion of such executive's compensation with the performance of the Company's stock and the value delivered to shareholders. Stock options are granted under the New Plan at a price not less than the prevailing market value and will have value only if the Company's stock price increases. The committee determines the amount and features of the stock options, if any, to be awarded to the Company's officers. Historically, when granting stock options, the committee evaluated a number of criteria, including the recipient's current stock holdings, years of service, position with the Company, and other factors; the committee has not applied a formula assigning specific weights to any of these factors when making its determination. In January 1998, officers were granted a total of

3,415,446 options to purchase shares of Common Stock under the New Plan, which generally vest over a five-year period. See "Control Persons and Principal Holders of Securities" in the SAI for currently exercisable options granted to certain executive officers.

     The New Plan is designed to satisfy the conditions of Section 422 of the Code so that options granted thereunder may qualify as "incentive stock options." To qualify as "incentive stock options," options may not become exercisable for the first time in any year to the extent that the number of incentive options first exercisable in that year multiplied by the exercise price exceeds $100,000.

CUT-OFF AWARD AND FORMULA AWARD

     Prior to the Merger, each of the five Predecessor Companies had a stock option plan (each, an "Old Plan" and collectively, the "Old Plans"). Options under the Old Plans had been granted to various employees of Advisers, who were also officers of the Predecessor Companies. In preparation for the Merger, the Compensation Committee of Advisers, in conjunction with the Compensation Committees of the other Predecessor Companies, determined that the five Old Plans should be terminated upon the Merger, so that the new merged Company would be able to develop a new plan that would incent all officers and directors with a single equity security. The existence of the Old Plans had resulted in certain inequities in option grants among the various officers of the Predecessor Companies simply because of the differences in the underlying equity securities. To balance stock option awards among Advisers' employees, and to account for the deviations caused by the existence of five plans supported by five different publicly traded stocks, Advisers developed two special awards to be granted in lieu of options under the Old Plans that would be forgone upon completion of the Merger and the cancellation of the Old Plans.

     Cut-Off Award. The first award established a cut-off dollar amount as of the date of the announcement of the Merger (August 14, 1997) that would be computed for all outstanding, but unvested options that would be canceled as of the date of the Merger (the "Cut-Off Award"). The Cut-Off Award was designed to cap the appreciated value in unvested options at the Merger announcement date in order to set the foundation to balance option awards upon the Merger. The Cut-Off Award, in the aggregate, was computed to be $2.9 million, and is equal to the difference between the market price of the shares of stock underlying the canceled options under the Old Plans at August 14, 1997, less the exercise prices of the options. The Cut-Off Award will be payable for each canceled option as the canceled options would have vested and will vest automatically in the event of a change of control. The Cut-Off Award will only be payable if the award recipient is employed by the Company on the future vesting date. A table indicating the Cut-Off Award for certain officers, and the related vesting schedule, is contained in the SAI. See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Results of
Operations -- Comparison of Three Months Ended March 31, 1998 and 1997."

     Formula Award. The second award (the "Formula Award") was designed to compensate officers from the point when their unvested options would cease to appreciate in value pursuant to the Cut-Off Award (i.e., August 14, 1997) up until the time in which they would be able to receive option awards in the Company after the Merger became effective. In the aggregate, the Formula Award equaled six percent (6%) of the difference between the combined aggregate market capitalizations of the Predecessor Companies as of the close of the market on December 30, 1997, and the combined aggregate market capitalizations of the Predecessor Companies on August 14, 1997. In total, the combined aggregate market capitalization of the Predecessor Companies increased by $319 million from August 14, 1997 to December 30, 1997, and the aggregate Formula Award was approximately $19 million.

     Advisers' Compensation Committee designed the Formula Award as a long-term incentive compensation program to be a replacement for canceled stock options and to balance share ownership among key officers for past and prospective service. The terms of the Formula Award require that the award be contributed to the Company's deferred compensation plan, and used to purchase shares of the Company in the open market. See "-- Deferred Compensation Plan."

     The Formula Award vests and accrues equally over a three-year period, on the anniversary of the Merger date (December 31, 1997), and vests automatically in the event of a change of control of the Company. If an officer terminates employment with the Company prior to the vesting of any part of the Formula Award, that amount will be forfeited to the Company. Assuming all officers meet the vesting requirement, the Company will accrue the Formula Award over the three-year period in equal amounts of approximately $6.4 million. A table indicating the Formula Award for certain officers, and the related vesting schedule, is contained in the SAI. See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Results of
Operations -- Comparison of Three Months Ended March 31, 1998 and 1997."

EMPLOYEE STOCK OWNERSHIP PLAN

     In connection with the Merger, the Company adopted an amended and restated Employee Stock Ownership Plan, or ESOP. All eligible employees (i.e., employees with one (1) year of service who are at least 21 years of age) of the Company are eligible participants in the ESOP. Pursuant to this qualified plan, during 1997 the Company contributed 5% of each eligible participant's total cash compensation for the year (up to a $30,000 limit per person) to a plan account on the participant's behalf, which fully vests over a two-year period. The ESOP has used substantially all of these cash contributions to purchase shares of the Company, thus aligning every employee's interest with those of the Company and its shareholders. At December 31, 1997 the ESOP held 0.8% of the outstanding shares of the Company, and all of these shares had been allocated to participants' plan accounts.

DEFERRED COMPENSATION PLAN

     Pursuant to the Merger, the Company succeeded to the deferred compensation plan of Advisers (the "Deferred Compensation Plan"), and subsequently adopted such plan as amended and restated. The Deferred Compensation Plan is intended to be a funded plan for the purpose of providing deferred compensation to the Company's employees and consultants. Any employee or consultant of the Company is eligible to participate in the plan at such time and for such period as designated by the board of directors. The Deferred Compensation Plan is administered through a trust, and the Company funds this plan through cash and open market purchases of the Company's Common Stock. See "-- Cut-Off Award and Formula Award -- Formula Award," above.

                                    TAXATION

     The following discussion is a general summary of the material federal income tax considerations applicable to the Company and to an investment in the Common Stock and does not purport to be a complete description of the income tax considerations applicable to such an investment. The discussion is based upon the Code, Treasury Regulations thereunder, and administrative and judicial interpretations thereof, each as of the date hereof, all of which are subject to change. Prospective shareholders should consult their own tax advisors with respect to tax considerations which pertain to their purchase of Common Stock. This summary assumes that the investors in the Company hold shares as capital assets. This summary does not discuss all aspects of federal income taxation relevant to holders of the Common Stock in light of particular circumstances, or to certain types of holders subject to special treatment under federal income tax laws, including foreign taxpayers, dealers in securities and financial institutions. This summary does not discuss any aspects of foreign, state or local tax laws.

TAXATION AS A RIC

     The Company intends to be treated for tax purposes as a "regulated investment company" or "RIC" within the meaning of Section 851 of the Code. If the Company qualifies as a RIC and distributes to its shareholders in a timely manner at least 90% of its "investment company taxable income," as defined in the Code, each year, it will not be subject to federal income tax on the portion of its taxable income and gains it distributes to shareholders. In addition, if a RIC distributes in a timely manner (or treats as "deemed distributed") 98% of its capital gain net income for each one year period ending on December 31 (pursuant to Section 4982(e)(4)(A) of the Code), and distributes 98% of its ordinary income for each calendar year, it will not be subject to the 4% nondeductible federal excise tax on certain undistributed income of RICs. The

Company generally will endeavor to distribute to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that such Company will not incur income and excise taxes on its earnings.

     In order to qualify as a RIC for federal income tax purposes, the Company must, among other things: (i) continue to qualify as a BDC under the 1940 Act;
(ii) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities or other income derived with respect to its business of investing in such stock or securities; and (iii) diversify its holdings so that at the end of each quarter of the taxable year (a) at least 50% of the value of the Company's assets consists of cash, cash items, government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the Company's assets or 10% of the outstanding voting securities of the issuer, and (b) no more than 25% of the value of the Company's assets are invested in securities of one issuer (other than U.S. Government Securities or securities of other RICs), or of two or more issuers that are controlled by the Company and are engaged in the same or similar or related trades or businesses. The failure of one or more of the Company's subsidiaries to continue to qualify as RICs could adversely affect the Company's ability to satisfy foregoing diversification requirements.

     If the Company fails to satisfy the 90% Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, it will be subject to tax in such year on all of its taxable income, regardless of whether the Company makes any distribution to its shareholders. In addition, in that case, all of the Company's distributions to its shareholders will be characterized as ordinary income (to the extent of the Company's current and accumulated earnings and profits). In contrast, as is explained below, if the Company qualifies as a RIC, a portion of its distributions may be characterized as long-term capital gain in the hands of shareholders.

TAXATION OF SHAREHOLDERS

     Distributions of the Company are generally taxable to shareholders as ordinary income or capital gains. Shareholders receive notification from the Company at the end of the year as to the amount and nature of the income or gains distributed to them for that year. The distributions from the Company to a particular shareholder may be subject to the alternative minimum tax under the provisions of the Code. Shareholders not subject to tax on income will not be required to pay tax on amounts distributed to them by the Company.

     Distributions of the ordinary income and net short-term capital gain of the Company generally are taxable to shareholders as ordinary income. Distributions of net capital gain, if any, designated by the Company as capital gain dividends generally will be taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares. All distributions are taxable, whether invested in additional shares or received in cash. Dividends declared by the Company and payable to shareholders of record in October, November or December of a given year that are paid during the following January will be treated as having been received by shareholders on December 31 of the year of declaration.

     The Company's ordinary income dividends to its corporate shareholders may, if certain conditions are met, qualify for the dividends received deduction to the extent that the Company has received qualifying dividend income during the taxable year. Capital gain dividends distributed by the Company are not eligible for the dividends received deduction.

     In general, any gain or loss realized upon a taxable disposition of shares of the Company, or upon receipt of a liquidating distribution will be treated as capital gain or loss. If gain is realized, it will be subject to taxation at various tax rates depending on the length of time the taxpayer has held such shares and other factors. The gain or loss will be short-term capital gain or loss if the shares have been held for one year or less. If a shareholder has received any capital gain dividends with respect to such shares, any loss realized upon a taxable disposition of shares treated under the Code as having been held for six months or less, to the extent of such capital gain dividends, will be treated as a long-term capital loss. All or a portion of any loss realized upon a taxable disposition of shares of the Company may be disallowed if other shares of the Company are purchased (under a DRIP Plan or otherwise) within 30 days before or after the disposition.

     The Company is required to withhold and remit to the Internal Revenue Service (the "IRS") 31% of the dividends paid to any shareholder who (i) fails to furnish the Company with a certified taxpayer identification number; (ii) has underreported dividend or interest income to the IRS; or (iii) fails to certify to the Company that he, she or it is not subject to backup withholding.

                         CERTAIN GOVERNMENT REGULATIONS

     The Company operates in a highly regulated environment. The following discussion generally summarizes certain regulations.

BUSINESS DEVELOPMENT COMPANY ("BDC")

     As a BDC, ACC may not acquire any asset other than "Qualifying Assets" unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the value of ACC's total investment assets (the "70% test"). The principal categories of Qualifying Assets relevant to the business of ACC are the following:

     (1) Securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company. An eligible portfolio company is defined to include any issuer that (a) is organized and has its principal place of business in the United States, (b) is not an investment company other than an SBIC wholly owned by the BDC (ACC's investments in and advances to Allied Investment, Allied Financial, Allied SBLC and certain other subsidiaries generally would be Qualifying Assets), and (c) does not have any class of publicly traded securities with respect to which a broker may extend margin credit;

     (2) Securities received in exchange for or distributed with respect to securities described in (1) above, or pursuant to the exercise of options, warrants, or rights relating to such securities; and (3) Cash, cash items, government securities, or high quality debt securities (within the meaning of the 1940 Act), maturing in one year or less from the time of investment.

     To include certain securities described in (1) and (2) above as Qualifying Assets for the purpose of the 70% test, a BDC must make available to the issuer of those securities significant managerial assistance. Making available significant managerial assistance means, among other things, (i) any arrangement whereby the BDC, through its directors, officers, or employees, offers to provide, and, if accepted, does provide, significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company, or (ii) in the case of an SBIC, making loans to a portfolio company. Each portfolio company is assigned for monitoring purposes to an investment officer, and its principals are contacted and counseled if the portfolio company appears to be encountering business or financial difficulties.

     ACC would provide managerial assistance on a continuing basis to any portfolio company that requests it, whether or not difficulties are perceived. ACC may not change the nature of its business so as to cease to be, or withdraw its election as, a BDC unless authorized by vote of a "majority of the outstanding voting securities," as defined in the 1940 Act, of ACC shares. Since ACC made its BDC election, it has not made any substantial change in the nature of its business.

     As a BDC, ACC is entitled to issue senior securities in the form of stock or senior securities representing indebtedness, as long as each class of senior security has an asset coverage of at least 200% immediately after each such issuance. This limitation is not applicable to borrowings by ACC's SBIC, SSBIC or SBLC subsidiaries. See "Risk Factors -- Risks of Leverage."

REGULATED INVESTMENT COMPANY ("RIC")

     The Company and its subsidiaries are treated as a RIC within the meaning of
Section 851 of the Code, and provided the Company meets certain requirements under the Code, the Company qualifies for pass-through tax treatment. See "Taxation" for a discussion of the requirements the Company must meet to maintain RIC status under the Code.

SBA REGULATIONS

     SBIC and SSBIC Regulations. Allied Investment, a wholly owned subsidiary of the Company, is licensed by the SBA as an SBIC under Section 301(c) of the Small Business Investment Act of 1958, as amended (the "1958 Act"), and has elected to be regulated as a BDC. In addition, Allied Financial, a wholly owned subsidiary of the Company, is licensed by the SBA as an SSBIC under 301(d) of the 1958 Act, and has also elected to be regulated as a BDC. The Company has determined that, given certain regulatory requirements of the SSBIC program, it is no longer economical to operate Allied Financial as an SSBIC, and the Company has received permission from the SBA to permit Allied Financial to make SBIC eligible investments in addition to SSBIC eligible investments. The Company is also working with the SBA to merge Allied Investment and Allied Financial into a single SBIC.

     SBICs are authorized to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a net worth not exceeding $18 million and have average annual fully-taxed profits not exceeding $6 million for the most recent two fiscal years. In addition, an SBIC must devote 20% of its investment activity to "smaller" concerns as defined by the SBA. A smaller concern is one that has a net worth not exceeding $6 million and has average annual fully-taxed profits not exceeding $2 million for the most recent two fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses, and provide them with consulting and advisory services. Allied Investment provides long-term loans to qualifying small businesses; equity investments and consulting and advisory services are typically provided only in connection with such loans.

     Allied Investment and Allied Financial have the opportunity to sell to the SBA preferred stock and subordinated debentures with a maturity of up to ten years, up to an aggregate principal amount of $101 million (the "$101 million limit"). The $101 million limit generally applies to all financial assistance provided by the SBA to any licensee and its "associates," as that term is defined in SBA regulations. For this purpose, Allied Investment and Allied Financial would be deemed to be "associates" of one another. As a group, Allied Investment and Allied Financial have received $53.3 million of subordinated debentures and $7.0 million of preferred stock investments from the SBA at March 31, 1998; as a result, the combined ability to apply for additional financing from the SBA will be limited. Interest rates on the SBA debentures currently outstanding range from 6.9% to 9.8%.

     Both Allied Investment and Allied Financial are subject to periodic examinations by the SBA staff for determining compliance with SBA regulations.

     SBLC Regulations. Allied SBLC is licensed to operate as an SBLC and is subject to regulation and periodic examinations by the SBA staff for purposes of determining compliance with SBA regulations, including its participation in the Preferred Lender Program. See "Business -- 7(a) Lending."

                           DIVIDEND REINVESTMENT PLAN

     The Company has adopted an "opt out" dividend reinvestment plan ("DRIP Plan"). Under the DRIP Plan, distributions to a shareholder owning shares registered in his or her own name will be automatically reinvested in additional shares of Common Stock by the Company's transfer agent, acting as reinvestment plan agent (the "Plan Agent"). Shareholders may change enrollment status in the DRIP Plan at any time by contacting either the Plan Agent or the Company. A shareholder's ability to participate in a DRIP Plan may be limited according to how the shareholder's shares are registered. Beneficial owners holding shares in street name may be precluded from participating by the nominee. Shareholders who wish to participate in a DRIP Plan may need to register their shares in their own name. Shareholders will be informed of their right to elect to receive cash in the Company's annual and quarterly reports to shareholders. Shareholders whose shares are held in the name of a nominee should contact the nominee for details. All distributions to investors who do not participate (or whose nominee elects not to participate) in the DRIP Plan will be paid by check mailed directly, or through the nominee, to the record holder by or under the discretion of the Plan Agent. The Plan Agent is American Stock Transfer and Trust Company ("AST"), 40 Wall Street, New York, New York 10005. The telephone number for AST is 800-937-5449.

     Under the DRIP Plan, the Company may issue new shares unless the market price of the outstanding shares is less than 110% of the last reported net asset value. Alternatively, the Plan Agent may, as agent for the participants, buy shares in the market. Newly issued shares for the DRIP Plan will be valued at the average of the reported closing bid prices of the outstanding shares on the last five trading days prior to the payment date of the distribution, but not less than 95% of the opening bid price on such date. The price in the case of shares bought in the market will be the average actual cost of such shares, including any brokerage commissions. There are no other charges payable in connection with the DRIP Plan. Any distributions reinvested under the plan will nevertheless remain taxable to the shareholders.

                          DESCRIPTION OF CAPITAL STOCK

COMMON STOCK

     The Company is authorized to issue 100,000,000 shares of Common Stock, par value $.0001. At May 4, 1998, there were 52,121,610 shares of Common Stock outstanding and 6,250,000 shares of Common Stock reserved for issuance under the New Plan. The following are the authorized classes of securities of the Company as of March 31, 1998:

                                                                                     (4)
                                                                      (3)          AMOUNT
                                                                  AMOUNT HELD    OUTSTANDING
                                                        (2)       BY COMPANY    EXCLUSIVE OF
                                         (1)          AMOUNT      OR FOR ITS    AMOUNTS SHOWN
                                    TITLE OF CLASS  AUTHORIZED      ACCOUNT       UNDER (3)
                                    --------------  -----------   -----------   -------------
Allied Capital Corporation........  Common Stock    100,000,000    662,948*      51,450,602

------------------
* Represents shares of the Company held in a trust for the Deferred Compensation Plan. See "Management -- Compensation Plans."

     All shares of Common Stock have equal rights as to earnings, assets, dividends, and voting privileges and all outstanding shares of Common Stock are fully paid and non-assessable. The shares of Common Stock have no preemptive, conversion, or redemption rights and are freely transferable. In the event of liquidation, each share of Common Stock is entitled to its proportion of the Company's assets after debts and expenses. Each share is entitled to one vote and does not have cumulative voting rights, which means that holders of a majority of the shares, if they so choose, could elect all of the directors, and holders of less than a majority of the shares would, in that case, be unable to elect any director. All shares offered hereby will be, when issued and paid for, fully paid and non-assessable.

     The board of directors may classify and reclassify any unissued shares of capital stock of the Company by setting or changing in one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms or conditions or redemption or other rights of such shares of capital stock.

LIMITATION ON LIABILITY OF DIRECTORS

     The Company has adopted provisions in its Charter and bylaws limiting the liability of directors and officers of the Company for monetary damages. The effect of these provisions in the Charter and bylaws is to eliminate the rights of the Company and its shareholders (through shareholders' derivative suits on behalf of the Company) to recover monetary damages against a director or officers for breach of the fiduciary duty of care as a director or officer (including breaches resulting from negligent or grossly negligent behavior) except in certain limited situations. These provisions do not limit or eliminate the rights of the Company or any shareholder to seek non-monetary relief such as an injunction or rescission in the event of a breach of a director's or officer's duty of care. These provisions will not alter the liability of directors or officers under federal securities laws.

CERTAIN ANTI-TAKEOVER PROVISIONS

     The Charter and bylaws of the Company and certain statutory and regulatory requirements contain certain provisions that could make more difficult the acquisition of the Company by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Company to negotiate first with the board of directors. The Company believes that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms. The description set forth below is intended as a summary only and is qualified in its entirety by reference to the Charter and the bylaws.

CLASSIFIED BOARD OF DIRECTORS

     The Charter provides for the board of directors to be divided into three classes of directors serving staggered three-year terms, with each class to consist as nearly as possible of one-third of the directors then elected to the board. A classified board may render more difficult a change in control of the Company or removal of incumbent management. The Company believes, however, that the longer time required to elect a majority of a classified board of directors will help to ensure continuity and stability of the Company's management and policies.

ISSUANCE OF PREFERRED STOCK

     The board of directors of ACC, without shareholder approval, has the authority to reclassify Common Stock as preferred stock and to issue ACC preferred stock. Such stock could be issued with voting, conversion or other rights designed to have an anti-takeover effect.

MARYLAND CORPORATE LAW

     The Company is subject to the Maryland Business Combination Statute and the Control Share Acquisition Statute, as defined below. The partial summary of the foregoing statutes contained in this Prospectus is not intended to be complete and reference is made to the full text of such states for their entire terms.

     Business Combination Statute. Certain provisions of the Maryland Law establish special requirements with respect to "business combinations" between Maryland corporations and "interested shareholders" unless exemptions are applicable (the "Business Combination Statute"). Among other things, the Business Combination Statute prohibits for a period of five years a merger or other specified transactions between a company and an interested shareholder and requires a super majority vote for such transactions after the end of such five-year period.

     "Interested shareholders" are all persons owning beneficially, directly or indirectly, 10% or more of the outstanding voting stock of a Maryland corporation. "Business combinations" include certain mergers or similar transactions subject to a statutory vote and additional transactions involving transfer of assets or securities in specified amounts to interested shareholders or their affiliates. Unless an exemption is available, a "business combination" may not be consummated between a Maryland corporation and an interested shareholder or its affiliates for a period of five years after the date on which the shareholder first became an interested shareholder and thereafter may not be consummated unless recommended by the board of directors of the Maryland corporation and approved by the affirmative vote of at least 80% of the votes entitled to be cast by all holders of outstanding shares of voting stock and 66 2/3% of the votes entitled to be cast by all holders of outstanding shares of voting stock other than the interested shareholder or its affiliates or associates, unless, among other things, the corporation's shareholders receive a minimum price (as defined in the Business Combination Statute) for their shares and the consideration is received in cash or in the same form as previously paid by the interested shareholder for its shares. A business combination with an interested shareholder which is approved by the board of directors of a Maryland corporation at any time before an interested shareholder first becomes an interested shareholder is not subject to the five-year moratorium or special voting requirements. An amendment to a Maryland corporation charter electing not to be subject to the foregoing requirements must be approved by the affirmative vote of at least 80% of the votes entitled to be cast by all holders of outstanding shares of voting stock and 66 2/3% of the votes entitled to be cast by holders of outstanding shares of voting stock who are not interested shareholders. Any such amendment is not effective until 18 months after the vote of shareholders and does not apply to any business combination of a corporation with a shareholder who became an interested shareholder on or prior to the date of such vote.

     Control Share Acquisition Statute. The Maryland Law imposes limitations on the voting rights of shares acquired in a "control share acquisition." The control share statute defines a "control share acquisition" to mean the acquisition, directly or indirectly, of "control shares" subject to certain exceptions. "Control shares" of a Maryland corporation are defined to be voting shares of stock which, if aggregated with all other shares of stock previously acquired by the acquiror, would entitle the acquiror to exercise voting power in electing directors with one of the following ranges of voting power: (i) one-fifth or more but not less than one-third, (ii) one-third or more but less than a majority or (iii) a majority of all voting power. Control shares do not include shares which the acquiring person is entitled to vote as a result of having previously obtained shareholder approval. Control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast by shareholders in the election of directors, excluding shares of stock as to which the acquiring person, officers of the corporation and directors of the corporation who are employees of the corporation are entitled to exercise or direct the exercise of the voting power of the shares in the election of the directors. The control share statute also requires Maryland corporations to hold a special meeting at the request of an actual or proposed control share acquiror generally within 50 days after a request is made with the submission of an "acquiring person statement," but only if the acquiring person (i) gives a written undertaking and, if required by the directors of the issuing corporation, posts a bond for the cost of the meeting and (ii) submits definitive financing agreements for the acquisition of the control shares to the extent that financing is not provided by the acquiring person. In addition, unless the issuing corporation's charter or bylaws provide otherwise, the control share statute provides that the issuing corporation, within certain time limitations, shall have the right to redeem control shares (except those for which voting rights have previously been approved) for "fair value" as determined pursuant to the control share statue in the event (a) there is a shareholder vote and the grant of voting rights is not approved, or (b) an "acquiring person statement" is not delivered to the target within 10 days following a control share acquisition. Moreover, unless the issuing corporation's charter or bylaws provide otherwise, the control share statute provides that if, before a control share acquisition occurs, voting rights are accorded to control shares which result in the acquiring person having majority voting power, then all shareholders other than the acquiring person have appraisal rights as provided under the Maryland Law. An acquisition of shares may be exempted from the control share statute provided that a charter or bylaw provision is adopted for such purpose prior to the control share acquisition by any person with respect to the Company. The control share acquisition statute does not apply to shares acquired in a merger, consolidation or share exchange to which the corporation is a party.

REGULATORY RESTRICTIONS

     Allied Investment, Allied Financial and Allied SBLC are SBIC, SSBIC and SBLC subsidiaries, respectively, of the Company. The SBA prohibits, without prior SBA approval, a "change of control" or transfers which would result in any person (or group of persons acting in concert) owning 10% or more of any class of capital stock of an SBIC or SSBIC. A "change of control" is any event which would result in a transfer of the power, direct or indirect, to direct the management and policies of an SBIC, SSBIC or SBLC, whether through ownership, contractual arrangements or otherwise.

                                  UNDERWRITERS

     Under the terms and subject to the conditions of the Underwriting Agreement dated the date of this Prospectus (the "Underwriting Agreement"), the Company has agreed to sell an aggregate of 5,750,000 shares of Common Stock and the U.S. Underwriters named below, for whom Morgan Stanley & Co. Incorporated, NationsBanc Montgomery Securities LLC, The Robinson-Humphrey Company, LLC and Scott & Stringfellow, Inc. are serving as U.S. Representatives, have severally agreed to purchase, and the International Underwriters named below, for whom Morgan Stanley & Co. International Limited, NationsBanc Montgomery Securities LLC, The Robinson-Humphrey Company, LLC and Scott & Stringfellow, Inc. are serving as International Representatives, have severally agreed to purchase, the respective number of shares of Common Stock set forth opposite their names below:

                                                                 NUMBER OF
                            NAME                                   SHARES
                            ----                                 ---------
U.S. Underwriters:
  Morgan Stanley & Co. Incorporated.........................
  NationsBanc Montgomery Securities LLC.....................
  The Robinson-Humphrey Company, LLC........................
  Scott & Stringfellow, Inc. ...............................
                                                                 ---------
     Subtotal: .............................................     4,600,000
                                                                 ---------
International Underwriters:
  Morgan Stanley & Co. International Limited................
  NationsBanc Montgomery Securities LLC.....................
  The Robinson-Humphrey Company, LLC........................
  Scott & Stringfellow, Inc. ...............................
                                                                 ---------
     Subtotal: .............................................     1,150,000
                                                                 ---------
     Total: ................................................     5,750,000
                                                                 =========

     The U.S. Underwriters and the International Underwriters are collectively referred to as the "Underwriters." The Underwriting Agreement provides that the obligations of the several Underwriters to pay for and accept delivery of the shares of Common Stock offered hereby are subject to the approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to take and pay for all the shares of Common Stock offered hereby (other than those covered by the over-allotment option described below), if any such shares are taken.

     Pursuant to the Agreement Between U.S. Underwriters and International Underwriters, each U.S. Underwriter has represented and agreed that, with certain exceptions, (a) it is not purchasing any U.S. Shares (as defined below) being sold by it for the account of anyone other than a United States Person (as defined below) and (b) it has not offered or sold, and will not offer or sell, directly or indirectly, any U.S. Shares or distribute any prospectus relating to the U.S. Shares outside the United States or to anyone other than a United States Person. Pursuant to the Agreement Between U.S. and International Underwriters, each International Underwriter has represented and agreed that, with certain exceptions, (a) it is not purchasing any International Shares (as defined below) being sold by it for the account of any United States Person and
(b) it has not offered or sold, and will not offer or sell, directly or indirectly, any International Shares or distribute any prospectus relating to the International Shares within the United States or to any United States Person. With respect to any Underwriter that is a U.S. Underwriter and an International Underwriter, the foregoing representations and agreements (i) made by it in its capacity as a U.S. Underwriter shall apply only to shares purchased by it in its capacity as a U.S. Underwriter, (ii) made by it in its capacity as an International Underwriter shall apply only to shares purchased by it in its capacity as an International Underwriter, and (iii) do not restrict its ability to distribute any prospectus relating to the shares of Common Stock to any person. The foregoing limitations do not apply to stabilization transactions or to certain other transactions specified in the Agreement Between U.S. Underwriters and International Underwriters. As used herein, "United States Person" means any national or resident of the United States or any corporation, pension, profit-sharing, or other trust or other entity organized under the laws of the United States or of any political subdivision thereof (other than a branch located outside the United States of any United States Person) and includes any United States branch of a person who is otherwise not a United States Person. All shares of Common Stock to be purchased by the U.S. Underwriters and the International Underwriters under the Underwriting Agreement are referred to herein as the "U.S. Shares" and the "International Shares," respectively.

     Pursuant to the Agreement Between U.S. Underwriters and International Underwriters, sales may be made between the U.S. Underwriters and International Underwriters of any number of shares of Common Stock to be purchased pursuant to the Underwriting Agreement as may be mutually agreed. The per share price of any shares so sold shall be the Price to Public set forth on the cover page hereof, in United States dollars, less an amount not greater than the per share amount of the concession to dealers set forth below.

     Pursuant to the Agreement Between U.S. Underwriters and International Underwriters, each International Underwriter has represented and agreed that (a) it has not offered or sold, and, during the period of six months from the closing date of the Offering, will not offer or sell any shares of Common Stock to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing, or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations (1995) (the "Regulations"); (b) it has complied and will comply with all applicable provisions of the Financial Services Act of 1986 and the Regulations with respect to anything done by it in relation to the shares of Common Stock offered hereby in, from, or otherwise involving the United Kingdom; and (c) it has only issued or passed on and will only issue or pass on to any person in the United Kingdom any document received by it in connection with the issue of the shares of Common Stock if that person is of a kind described in
Article 11(3) of the Financial Services Act of 1986, (Investment Advertisement) (Exemptions) Order 1996, or is a person to whom such document may otherwise lawfully be issued or passed on.

     The Underwriters propose to offer part of the shares of Common Stock directly to the public at the Price to Public set forth on the cover page hereof and part to certain dealers at a price which represents a concession not in
excess of $     a share below the public offering price. After the initial offering of the shares of Common Stock, the offering price and other selling terms may from time to time be varied by the Underwriters.

     Pursuant to the Underwriting Agreement, the Company has granted the U.S. Underwriters an option, exercisable for 30 days from the date of this Prospectus, to purchase up to an aggregate of 862,500 additional shares of Common Stock at the Price to Public on the cover page hereof, less Underwriting Discounts and Commissions. The U.S. Underwriters may exercise such option to purchase solely for the purpose of covering over-allotments, if any, made in connection with the Offering. To the extent such option is exercised, each U.S. Underwriter will become obligated, subject to certain conditions, to purchase approximately the same percentage of such additional shares of Common Stock as the number set forth next to each U.S. Underwriter's name in the preceding table bears to the total number of shares of Common Stock offered by the U.S. Underwriters hereby.

     The Company and all of its executive officers and directors have agreed that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, they will not (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right, or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are now owned by such shareholder or acquired after the date of the Prospectus) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (i) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, for a period of 90 days after the date of this Prospectus, other than the sale to the Underwriters of any shares of Common Stock pursuant to the Underwriting Agreement.

     The Company and the Underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.

     In order to facilitate the offering of the Common Stock, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Common Stock. Specifically, the Underwriters may over-allot in connection with the offering creating a short position in the Common Stock for their own account. In addition, to cover over-allotments or to stabilize the price of the Common Stock, the Underwriters may bid for, and purchase, shares of Common Stock in the open market. Finally, the underwriting syndicate may reclaim selling concessions allowed to an underwriter or a dealer for distributing the Common Stock in the offering, if the syndicate repurchases previously distributed Common Stock in transactions to cover syndicate short positions, in stabilization transactions or otherwise. Any of these activities may stabilize or maintain the market price of the Common Stock above independent market levels. The Underwriters are not required to engage in these activities, and may end any of these activities at any time.

     The Underwriters and dealers may engage in passive market making transactions in the Common Stock in accordance with Rule 103 of Regulation M promulgated by the Commission. In general, a passive market maker may not bid for, or purchase, the Common Stock at a price that exceeds the highest independent bid. In addition, the net daily purchases made by any passive market maker generally may not exceed 30% of the average daily trading volume in the Common Stock during a specified two-month period, or 200 shares, whichever is greater. A passive market maker must identify passive market making bids as such on the Nasdaq National Market. Passive market making may stabilize or maintain the market price of the Common Stock above independent market levels. Underwriters and dealers are not required to engage in passive market making and may end passive market making activities at any time.

     The Underwriters have provided customary financial and advisory services to the Company and the Predecessor Companies.

     Morgan Stanley & Co. Incorporated was retained by each of the Predecessor Companies as financial advisor for the Merger. In addition, Morgan Stanley & Co. Incorporated has provided the Company with short-term financing.

     Scott & Stringfellow, Inc. acted as independent financial advisor to the board of directors of Allied Commercial in connection with the Merger.

     NationsBank of Texas, N.A. ("NationsBank"), an affiliate of NationsBanc Montgomery Securities LLC, provides financing to the Company as one of several lenders under an unsecured revolving line of credit. NationsBank's aggregate commitment thereunder is $50 million.

     Each of Morgan Stanley & Co. Incorporated and NationsBanc Montgomery Securities LLC will indirectly receive proceeds from the Offering through the application of the net proceeds to the repayment of amounts outstanding under the Company's short-term lines of credit. The Offering will be conducted in compliance with the requirements of Rule 2720 of the National Association of Securities Dealers, Inc. (the "NASD") regarding a NASD member firm's participation in an offering where more than ten (10) percent of the net proceeds will be paid to NASD members participating in the distribution.

     The principal business address of each of the U.S. Representatives is as follows: Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036; NationsBanc Montgomery Securities LLC, 600 Montgomery Street, San Francisco, California 94111; The Robinson-Humphrey Company, LLC, 3333 Peachtree Road, N.E., Atlanta, GA 30326, and Scott & Stringfellow, Inc., 909 East Main Street, Richmond, VA 23219.

                                 LEGAL MATTERS

     Certain legal matters with respect to the validity of the shares of Common Stock offered hereby will be passed upon for the Company by Sutherland, Asbill & Brennan LLP, Washington, D.C. Certain legal matters related to the Offering will be passed upon for the Underwriters by Davis Polk & Wardwell, New York, New York.

         SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

     The Company's and its subsidiaries' investments are held in safekeeping by Riggs Bank, N.A. at 808 17th Street, N.W., Washington, D.C. 20006. LaSalle National Bank, located at 25 Northwest Point Boulevard, Suite 800, Elk Grove Village, Illinois 60007, serves as trustee with respect to assets of the Company held for securitization purposes. American Stock Transfer and Trust Company, 40 Wall Street, 46th Floor, New York, New York 10005 acts as the Company's transfer, dividend paying and reinvestment plan agent and registrar.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The financial statements included in this Prospectus and elsewhere in the Registration Statement to the extent and for the periods indicated in their report have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

General Information and History.............................   B-2
Investment Objective and Policies...........................   B-2
Management..................................................   B-2
     Compensation of Executive Officers and Directors.......   B-2
     Compensation of Directors..............................   B-4
     Stock Option Awards....................................   B-4
     Cut-off Award and Formula Award........................   B-5
     Committees of the Board of Directors...................   B-6
Control Persons and Principal Holders of Securities.........   B-6
Investment Advisory Services................................   B-8
Safekeeping, Transfer and Dividend Paying Agent and
  Registrar.................................................   B-8
Accounting Services.........................................   B-8
Brokerage Allocation and Other Practices....................   B-8
Tax Status..................................................   B-9

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
Consolidated Balance Sheet -- March 31, 1998 (unaudited) and
  December 31, 1997 and 1996................................   F-1
Consolidated Statement of Operations -- For the Three Months
  Ended March 31, 1998 and 1997 (unaudited) and the Years
  Ended December 31, 1997, 1996, and 1995...................   F-2
Consolidated Statement of Changes in Net Assets -- For the
  Three Months Ended March 31, 1998 and 1997 (unaudited) and
  the Years Ended December 31, 1997, 1996, and 1995.........   F-3
Consolidated Statement of Cash Flows -- For the Three Months
  Ended March 31, 1998 and 1997 (unaudited) and the Years
  Ended December 31, 1997, 1996, and 1995...................   F-4
Consolidated Statement of Investments -- March 31, 1998
  (unaudited) and December 31, 1997.........................   F-5
Notes to Consolidated Financial Statements..................  F-15
Report of Independent Public Accountants....................  F-33

                           CONSOLIDATED BALANCE SHEET

                                                               MARCH 31,       DECEMBER 31,
                                                              -----------   -------------------
                                                                 1998         1997       1996
                                                              -----------   --------   --------
          (IN THOUSANDS, EXCEPT NUMBER OF SHARES)             (UNAUDITED)
                                            ASSETS
Portfolio at value:
      Commercial mortgage loans (cost: 1998-$201,238;
        1997-$447,016; 1996-$373,378).......................   $201,349     $447,244   $373,695
      Mezzanine loans and debt securities (cost:
        1998-$202,951; 1997-$181,184; 1996-$178,664)........    185,316      167,842    165,086
      Small Business Administration 7(a) loans (cost:
        1998-$46,249; 1997-$41,103; 1996-$42,351)...........     45,867       40,709     42,131
      Interest in securitization pool of commercial mortgage
        loans (cost: 1998-$87,937; 1997-$0; 1996-$0)........     87,937           --         --
      Equity interests in portfolio companies (cost:
        1998-$19,289; 1997-$20,050; 1996-$18,521)...........     39,691       39,906     26,134
      Other portfolio assets
        (cost: 1998-$4,342; 1997-$1,367; 1996-$362).........      4,295        1,320        322
                                                               --------     --------   --------
          Total portfolio at value..........................    564,455      697,021    607,368
                                                               --------     --------   --------
Cash and cash equivalents...................................     31,013       70,437     71,841
U.S. government securities..................................     25,078       11,091         --
Other assets................................................     32,164       29,226     34,151
                                                               --------     --------   --------
          Total assets......................................   $652,710     $807,775   $713,360
                                                               ========     ========   ========

                             LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
      Debentures and notes payable..........................   $ 99,243     $308,821   $229,898
      Revolving lines of credit.............................    103,000       38,842     45,099
      Accounts payable and other liabilities................     20,219       23,984     21,032
      Dividends and distributions payable...................         --        9,068      8,197
                                                               --------     --------   --------
                                                                222,462      380,715    304,226
                                                               --------     --------   --------
Commitments and contingencies
Preferred stock issued to Small Business Administration.....      7,000        7,000      7,000
Shareholders' equity:
      Common stock, $0.0001 par value, 100,000,000 shares
        authorized; 52,113,550, 52,047,318 and 48,237,621
        issued and outstanding at March 31, 1998, December
        31, 1997 and 1996, respectively.....................          5            5          5
      Additional paid-in capital............................    452,723      451,044    417,670
      Common stock held in deferred compensation trust
        (662,948 shares at March 31, 1998)..................    (15,330)          --         --
      Notes receivable from sale of common stock............    (26,556)     (29,611)   (15,491)
      Net unrealized appreciation (depreciation) on
        portfolio...........................................      2,025        1,301     (5,908)
      Undistributed (distributions in excess of) earnings...     10,381       (2,679)     5,858
                                                               --------     --------   --------
          Total shareholders' equity........................    423,248      420,060    402,134
                                                               --------     --------   --------
          Total liabilities and shareholders' equity........   $652,710     $807,775   $713,360
                                                               ========     ========   ========

  The accompanying notes are an integral part of these consolidated financial statements.

                      CONSOLIDATED STATEMENT OF OPERATIONS

                                                 FOR THE THREE MONTHS
                                                   ENDED MARCH 31,      FOR THE YEARS ENDED DECEMBER 31,
                                                 --------------------   ---------------------------------
                                                   1998        1997       1997        1996        1995
   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)      ---------   --------   ---------   ---------   ---------
                                                     (UNAUDITED)
Interest and related portfolio income:
      Interest.................................   $19,501    $19,630     $86,882     $77,541     $61,550
      Net premiums from loan dispositions......     1,336        701       7,277       4,241       2,796
      Net gain on securitization of commercial
        mortgage loans.........................    14,812         --          --          --          --
      Investment advisory fees and other
        income.................................     1,248      1,068       3,246       3,155       4,471
                                                  -------    -------     -------     -------     -------
          Total interest and related portfolio
            income.............................    36,897     21,399      97,405      84,937      68,817
                                                  -------    -------     -------     -------     -------
Expenses:
      Interest on indebtedness.................     4,598      5,788      26,952      20,298      12,355
      Salaries and employee benefits...........     2,850      2,057      10,258       8,774       8,031
      General and administrative...............     2,757      1,586       8,970       8,289       6,888
      Merger...................................        --         --       5,159          --          --
                                                  -------    -------     -------     -------     -------
          Total operating expenses.............    10,205      9,431      51,339      37,361      27,274
      Formula and cut-off awards...............     1,772         --          --          --          --
                                                  -------    -------     -------     -------     -------
Portfolio income before realized and unrealized
  gains........................................    24,920     11,968      46,066      47,576      41,543
                                                  -------    -------     -------     -------     -------
Net realized and unrealized gains:
      Net realized gains.......................     6,421      3,677      10,704      19,155      12,000
      Net unrealized gains (losses)............       724     (2,159)      7,209      (7,412)      9,266
                                                  -------    -------     -------     -------     -------
          Total net realized and unrealized
            gains..............................     7,145      1,518      17,913      11,743      21,266
                                                  -------    -------     -------     -------     -------
Income before minority interests and income
  taxes........................................    32,065     13,486      63,979      59,319      62,809

Minority interests.............................        --        306       1,231       2,427         546
Income tax expense.............................        --        534       1,444       1,945       1,784
                                                  -------    -------     -------     -------     -------
Net increase in net assets resulting from
  operations...................................   $32,065    $12,646     $61,304     $54,947     $60,479
                                                  =======    =======     =======     =======     =======
Basic earnings per common share................   $  0.62    $  0.27     $  1.24     $  1.19     $  1.38
                                                  =======    =======     =======     =======     =======
Diluted earnings per common share..............   $  0.61    $  0.27     $  1.24     $  1.17     $  1.37
                                                  =======    =======     =======     =======     =======
Weighted average common shares outstanding.....    51,814     46,938      49,218      46,172      43,697
                                                  =======    =======     =======     =======     =======

  The accompanying notes are an integral part of these consolidated financial statements.

                CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

                                              FOR THE THREE MONTHS
                                                ENDED MARCH 31,      FOR THE YEARS ENDED DECEMBER 31,
                                              --------------------   ---------------------------------
                                                1998        1997       1997        1996        1995
                                              ---------   --------   ---------   ---------   ---------
  (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)        (UNAUDITED)
Operations:
     Portfolio income before realized and
       unrealized gains.....................  $ 24,920    $ 11,968   $ 46,066    $ 47,576    $ 41,543
     Net realized gains.....................     6,421       3,677     10,704      19,155      12,000
     Net unrealized gains (losses)..........       724      (2,159)     7,209      (7,412)      9,266
     Minority interests and income tax
       expense..............................        --        (840)    (2,675)     (4,372)     (2,330)
                                              --------    --------   --------    --------    --------
          Net increase in net assets
            resulting from operations.......    32,065      12,646     61,304      54,947      60,479
                                              --------    --------   --------    --------    --------
Shareholder distributions:
     Portfolio income.......................   (18,225)    (14,346)   (38,751)    (39,030)    (37,296)
     Excess of portfolio income.............        --          --       (605)     (2,533)       (451)
     Net capital gains......................        --          --    (15,172)    (11,546)     (9,799)
     Excess of net capital gains............        --          --         --          --        (374)
     Return of capital......................        --          --    (22,302)     (4,289)         --
     Undistributed earnings.................        --          --     (8,848)         --          --
     Preferred stock dividend...............       (55)        (55)      (220)       (220)       (220)
                                              --------    --------   --------    --------    --------
          Net decrease in net assets
            resulting from shareholder
            distributions...................   (18,280)    (14,401)   (85,898)    (57,618)    (48,140)
                                              --------    --------   --------    --------    --------
Capital share transactions:
     Sale of common stock...................        --          --         --      22,365       1,156
     Net decrease (increase) in notes
       receivable from sale of common
       stock................................     3,055       2,717    (14,120)     (8,176)     (3,526)
     Issuance of common stock upon the
       exercise of stock options............        --         800     28,426      12,176       5,310
     Issuance of common stock in lieu of
       cash distributions...................     1,678       3,296     26,612      11,986       7,506
     Purchase of common stock by deferred
       compensation trust...................   (15,330)         --         --          --          --
     Other..................................        --        (102)     1,602        (738)        364
                                              --------    --------   --------    --------    --------
          Net (decrease) increase in net
            assets resulting from capital
            share transactions..............   (10,597)      6,711     42,520      37,613      10,810
                                              --------    --------   --------    --------    --------
Total increase in net assets................     3,188       4,956     17,926      34,942      23,149
                                              --------    --------   --------    --------    --------
Net assets at beginning of period...........   420,060     402,134    402,134     367,192     344,043
                                              --------    --------   --------    --------    --------
Net assets at end of period.................  $423,248    $407,090   $420,060    $402,134    $367,192
                                              ========    ========   ========    ========    ========
Net asset value per common share............  $   8.23    $   8.39   $   8.07    $   8.34    $   8.26
                                              ========    ========   ========    ========    ========
Common shares outstanding at end of
  period....................................    51,451      48,541     52,047      48,238      44,479
                                              ========    ========   ========    ========    ========

  The accompanying notes are an integral part of these consolidated financial statements.

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                           FOR THE THREE MONTHS
                                              ENDED MARCH 31,      FOR THE YEARS ENDED DECEMBER 31,
                                           ---------------------   ---------------------------------
                                              1998        1997       1997        1996        1995
             (IN THOUSANDS)                ----------   --------   ---------   ---------   ---------
                                                (UNAUDITED)
Cash flows from operating activities:
  Net increase in net assets resulting
     from operations.....................  $  32,065    $12,646    $  61,304   $  54,947   $  60,479
  Adjustments
     Net unrealized (gains) losses.......       (724)     2,159       (7,209)      7,412      (9,266)
     Net gain on securitization of
       commercial mortgage loans.........    (14,812)        --           --          --          --
     Depreciation and amortization.......        173        106          450         393         319
     Amortization of loan discounts and
       fees..............................     (1,349)    (2,086)     (10,804)     (9,027)     (6,841)
     Deferred income taxes...............         --        (10)       1,087        (381)       (174)
     Minority interests..................         --        306        1,231       2,427         546
     Changes in other assets and
       liabilities.......................     (4,228)     4,400       12,881     (10,606)      2,245
                                           ---------    -------    ---------   ---------   ---------
       Net cash provided by operating
          activities.....................     11,125     17,521       58,940      45,165      47,308
                                           ---------    -------    ---------   ---------   ---------
Cash flows from investing activities:
  Investments in small business
     concerns............................   (107,506)   (72,099)    (364,942)   (283,295)   (216,175)
  Collections of investment principal....     30,773     25,104      233,005     179,292     111,731
  Proceeds from the sale of loans........      9,706      6,425       53,912      27,715      29,726
  Proceeds from securitization of
     commercial mortgage loans...........    223,401         --           --          --          --
  Net (purchase) redemption of U.S.
     government securities...............    (13,987)        --      (10,301)         --      35,061
  Collections of notes receivable from
     sale of common stock................      3,055      2,919        6,534       2,199       1,038
  Other investing activities.............     (3,804)      (327)        (182)      2,635       2,357
                                           ---------    -------    ---------   ---------   ---------
       Net cash provided by (used in)
          investing activities...........    141,638    (37,978)     (81,974)    (71,454)    (36,262)
                                           ---------    -------    ---------   ---------   ---------
Cash flows from financing activities:
  Sale of common stock...................         --        500        8,615      24,166       1,074
  Purchase of common stock by deferred
     compensation trust..................    (15,330)        --           --          --          --
  Common dividends and distributions
     paid................................    (16,547)   (19,028)     (58,194)    (47,089)    (36,265)
  Special undistributed earnings
     distribution paid...................     (8,848)        --           --          --          --
  Preferred stock dividends..............       (275)      (220)        (220)       (220)       (220)
  Net borrowings under (payments on)
     debentures and notes payable........   (209,578)    37,183       78,923     (35,202)     85,636
  Net borrowings under (payments on)
     revolving lines of credit...........     64,158      8,614       (6,257)    110,460     (11,812)
  Net payments on government securities
     available for sale..................         --         --           --          --     (23,210)
  Other financing activities.............     (5,767)      (361)      (1,237)     (3,029)        364
                                           ---------    -------    ---------   ---------   ---------
       Net cash provided by (used in)
          financing activities...........   (192,187)    26,688       21,630      49,086      15,567
                                           ---------    -------    ---------   ---------   ---------
Net increase (decrease) in cash and cash
  equivalents............................  $ (39,424)   $ 6,231    $  (1,404)  $  22,797   $  26,613
Cash and cash equivalents at beginning of
  period.................................  $  70,437    $71,841    $  71,841   $  49,044   $  22,431
                                           ---------    -------    ---------   ---------   ---------
Cash and cash equivalents at end of
  period.................................  $  31,013    $78,072    $  70,437   $  71,841   $  49,044
                                           =========    =======    =========   =========   =========

  The accompanying notes are an integral part of these consolidated financial statements.

                     CONSOLIDATED STATEMENT OF INVESTMENTS

      PORTFOLIO COMPANY                                                               MARCH 31, 1998
(IN THOUSANDS, EXCEPT NUMBER                                                        -------------------
         OF SHARES)                               INVESTMENT(2)                       COST      VALUE
-----------------------------  ---------------------------------------------------  --------   --------
                                                                                        (UNAUDITED)
MEZZANINE LOANS AND DEBT SECURITIES AND EQUITY INTERESTS IN PORTFOLIO COMPANIES

Acme Paging, L.P.              Debt Securities                                      $  6,060   $  6,060
                               Partnership Interests                                   1,456      2,600
-------------------------------------------------------------------------------------------------------
AGPAL Broadcasting, Inc.       Debt Securities                                           928        928
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
American Barbecue & Grill,     Loans                                                   1,485      1,485
  Inc.
                               Debt Securities                                         2,274      2,274
                               Warrants                                                  125        125
-------------------------------------------------------------------------------------------------------
Arnold Moving Co., Inc.        Loans                                                     691        691
-------------------------------------------------------------------------------------------------------
ARS, Inc.                      Debt Securities                                         9,730      9,730
                               Warrants                                                  171        171
-------------------------------------------------------------------------------------------------------
ASW Holding Corporation        Warrants                                                   25         25
-------------------------------------------------------------------------------------------------------
Au Bon Pain Co., Inc.(1)       Debt Securities                                         7,371      7,371
                               Warrants                                                  227        340
-------------------------------------------------------------------------------------------------------
Brazos Sportswear, Inc.(1)     Common Stock (342,938 shares)                             330      1,458
-------------------------------------------------------------------------------------------------------
Calendar Broadcasting, Inc.    Debt Securities                                         3,792      3,792
                               Warrants                                                  150        150
-------------------------------------------------------------------------------------------------------
Candlewood Hotel Company(1)    Preferred Stock (3,250 shares)                          3,250      3,250
-------------------------------------------------------------------------------------------------------
Celebrities, Inc.              Debt Securities                                           359        359
                               Warrants                                                   12         12
-------------------------------------------------------------------------------------------------------
CeraTech Holdings Corporation  Debt Securities                                         1,987        257
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Cherry Tree Toys, Inc.         Debt Securities                                         1,717      1,717
                               Common Stock (220 shares)                                   1         --
-------------------------------------------------------------------------------------------------------
Chungsan Corporation           Loan                                                       76         76
-------------------------------------------------------------------------------------------------------
Convenience Corporation of     Loans                                                   1,226      1,226
  America                      Debt Securities                                         8,377      2,651
                               Series A Preferred Stock (27,408 shares)                  337         --
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Cooper Natural Resources,      Debt Securities                                         3,443      3,443
  Inc.
                               Warrants                                                   --      1,138
-------------------------------------------------------------------------------------------------------
Cosmetic Group, USA, LLC       Debt Securities                                         2,941      2,941
                               Options                                                    --         --
-------------------------------------------------------------------------------------------------------
Csabai Canning Factory Rt.     Hungarian Quotas                                          700        700
-------------------------------------------------------------------------------------------------------
DEH Printed Circuits, Inc.     Warrants                                                  250      1,440
-------------------------------------------------------------------------------------------------------
DeVlieg-Bullard, Inc.(1)       Warrants                                                  350        536
-------------------------------------------------------------------------------------------------------
(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

      PORTFOLIO COMPANY                                                               MARCH 31, 1998
 (IN THOUSANDS EXCEPT NUMBER                                                        -------------------
         OF SHARES)                               INVESTMENT(2)                       COST      VALUE
-----------------------------  ---------------------------------------------------  --------   --------
                                                                                        (UNAUDITED)
Directory Investment           Common Stock (470 shares)                            $     --   $     83
  Corporation
-------------------------------------------------------------------------------------------------------
Directory Lending Corporation  Series A Common Stock (1,031 shares)                       --        862
                               Series B Common Stock (188 shares)                        235        157
                               Series C Common Stock (292 shares)                        656        245
                               Series A Preferred Stock (214 shares)                     307        192
                               Series B Preferred Stock (175 shares)                     931        158
                               Series C Preferred Stock (58 shares)                       58         52
-------------------------------------------------------------------------------------------------------
DMI Furniture, Inc.(1)         Convertible Preferred Stock (199,920 shares)              500      1,068
-------------------------------------------------------------------------------------------------------
ECM Enterprises                Loan                                                       36          4
-------------------------------------------------------------------------------------------------------
EDM Consulting, LLC            Loans                                                      30         30
                               Debt Securities                                         1,875        428
                               Equity Interest                                            --         --
-------------------------------------------------------------------------------------------------------
El Dorado Communications,      Warrants                                                   --        585
  Inc.
-------------------------------------------------------------------------------------------------------
Eparfin S.A.                   Loan                                                       40         40
-------------------------------------------------------------------------------------------------------
Esquire Communications         Warrants                                                    6      1,492
  Ltd.(1)
-------------------------------------------------------------------------------------------------------
Everything Yogurt              Loan                                                       57         57
-------------------------------------------------------------------------------------------------------
Ex Terra Funding, LLC          Loan                                                    1,966      1,966
-------------------------------------------------------------------------------------------------------
Fairchild Industrial Products  Debt Securities                                         5,666      5,666
  Company                      Warrants                                                  280        280
-------------------------------------------------------------------------------------------------------
FHM Distributions, Inc.        Loan                                                      200        200
-------------------------------------------------------------------------------------------------------
Gibson Guitar Corp.            Debt Securities                                        14,602     14,602
                               Warrants                                                  525        525
-------------------------------------------------------------------------------------------------------
Ginsey Industries, Inc.        Loans                                                   5,000      5,000
                               Convertible Debentures                                    500        500
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Golden Eagle/Satellite         Loans                                                   1,390      1,390
  Archery,
     LLC                       Convertible Debentures                                  2,248      2,242
-------------------------------------------------------------------------------------------------------
Grant Broadcasting System II   Warrants                                                  139      3,600
-------------------------------------------------------------------------------------------------------
Grant Television, Inc.         Debt Securities                                         8,659      8,659
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Han Hie                        Loan                                                      516        516
-------------------------------------------------------------------------------------------------------
H.B.N. Communications, Inc.    Loan                                                      255        255
-------------------------------------------------------------------------------------------------------
Herr-Voss Industries, Inc.     Debt Securities                                         9,490      9,490
                               Common Stock (132,507 shares)                           1,050      1,050
-------------------------------------------------------------------------------------------------------
Hotelevision, LLC              Loan                                                      250        250
-------------------------------------------------------------------------------------------------------
In the Dough, Inc.             Loan                                                        2         --
-------------------------------------------------------------------------------------------------------
IndeNet Corporation            Debt Securities                                         8,913      8,913
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

      PORTFOLIO COMPANY                                                               MARCH 31, 1998
 (IN THOUSANDS EXCEPT NUMBER                                                        -------------------
         OF SHARES)                               INVESTMENT(2)                       COST      VALUE
-----------------------------  ---------------------------------------------------  --------   --------
                                                                                        (UNAUDITED)
Jeff & Chris Mufflers, Inc.    Loan                                                 $    120   $    120
-------------------------------------------------------------------------------------------------------
JRI Industries, Inc.           Debt Securities                                         2,351      2,351
                               Warrants                                                   74         74
-------------------------------------------------------------------------------------------------------
Julius Koch USA, Inc.          Debt Securities                                         4,645      4,645
                               Warrants                                                  323      2,099
-------------------------------------------------------------------------------------------------------
Kirker Enterprises, Inc.       Loans                                                     793        793
                               Debt Securities                                         2,807      2,807
                               Warrants                                                  348      2,350
                               Equity Interest                                            64         64
-------------------------------------------------------------------------------------------------------
Kirkland's, Inc.               Debt Securities                                         6,261      6,261
                               Warrants                                                   96         96
-------------------------------------------------------------------------------------------------------
Kjellberg's Incorporated       Loan                                                    3,146      3,146
-------------------------------------------------------------------------------------------------------
Kurlancheek                    Loan                                                      283        283
-------------------------------------------------------------------------------------------------------
Liberty-Pittsburgh Systems,    Debt Securities                                         3,378      3,378
  Inc.
                               Common Stock (60,000 shares)                              100        100
-------------------------------------------------------------------------------------------------------
Lingcomm, Inc.                 Loan                                                      235        235
-------------------------------------------------------------------------------------------------------
Love Funding Corporation       Series D Preferred Stock (26,000 shares)                  360        214
                               Warrants                                                  200         --
-------------------------------------------------------------------------------------------------------
Magic Auto                     Loan                                                       13         13
-------------------------------------------------------------------------------------------------------
Meigher Communications         Loan                                                    4,903      4,903
-------------------------------------------------------------------------------------------------------
MidSouth Data Systems, Inc.    Debt Securities                                         7,554      7,554
                               Warrants                                                  348        348
-------------------------------------------------------------------------------------------------------
Midview Associates, L.P.       Debt Securities                                           309        309
                               Options                                                    --         --
-------------------------------------------------------------------------------------------------------
Mihadas                        Loan                                                      289        289
-------------------------------------------------------------------------------------------------------
Mill-It Striping, Inc.         Common Stock (18 shares)                                  250         --
-------------------------------------------------------------------------------------------------------
MLX/SinterMet Corp.(1)         Common Stock (5,835 shares)                               241        111
-------------------------------------------------------------------------------------------------------
Monitoring Solutions, Inc.     Loans                                                      33         33
                               Debt Securities                                         1,822        219
                               Common Stock (33,333 shares)                               --         --
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Radio City Mobil Home Park     Loan                                                    1,361      1,361
-------------------------------------------------------------------------------------------------------
Nobel Education Dynamics,      Series D Convertible Preferred Stock
  Inc.(1)                      (265,957 shares)                                        2,000      2,016
                               Warrants                                                   --         18
-------------------------------------------------------------------------------------------------------
Norman's Yogurt, Inc.          Loan                                                       23         23
-------------------------------------------------------------------------------------------------------
Northeast Broadcasting Group,  Debt Securities                                           432        432
  L.P.
-------------------------------------------------------------------------------------------------------
New York Donut Corporation     Loan                                                       95         95
-------------------------------------------------------------------------------------------------------
(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

      PORTFOLIO COMPANY                                                               MARCH 31, 1998
 (IN THOUSANDS EXCEPT NUMBER                                                        -------------------
         OF SHARES)                               INVESTMENT(2)                       COST      VALUE
-----------------------------  ---------------------------------------------------  --------   --------
                                                                                        (UNAUDITED)
Nursefinders, Inc.             Debt Securities                                      $  7,482   $  7,482
                               Warrants                                                  619        619
-------------------------------------------------------------------------------------------------------
Old Mill Holdings, Inc.        Debt Securities                                         1,115        888
                               Warrants                                                   77         --
-------------------------------------------------------------------------------------------------------
PAL Liberty, Inc.              Loan                                                      320        320
-------------------------------------------------------------------------------------------------------
Peerless Group, Inc.(1)        Common Stock (379,475 shares)                              17      1,142
                               Warrants                                                    4        542
-------------------------------------------------------------------------------------------------------
David Peters                   Loan                                                      169         55
-------------------------------------------------------------------------------------------------------
PIATL Holdings, Inc.           Loans                                                     107        107
                               Preferred Stock (276 shares)                              160        175
                               Common Stock (36 shares)                                   --         --
-------------------------------------------------------------------------------------------------------
Pico Products, Inc.(1)         Debt Securities                                         5,669      5,669
                               Common Stock (248,000 shares)                              71        210
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Quality Software Products      Common Stock (94,479 shares)                              901        874
  Holdings, PLC(1)
-------------------------------------------------------------------------------------------------------
Radio One of Atlanta, Inc.     Loans                                                     281        281
                               Debt Securities                                         9,959      9,959
                               Common Stock (1,430 shares)                                --        490
-------------------------------------------------------------------------------------------------------
Randhawa Brothers              Loans                                                     217        217
  Enterprises, Inc.
-------------------------------------------------------------------------------------------------------
R-Tex Decoratives Company,     Debt Securities                                         1,521        479
  Inc.                         Warrants                                                   58         --
-------------------------------------------------------------------------------------------------------
R.L. Singletary                Loan                                                      108        108
-------------------------------------------------------------------------------------------------------
SerpCo., Inc.                  Loan                                                      182        182
-------------------------------------------------------------------------------------------------------
Spa Lending Corporation        Preferred Stock (28,625 shares)                           398        322
                               Common Stock (6,208 shares)                                22         --
-------------------------------------------------------------------------------------------------------
SunStates Refrigerated         Loans                                                   1,557         68
  Services,
  Inc.                         Debt Securities                                         4,262      1,486
-------------------------------------------------------------------------------------------------------
Total Foam, Inc.               Debt Securities                                         1,573        129
                               Common Stock (910 shares)                                  57         --
-------------------------------------------------------------------------------------------------------
University Village Mobile      Loan                                                      146        146
  Homes
-------------------------------------------------------------------------------------------------------
Vickar Industries, Inc.        Loan                                                    5,907      5,907
-------------------------------------------------------------------------------------------------------
Vidon, Inc.                    Loans                                                     262        262
-------------------------------------------------------------------------------------------------------
Waterview Limited Partnership  Option                                                     --      3,050
-------------------------------------------------------------------------------------------------------
Weathertech Distributing       Loans                                                     205        205
  Company, Inc.
-------------------------------------------------------------------------------------------------------
West Virginia Radio            Debt Securities                                           932        932
  Corporation
  of Clarksburg, Inc.          Warrants                                                  400         --
-------------------------------------------------------------------------------------------------------
(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

      PORTFOLIO COMPANY                                                               MARCH 31, 1998
 (IN THOUSANDS EXCEPT NUMBER                                                        -------------------
         OF SHARES)                               INVESTMENT(2)                       COST      VALUE
-----------------------------  ---------------------------------------------------  --------   --------
                                                                                        (UNAUDITED)
William R. Dye                 Loan                                                 $    268   $    268
-------------------------------------------------------------------------------------------------------
Williams Brothers Lumber       Loans                                                     720        720
  Company                      Debt Securities                                           204        204
                               Warrants                                                   24         24
-------------------------------------------------------------------------------------------------------
WYCB Acquisition Corporation   Loan                                                    3,750      3,750
-------------------------------------------------------------------------------------------------------
Z-Spanish Radio Network, Inc.  Loans                                                   1,030      1,030
                               Warrants                                                    6      2,462
-------------------------------------------------------------------------------------------------------
     Total mezzanine loans and debt securities and equity
       interests in portfolio companies (92 investments)                            $222,240   $225,007
-------------------------------------------------------------------------------------------------------

                                                                                 MARCH 31, 1998
                                                  INTEREST        NUMBER OF    -------------------
(IN THOUSANDS, EXCEPT NUMBER OF INVESTMENTS)    RATE RANGES      INVESTMENTS     COST      VALUE
--------------------------------------------  ----------------   -----------   --------   --------
COMMERCIAL MORTGAGE LOANS
                                              Up to   6.99%            4       $  2,049   $  1,861
                                              7.00%- 8.99%            21         46,777     46,777
                                              9.00%-10.99%            99         84,764     84,854
                                              11.00%-12.99%           60         53,093     53,302
                                              13.00%-14.99%            6         11,068     11,068
                                              15.00% and above         1          3,487      3,487
--------------------------------------------------------------------------------------------------
     Total commercial mortgage loans                                 191       $201,238   $201,349
--------------------------------------------------------------------------------------------------
SMALL BUSINESS ADMINISTRATION 7(A) LOANS
                                              Up to   6.99%           10       $    111   $    111
                                              7.00%- 8.99%            14            188        109
                                              9.00%-10.99%            32          6,641      6,793
                                              11.00%-12.99%          381         39,217     38,773
                                              13.00%-14.99%            4             92         81
                                              15.00% and above        --             --         --
--------------------------------------------------------------------------------------------------
     Total Small Business Administration
       7(a) loans                                                    441       $ 46,249   $ 45,867
--------------------------------------------------------------------------------------------------
Interest in securitization pool of
  commercial mortgage loans                                            1       $ 87,937   $ 87,937
--------------------------------------------------------------------------------------------------
Other portfolio assets                                                 8       $  4,342   $  4,295
--------------------------------------------------------------------------------------------------
Total portfolio at value                                             733       $562,006   $564,455
--------------------------------------------------------------------------------------------------

(1) Public company.

(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

                     CONSOLIDATED STATEMENT OF INVESTMENTS

      PORTFOLIO COMPANY                                                              DECEMBER 31, 1997
(IN THOUSANDS, EXCEPT NUMBER                                                        -------------------
         OF SHARES)                               INVESTMENT(2)                       COST      VALUE
-----------------------------  ---------------------------------------------------  --------   --------
MEZZANINE LOANS AND DEBT SECURITIES AND EQUITY INTERESTS IN PORTFOLIO COMPANIES
Acme Paging, L.P.              Debt Securities                                      $  5,993   $  5,993
                               Partnership Interests                                   1,456      2,600
-------------------------------------------------------------------------------------------------------
AGPAL Broadcasting, Inc.       Debt Securities                                           928        928
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
American Barbecue & Grill,     Loans                                                   1,499      1,499
  Inc.
                               Debt Securities                                         2,250      2,250
                               Warrants                                                  125        125
-------------------------------------------------------------------------------------------------------
Arnold Moving Co., Inc.        Loans                                                     713        713
-------------------------------------------------------------------------------------------------------
ARS, Inc.                      Debt Securities                                         9,723      9,723
                               Warrants                                                  171        171
-------------------------------------------------------------------------------------------------------
ASW Holding Corporation        Warrants                                                   25         25
-------------------------------------------------------------------------------------------------------
Au Bon Pain Co., Inc.(1)       Debt Securities                                         7,355      7,355
                               Warrants                                                  227        234
-------------------------------------------------------------------------------------------------------
Brazos Sportswear, Inc.(1)     Common Stock (342,938 shares)                             330      1,547
-------------------------------------------------------------------------------------------------------
Broadcast Holdings, Inc.       Debt Securities                                         2,696      2,696
                               Warrants                                                   --      1,054
-------------------------------------------------------------------------------------------------------
Calendar Broadcasting, Inc.    Debt Securities                                         3,780      3,780
                               Warrants                                                  144        144
-------------------------------------------------------------------------------------------------------
Candlewood Hotel Company(1)    Preferred Stock (3,250 shares)                          3,250      3,250
-------------------------------------------------------------------------------------------------------
Celebrities, Inc.              Debt Securities                                           365        365
                               Warrants                                                   12         12
-------------------------------------------------------------------------------------------------------
CeraTech Holdings Corporation  Debt Securities                                         1,983        253
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Cherry Tree Toys, Inc.         Debt Securities                                         1,776      1,776
                               Common Stock (220 shares)                                   1         --
-------------------------------------------------------------------------------------------------------
Chungsan Corporation           Loan                                                       78         78
-------------------------------------------------------------------------------------------------------
Convenience Corporation of     Loans                                                   1,226      1,226
  America                      Debt Securities                                         8,370      6,245
                               Series A Preferred Stock (22,797 shares)                  265         --
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Cooper Natural Resources,      Debt Securities                                         3,440      3,440
  Inc.
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Csabai Canning Factory Rt.     Debt Securities                                         3,140      3,140
                               Hungarian Quotas (9.2%)                                   700        700
-------------------------------------------------------------------------------------------------------
DEH Printed Circuits, Inc.     Warrants                                                  250      1,440
-------------------------------------------------------------------------------------------------------
DeVlieg-Bullard, Inc.(1)       Warrants                                                  350        760
-------------------------------------------------------------------------------------------------------
Directory Investment           Common Stock (470 shares)                                  --         83
  Corporation
-------------------------------------------------------------------------------------------------------
(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

      PORTFOLIO COMPANY                                                              DECEMBER 31, 1997
(IN THOUSANDS, EXCEPT NUMBER                                                        -------------------
         OF SHARES)                               INVESTMENT(2)                       COST      VALUE
-----------------------------  ---------------------------------------------------  --------   --------
Directory Lending Corporation  Series A Common Stock (1,031 shares)                 $     --   $    862
                               Series B Common Stock (188 shares)                        235        157
                               Series C Common Stock (292 shares)                        656        245
                               Series A Preferred Stock (214 shares)                     307        192
                               Series B Preferred Stock (175 shares)                     931        158
                               Series C Preferred Stock (58 shares)                       58         52
-------------------------------------------------------------------------------------------------------
DMI Furniture, Inc.(1)         Convertible Preferred Stock (199,920 shares)              500        982
-------------------------------------------------------------------------------------------------------
ECM Enterprises                Loan                                                       36          4
-------------------------------------------------------------------------------------------------------
EDM Consulting, LLC            Loans                                                      30         30
                               Debt Securities                                         1,875        428
                               Equity Interest                                            --         --
-------------------------------------------------------------------------------------------------------
El Dorado Communications,      Warrants                                                   --        585
  Inc.
-------------------------------------------------------------------------------------------------------
Esquire Communications         Warrants                                                    6      1,000
  Ltd.(1)
-------------------------------------------------------------------------------------------------------
Everything Yogurt              Loan                                                       65         65
-------------------------------------------------------------------------------------------------------
Ex Terra Funding, LLC          Loan                                                    1,960      1,960
-------------------------------------------------------------------------------------------------------
Fairchild Industrial Products  Debt Securities                                         5,653      5,653
  Company                      Warrants                                                  280        280
-------------------------------------------------------------------------------------------------------
FHM Distributions, Inc.        Loan                                                      200        200
-------------------------------------------------------------------------------------------------------
Gibson Guitar Corp.            Debt Securities                                        14,475     14,475
                               Warrants                                                  525        525
-------------------------------------------------------------------------------------------------------
Golden Eagle/Satellite         Loans                                                     550        550
  Archery,
     LLC                       Convertible Debentures                                  2,248      2,248
-------------------------------------------------------------------------------------------------------
Grant Broadcasting System II   Warrants                                                  139      3,600
-------------------------------------------------------------------------------------------------------
Grant Television, Inc.         Debt Securities                                         7,866      7,866
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Han Hie                        Loan                                                      518        518
-------------------------------------------------------------------------------------------------------
H.B.N. Communications, Inc.    Loan                                                      262        262
-------------------------------------------------------------------------------------------------------
Herr-Voss Industries, Inc.     Debt Securities                                         9,500      9,500
                               Common Stock (132,507 shares)                           1,050      1,050
-------------------------------------------------------------------------------------------------------
HFC Acquisition Sub I, Inc.    Loans                                                     232        232
-------------------------------------------------------------------------------------------------------
In the Dough, Inc.             Loan                                                        2         --
-------------------------------------------------------------------------------------------------------
Jeff & Chris Mufflers, Inc.    Loan                                                      128        128
-------------------------------------------------------------------------------------------------------
JRI Industries, Inc.           Debt Securities                                         2,343      2,343
                               Warrants                                                   74         74
-------------------------------------------------------------------------------------------------------
Julius Koch USA, Inc.          Debt Securities                                         4,630      4,630
                               Warrants                                                  323      2,099
-------------------------------------------------------------------------------------------------------
Kirker Enterprises, Inc.       Loans                                                     800        800
                               Debt Securities                                         2,784      2,784
                               Warrants                                                  348      2,350
                               Equity Interest                                            40         40
-------------------------------------------------------------------------------------------------------
(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

      PORTFOLIO COMPANY                                                              DECEMBER 31, 1997
(IN THOUSANDS, EXCEPT NUMBER                                                        -------------------
         OF SHARES)                               INVESTMENT(2)                       COST      VALUE
-----------------------------  ---------------------------------------------------  --------   --------
Kirkland's, Inc.               Debt Securities                                      $  6,250   $  6,250
                               Warrants                                                   96         96
-------------------------------------------------------------------------------------------------------
Kjellberg's Incorporated       Loan                                                    3,146      3,146
-------------------------------------------------------------------------------------------------------
Kurlancheek                    Loan                                                      311        311
-------------------------------------------------------------------------------------------------------
Labor Ready, Inc.(1)           Common Stock (247,863 shares)                           1,477      4,308
-------------------------------------------------------------------------------------------------------
Liberty-Pittsburgh Systems,    Debt Securities                                         3,370      3,370
  Inc.
                               Common Stock (60,000 shares)                              100        100
-------------------------------------------------------------------------------------------------------
Lingcomm, Inc.                 Loan                                                      235        235
-------------------------------------------------------------------------------------------------------
Love Funding Corporation       Series D Preferred Stock (26,000 shares)                  360        214
                               Warrants                                                  200         --
-------------------------------------------------------------------------------------------------------
Magic Auto                     Loan                                                       17         17
-------------------------------------------------------------------------------------------------------
MidSouth Data Systems, Inc.    Debt Securities                                         7,550      7,550
                               Warrants                                                  348        348
-------------------------------------------------------------------------------------------------------
Midview Associates, L.P.       Debt Securities                                           326        326
                               Options                                                    --         --
-------------------------------------------------------------------------------------------------------
Mihadas                        Loan                                                      290        290
-------------------------------------------------------------------------------------------------------
Mill-It Striping, Inc.         Common Stock (18 shares)                                  250         --
-------------------------------------------------------------------------------------------------------
MLX/SinterMet Corp.(1)         Common Stock (5,835 shares)                               241        109
-------------------------------------------------------------------------------------------------------
Monitoring Solutions, Inc.     Loans                                                      33         33
                               Debt Securities                                         1,822        219
                               Common Stock (33,333 shares)                               --         --
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Radio City Mobil Home Park     Loan                                                    1,361      1,361
-------------------------------------------------------------------------------------------------------
Nobel Education Dynamics,      Series D Convertible Preferred Stock (265,957           2,000      2,000
  Inc.(1)                      shares)
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Norman's Yogurt, Inc.          Loan                                                       30         30
-------------------------------------------------------------------------------------------------------
Northeast Broadcasting Group,  Debt Securities                                           483        483
  L.P.
-------------------------------------------------------------------------------------------------------
New York Donut Corporation     Loan                                                      106        106
-------------------------------------------------------------------------------------------------------
Old Mill Holdings, Inc.        Debt Securities                                         1,115        888
                               Warrants                                                   77         --
-------------------------------------------------------------------------------------------------------
OMA, Inc.                      Loans                                                   1,931      1,931
-------------------------------------------------------------------------------------------------------
PAL Liberty, Inc.              Loan                                                      323        323
-------------------------------------------------------------------------------------------------------
Peerless Group, Inc.(1)        Common Stock (379,475 shares)                              17      1,405
                               Warrants                                                    4        667
-------------------------------------------------------------------------------------------------------
David Peters                   Loan                                                      169         55
-------------------------------------------------------------------------------------------------------
PIATL Holdings, Inc.           Loans                                                     107        107
                               Preferred Stock (276 shares)                              160        175
                               Common Stock (36 shares)                                   --         --
-------------------------------------------------------------------------------------------------------
(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

      PORTFOLIO COMPANY                                                              DECEMBER 31, 1997
(IN THOUSANDS, EXCEPT NUMBER                                                        -------------------
         OF SHARES)                               INVESTMENT(2)                       COST      VALUE
-----------------------------  ---------------------------------------------------  --------   --------
Pico Products, Inc.(1)         Debt Securities                                      $  5,669   $  5,669
                               Common Stock (248,000 shares)                              71        336
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Quality Software Products      Common Stock (94,479 shares)                              901        344
  Holdings, PLC(1)
-------------------------------------------------------------------------------------------------------
Radio One of Atlanta, Inc.     Loans                                                     341        341
                               Debt Securities                                         9,951      9,951
                               Common Stock (1,430 shares)                                --         --
-------------------------------------------------------------------------------------------------------
Randhawa Brothers              Loans                                                     217        217
  Enterprises, Inc.
-------------------------------------------------------------------------------------------------------
R-Tex Decoratives Company,     Debt Securities                                         1,513      1,170
  Inc.                         Warrants                                                   58         --
-------------------------------------------------------------------------------------------------------
R.L. Singletary                Loan                                                      112        112
-------------------------------------------------------------------------------------------------------
Saturn Chemicals, Inc.         Loan                                                       --         --
-------------------------------------------------------------------------------------------------------
SerpCo., Inc.                  Loan                                                      182        182
-------------------------------------------------------------------------------------------------------
Spa Lending Corporation        Preferred Stock (28,625 shares)                           398        322
                               Common Stock (6,208 shares)                                22         --
-------------------------------------------------------------------------------------------------------
SunStates Refrigerated         Loans                                                   1,557         68
  Services,
  Inc.                         Debt Securities                                         4,262      1,486
-------------------------------------------------------------------------------------------------------
Total Foam, Inc.               Debt Securities                                         1,582        129
                               Common Stock (910 shares)                                  57         --
-------------------------------------------------------------------------------------------------------
University Village Mobile      Loan                                                      157        157
  Homes
-------------------------------------------------------------------------------------------------------
Vidon, Inc.                    Loans                                                     262        262
-------------------------------------------------------------------------------------------------------
Waterview Limited Partnership  Option                                                     --      3,050
-------------------------------------------------------------------------------------------------------
Weathertech Distributing       Loans                                                     291        291
  Company, Inc.
-------------------------------------------------------------------------------------------------------
West Virginia Radio            Debt Securities                                           962        962
  Corporation
  of Clarksburg, Inc.          Warrants                                                  400         --
-------------------------------------------------------------------------------------------------------
William R. Dye                 Loan                                                      270        270
-------------------------------------------------------------------------------------------------------
Williams Brothers Lumber       Loans                                                     720        720
  Company                      Debt Securities                                           308        308
                               Warrants                                                   24         24
-------------------------------------------------------------------------------------------------------
Z-Spanish Radio Network, Inc.  Loans                                                  11,636     11,636
                               Debt Securities                                           750        750
                               Warrants                                                    6          6
-------------------------------------------------------------------------------------------------------
     Total mezzanine loans and debt securities and equity
       interests in portfolio companies (89 investments)                            $201,234   $207,748
-------------------------------------------------------------------------------------------------------
(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

                                                                                DECEMBER 31, 1997
                                                  INTEREST        NUMBER OF    -------------------
                                                RATE RANGES      INVESTMENTS     COST      VALUE
(IN THOUSANDS, EXCEPT NUMBER OF INVESTMENTS)  ----------------   -----------   --------   --------
COMMERCIAL MORTGAGE LOANS
                                              Up to   6.99%            6       $  6,129   $  6,129
                                              7.00%- 8.99%            49        108,313    108,313
                                              9.00%-10.99%           156        259,203    259,221
                                              11.00%-12.99%           72         61,681     61,891
                                              13.00%-14.99%            7          8,196      8,196
                                              15.00% and above         1          3,494      3,494
--------------------------------------------------------------------------------------------------
     Total commercial mortgage loans                                 292       $447,016   $447,244
--------------------------------------------------------------------------------------------------
SMALL BUSINESS ADMINISTRATION 7(A) LOANS
                                              Up to   6.99%           10       $    111   $    111
                                              7.00%- 8.99%            16            192        107
                                              9.00%-10.99%            24          2,636      2,673
                                              11.00%-12.99%          378         38,072     37,739
                                              13.00%-14.99%            4             92         79
                                              15.00% and above        --             --         --
--------------------------------------------------------------------------------------------------
     Total Small Business Administration
       7(a) loans                                                    432       $ 41,103   $ 40,709
--------------------------------------------------------------------------------------------------
Other portfolio assets                                                 6       $  1,367   $  1,320
--------------------------------------------------------------------------------------------------
Total portfolio at value                                             819       $690,720   $697,021
--------------------------------------------------------------------------------------------------

  The accompanying notes are an integral part of these consolidated financial statements.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. MERGER

     On December 31, 1997, Allied Capital Corporation ("Allied I"), Allied Capital Corporation II ("Allied II"), Allied Capital Commercial Corporation ("Allied Commercial"), and Allied Capital Advisers, Inc. ("Advisers"), merged with and into Allied Capital Lending Corporation ("Allied Lending") (each a "Predecessor Company" and collectively the "Predecessor Companies") pursuant to an Agreement and Plan of Merger, dated as of August 14, 1997, as amended and restated as of September 19, 1997 in a stock-for-stock exchange (the "Merger"). Immediately following the Merger, Allied Lending changed its name to Allied Capital Corporation ("ACC" or the "Company").

     The Merger was effected through a conversion of each share of Predecessor Company common stock into the number of shares of Allied Lending common stock determined pursuant to the following exchange ratios: Allied I -- 1.07 shares; Allied II -- 1.40 shares; Allied Commercial -- 1.60 shares; and Advisers -- 0.31 shares. Allied Lending's common stock outstanding prior to the Merger continues to be outstanding, and was not converted or changed in the Merger. On December 31, 1997, subsequent to the exchange of shares, the Company had 52,047,318 shares outstanding.

     The Merger was treated as a tax-free reorganization under Section 368
(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code"). For federal income tax purposes, the Predecessor Companies carried forward the historical cost basis of their assets and liabilities to the surviving entity
(ACC). For financial reporting purposes, the Predecessor Companies also carried forward the historical cost basis of their respective assets and liabilities at the time the Merger was effected. The consolidated financial statements reflect the operations of ACC with all periods presented restated as if the Predecessor Companies had merged as of the beginning of the earliest period presented.

     To facilitate the Merger, Allied Lending's charter was amended primarily to effect: (a) an increase in the number of authorized shares of common stock, par value one-tenth of one mil ($0.0001) per share, from 20,000,000 to 100,000,000 shares; and (b) a change in Allied Lending's name to "Allied Capital Corporation."

     Prior to the Merger, Allied I owned approximately 16 percent of Allied Lending's total shares outstanding. These shares were distributed to the Allied I shareholders in a dividend immediately prior to the Merger at a rate of
0.107448 shares of Allied Lending for each share of Allied I held on the record date. For financial reporting purposes, Allied I's ownership of Allied Lending has been eliminated for all periods presented.

NOTE 2. ORGANIZATION

     Allied Capital Corporation, a Maryland corporation, is a closed-end management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940 ("1940 Act"). Allied Capital Corporation has three wholly owned subsidiaries that have also elected to be regulated as BDCs. Allied Investment Corporation ("Allied Investment") and Allied Capital Financial Corporation ("Allied Financial") are licensed under the Small Business Investment Act of 1958 as a Small Business Investment Company and a Specialized Small Business Investment Company, respectively. Allied Capital SBLC Corporation ("Allied SBLC") is licensed by the Small Business Administration ("SBA") as a Small Business Lending Company and is a participant in the SBA Section 7(a) Guaranteed Loan Program. In addition, the Company has also established a real estate investment trust subsidiary, Allied Capital REIT, Inc. ("Allied REIT"). Allied REIT owns several single-member limited liability companies established primarily to hold real estate properties.

     Allied Capital Corporation and its subsidiaries, collectively, are hereinafter referred to as the "Company" or "ACC."

     The investment objective of the Company is to achieve current income and capital gains. In order to achieve this objective, the Company invests primarily in private, growing businesses in a variety of industries and in diverse geographic locations (primarily in the United States).

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  BASIS OF PRESENTATION

     The consolidated financial statements for the periods presented have been restated to include the accounts of the Predecessor Companies for all periods presented. Transaction fees and expenses related to the Merger were expensed in the fourth quarter of 1997. The consolidated financial statements include the accounts of the Company or its wholly owned or majority owned subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. Certain reclassifications have been made to the 1997, 1996 and 1995 balances to conform with the 1998 financial statement presentation.

  VALUATION OF PORTFOLIO INVESTMENTS

     Portfolio investments are carried at fair value, as determined by the board of directors under the Company's valuation policy.

     The values of loans and debt securities are based on the board of directors' evaluation of the financial condition of the borrowers and/or the underlying collateral. The values assigned are considered to be amounts which could be realized in the normal course of business which, generally, anticipates the Company holding the loan to maturity and realizing the face value of the loan. For debt securities and loans, value normally corresponds to cost unless the borrower's condition or external factors lead to a determination of value at a lower amount.

     Equity interests in portfolio companies for which there is no public market are valued based on various factors including history of positive cash flow from operations, the market value of comparable publicly traded companies (discounted for illiquidity), and other pertinent factors. The board of directors also considers recent offers to purchase a portfolio company's securities when valuing equity interests.

     The Company's equity interests in public companies that carry certain restrictions on sale are typically valued at a discount from the public market value of the security at the balance sheet date. Other publicly traded stocks may also be valued at a discount due to the investment size or market liquidity concerns.

  INTEREST INCOME

     Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. Loan origination fees, original issue discount, and market discount are amortized into interest income using the effective interest method.

  NET REALIZED AND UNREALIZED GAINS

     Realized gains or losses are measured by the difference between the net proceeds from the sale and the cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the year, net of recoveries. Unrealized gains or losses reflect the change in the valuation of the portfolio investment during the reporting period.

  DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders are recorded on the record date.

  FEDERAL AND STATE INCOME TAXES

     With the exception of Advisers, the Predecessor Companies qualified as regulated investment companies ("RIC") or a real estate investment trust ("REIT"); however, Advisers was a corporation subject to federal and state income taxes. Income tax expense reported on the consolidated statement of operations relates to the operations of Advisers for all periods presented.

     The Company and its wholly owned subsidiaries intend to comply with the requirements of the Code that are applicable to RICs and REITs. The Company and its wholly owned subsidiaries intend to distribute annually all of their taxable income to shareholders; therefore, the Company has made no provision for deferred taxes.

  DERIVATIVE FINANCIAL INSTRUMENTS

     The Company uses derivative financial instruments to reduce interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for trading purposes.

  CASH AND CASH EQUIVALENTS

     Cash and cash equivalents include cash in banks and all highly liquid investments with original maturities of three months or less.

  DEFERRED FINANCING COSTS

     Financing costs are based on actual costs incurred in obtaining financing and are deferred and amortized as part of interest expense over the term of the related debt instrument.

  PER SHARE INFORMATION

     Basic earnings per share is calculated using the weighted average number of shares outstanding for the period presented. Diluted earnings per share reflects the potential dilution that could occur if securities to issue common stock were exercised into common stock. Earnings per share are computed after subtracting dividends on Preferred Shares.

  USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

NOTE 4. PORTFOLIO

     The Company lends and invests in growing businesses through three primary products: mezzanine loans and debt and equity securities, commercial mortgage loans, and 7(a) loans.

  MEZZANINE FINANCE

     Mezzanine investments are generally structured as loans that carry a relatively high fixed rate of interest, which may be combined with equity features, such as conversion privileges, warrants or options to purchase a portion of the portfolio company's equity at a nominal price. Such an investment would typically have a maturity of five to ten years, with interest-only payments in the early years and payments of both principal and interest in the later years, although loan maturities and principal amortization schedules vary. At March 31, 1998 and December 31, 1997, approximately 98 percent of the Company's mezzanine loan portfolio was composed of fixed interest rate loans. The weighted average yield on the mezzanine portfolio at March 31, 1998 and December 31, 1997 and 1996 equaled 13.2 percent, 12.6 percent and 13.2 percent, respectively. At March 31, 1998 and December 31, 1997 and 1996, mezzanine loans and debt securities with a cost basis of $25,674,000, $13,661,000 and $16,648,000, respectively, were not accruing interest.

     At March 31, 1998 and December 31, 1997, approximately 31 percent and 29 percent, 28 percent and 27 percent, 18 percent and 17 percent, 11 percent and 13 percent, and 7 percent and 8 percent of the Company's mezzanine portfolio was located in the mid-atlantic, southeast, midwest, west, and northeast regions, respectively. In addition, 5 percent and 6 percent, respectively, of the mezzanine portfolio was located in other countries. Loans to businesses in the industrial/manufacturing, broadcasting/communications, retail/wholesale, and services industries equaled approximately 47 percent and 43 percent, 17 percent and 26 percent, 13 percent and 15 percent, and 17 percent and 12 percent, respectively, or 94 percent and 96 percent as of March 31, 1998 and December 31, 1997, respectively.

     Equity investments consist primarily of securities issued by privately owned companies and may be subject to restrictions on their resale or otherwise illiquid. Equity securities generally do not produce a current return, but are held for investment appreciation and ultimate gain on sale.

  COMMERCIAL REAL ESTATE FINANCE

     The commercial real estate portfolio contains loans that were originated by the Company or were purchased from the Resolution Trust Corporation, the Federal Deposit Insurance Corporation and other third party sellers including life insurance companies and banks.

     At March 31, 1998 and December 31, 1997, approximately 61 percent and 39 percent, and 73 percent and 27 percent of the Company's commercial mortgage loan portfolio was composed of fixed and adjustable interest rate loans, respectively. At March 31, 1998 and December 31, 1997, approximately 47 percent and 38 percent, 12 percent and 18 percent, 19 percent and 18 percent, 14 percent and 14 percent, and 8 percent and 12 percent of the Company's commercial real estate portfolio was located in the mid-atlantic, midwest, west, southeast, and northeast regions, respectively. In addition, commercial mortgage loans secured by hospitality, office, retail, recreation and other properties equaled approximately 28 percent and 33 percent, 41 percent and 31 percent, 11 percent and 14 percent, 5 percent and 3 percent, and 15 percent and 19 percent, respectively, of the Company's portfolio at March 31, 1998 and December 31, 1997, respectively.

     The weighted average yield on the real estate portfolio as of March 31, 1998 and December 31, 1997 and 1996 equaled 11.9 percent, 11.4 percent and 13.4 percent, respectively. As of March 31, 1998 and December 31, 1997 and 1996, loans with a cost basis of $6,202,000, $11,987,000 and $10,978,000, respectively, were not accruing interest.

     As of March 31, 1998 and December 31, 1997 and 1996, unamortized discount related to the real estate portfolio was $16,459,000, $27,954,000 and $37,124,000, respectively. Unamortized discounts are considered in determining the fair value and are amortized into income over the life of the loan.

  SMALL BUSINESS LENDING

     The Company, through its wholly owned subsidiary, Allied SBLC, participates in the SBA's Section 7(a) Guaranteed Loan Program.

     Pursuant to Section 7(a) of the Small Business Act of 1958, the SBA will guarantee 80 percent of any qualified loan up to $100,000 regardless of maturity, and 75 percent of any such loan over $100,000 regardless of maturity, to a maximum guarantee of $750,000 for any one borrower. SBA regulations define qualified small businesses generally as businesses with no more than $5 million in annual sales and no more than 500 employees.

     The Company charges interest on these loans at a variable rate, typically
1.75 percent to 2.75 percent above the prime rate, as published in The Wall Street Journal or other financial newspaper, adjusted monthly. All loans are payable in equal monthly installments of principal and interest from the date on which the loan was made to its maturity. At March 31, 1998 and December 31, 1997, approximately 94 percent and 92 percent of the Company's portfolio of 7(a) loans were variable interest rate loans.

     As permitted by SBA regulations, the Company sells to investors, without recourse, the guaranteed portion of its loans while retaining the right to service 100 percent of such loans.

     As of March 31, 1998 and December 31, 1997 and 1996, 7(a) loans with a cost basis of $3,984,000, $4,346,000 and $3,734,000, respectively, were not accruing interest.

     At March 31, 1998 and December 31, 1997, approximately 40 percent and 36 percent, 31 percent and 29 percent, 14 percent and 18 percent, 8 percent and 10 percent, and 7 percent and 7 percent of the Company's 7(a) loan portfolio was located in the midwest, mid-atlantic, southeast, northeast, and west regions, respectively. In addition, loans to businesses in the hospitality, automotive services, broadcasting/communications, restaurant/food services, industrial/manufacturing, services, and retail/wholesale industries equaled 32 percent and 25 percent, 23 percent and 21 percent, 6 percent and 10 percent, 8 percent and 9 percent, 8 percent and 7 percent, 4 percent and 6 percent, and 3 percent and 6 percent, respectively, or 84 percent and 84 percent of the Company's portfolio as of March 31, 1998 and December 31, 1997.

INTEREST IN SECURITIZATION POOL OF COMMERCIAL MORTGAGE LOANS

     On January 30, 1998, the Company in conjunction with Business Mortgage Investors, Inc. ("BMI"), a private REIT managed by the Company, completed a $310 million asset securitization, whereby bonds totaling $239 million were sold in three classes rated "AAA", "AA" and "A" by Standard & Poor's Rating Services and Fitch IBCA, Inc. in a private placement. The Company and BMI sold a pool of 97 commercial mortgage loans totaling $310 million to a special purpose, bankruptcy remote entity which transferred the assets to a trust which issued the bonds. The Company contributed approximately 95%, or $295 million, of the total assets securitized, and received cash proceeds, net of costs of approximately $223 million. The Company retained a trust certificate for its residual interest (the "residual interest") in the loan pool sold, and will receive interest income from this residual interest as well as receive the net spread of the interest earned on the loans sold less the interest paid on the bonds over the life of the bonds (the "residual securitization spread"). The mortgage loan pool had an approximate weighted average stated interest rate of 9.6%. The three bond classes sold have an aggregate weighted average interest rate of approximately 6.38%.

     The Company accounted for the securitization in accordance with Statement of Financial Accounting Standards No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." As a result, the Company recorded a gain of approximately $14.8 million net of the costs of the securitization and the cost of settlement of interest rate swaps. The gain arises from the difference between the carrying amount of the loans and the fair market value of the assets received--cash, residual securitization spread, residual interest and a servicing asset. The value of the residual securitization spread, $17.0 million, was determined based on the future expected cash flows, assuming a constant prepayment rate for the mortgage loan pool of 10%, discounted at 16%. The value of the residual interest was determined to be $66.5 million and was based on the future expected cash flows less projected losses of approximately $3.0 million. The projected losses were based upon the attributes of the portfolio sold and the underlying collateral values. The weighted average loan to collateral value of the 97 loans sold was 68.3%. The expected future cash flow from the residual interest was discounted at 9.6%. The servicing asset was valued at $227,000 assuming a net servicing fee of 0.04% and was discounted at a rate of 10%.

     The Company will continue to earn interest income from the residual interest, and will receive the actual net spread from the portion of the loans sold represented by the bonds issued. As the net spread is received, a portion will be allocated to interest income with the remainder applied to reduce the carrying amount of the residual securitization spread. The residual interest and the residual securitization spread will be valued each quarter using updated prepayment and loss estimates.

NOTE 5. DEBT

     At March 31, 1998 and December 31, 1997 and 1996, the Company had the following available credit facilities:

                                                                      DECEMBER 31,
                                       MARCH 31,        -----------------------------------------
                                         1998                  1997                  1996
                                  -------------------   -------------------   -------------------
                                  FACILITY    AMOUNT    FACILITY    AMOUNT    FACILITY    AMOUNT
                                   AMOUNT     DRAWN      AMOUNT     DRAWN      AMOUNT     DRAWN
                                  --------   --------   --------   --------   --------   --------
                                      (UNAUDITED)
                                                          (IN THOUSANDS)
Notes payable and debentures:
     Master repurchase
       agreement................  $250,000   $  8,243   $250,000   $202,705   $150,000   $ 85,775
     Master loan and security
       agreement................   250,000      9,000    250,000     23,116         --         --
     Senior note payable........    20,000     20,000     20,000     20,000     20,000     20,000
     OPIC loan..................     8,700      8,700     20,000      8,700     20,000      8,700
     SBA debentures.............    53,300     53,300     54,300     54,300     61,300     61,300
     Bonds payable..............        --         --         --         --     54,123     54,123
                                  --------   --------   --------   --------   --------   --------
          Total notes payable
            and debentures......   582,000     99,243    594,300    308,821    305,423    229,898
                                  --------   --------   --------   --------   --------   --------
Revolving lines of credit.......   200,000    103,000     80,000     38,842    110,000     45,099
                                  --------   --------   --------   --------   --------   --------
          Total debt............  $782,000   $202,243   $674,300   $347,663   $415,423   $274,997
                                  ========   ========   ========   ========   ========   ========

  MASTER REPURCHASE AGREEMENT

     The Company and BMI can borrow up to $250,000,000, of which $100,000,000 is committed, through repurchase agreements using its commercial mortgage loans as collateral. The Company pledges commercial mortgage loans as collateral for the facility such that the amount borrowed is approximately equal to 75 percent to 80 percent of the value of the collateral pledged. The terms of the master repurchase agreement require interest only payments with all principal due at maturity. The master repurchase agreement bears interest at the one-month London Inter Bank Offered Rate ("LIBOR") plus 1.13 percent, or 6.8 percent, 6.8 percent and 6.7 percent at March 31, 1998 and December 31, 1997 and 1996, respectively. The facility requires an annual commitment fee equal to 0.25% of the committed amount. The average debt outstanding under the master repurchase agreement for the three months ended March 31, 1998 and the years ended December 31, 1997 and 1996 was $70,504,000, $166,362,000 and $51,767,000, respectively. The maximum amount borrowed under this facility was $202,705,000, $209,591,000 and $85,775,000 during the three months ended March 31, 1998 and the years ended December 31, 1997 and 1996, respectively. The weighted average interest rate for this facility during the three months ended March 31, 1998 and the years ended December 31, 1997 and 1996 was 6.8%, 6.6% and 7.3%, respectively. The master repurchase agreement matures on January 31, 1999.

  MASTER LOAN AND SECURITY AGREEMENT

     During 1997, the Company, again in conjunction with BMI, established a facility to borrow up to $250,000,000, of which $100,000,000 is committed, using its commercial mortgage loans as collateral under the agreement. At March 31, 1998 and December 31, 1997, the Company's recorded investment in these loans pledged as collateral totaled $13,165,000 and $29,193,000, which approximated their market value. The agreement generally requires interest only payments with all principal due at maturity. The agreement bears interest at the one-month LIBOR plus 1.0 percent, or 6.7 percent, at March 31, 1998 and December 31, 1997. The facility requires an annual commitment fee equal to 0.75% of the committed amount. The average debt outstanding under this facility for the three months ended March 31, 1998 and the year ended December 31, 1997 was $7,378,000 and $17,899,000, respectively. The maximum amount borrowed under this facility was $23,116,000 during the three months ended March 31, 1998 and the year ended December 31, 1997. The weighted average interest rate for this facility during the three months ended March 31, 1998 and the year ended December 31, 1997 was 6.6% and 6.7%, respectively. The agreement matures on August 21, 1998.

  SENIOR NOTE PAYABLE

     The Company has a $20,000,000 unsecured senior note payable to an insurance company. This note bears interest at a fixed rate of 9.15 percent, payable semi-annually. The note is scheduled to mature over a five-year period commencing in 1998 with annual principal payments of $4,000,000. The senior note payable is subject to a prepayment penalty if paid prior to maturity.

  OVERSEAS PRIVATE INVESTMENT CORPORATION (OPIC) LOAN

     The Company has a loan agreement with OPIC to provide financing for international projects involving qualifying U.S. small businesses. Loans under this agreement bear interest at the U.S. Treasury rate plus 0.5 percent for the applicable period of the borrowing. In addition, OPIC is entitled to receive from the Company a contingent fee at maturity of the loan equal to 5 percent of the return generated by the OPIC-related investments in excess of 7 percent. There are no required principal payments until the OPIC loans mature in January 2006.

  SBA DEBENTURES

     At March 31, 1998, the Company had debentures totaling $53,300,000 payable to the SBA at interest rates ranging from 6.87 percent to 9.80 percent, with scheduled maturity dates as follows: 1998 -- $5,650,000; 1999 -- $0;
2000 -- $17,300,000; 2001 -- $9,350,000; 2002 -- $0; and $21,000,000 thereafter.
At December 31, 1997, the Company had outstanding debentures totaling $54,300,000 at interest rates ranging from 6.87 percent to 9.80 percent. The debentures require semi-annual interest-only payments with all principal due upon maturity. The SBA debentures are subject to prepayment penalties if paid prior to maturity.

  BONDS PAYABLE

     The Company issued $98,810,000 of 6.92 percent series 1995-C1 Commercial Mortgage Collateralized Bonds during November 1995. The bonds were rated "AA" by Fitch Investors Service, L.P. The bonds were repaid in full in November 1997.

  REVOLVING LINES OF CREDIT

     Subsequent to the Merger, the Company repaid all of its previous unsecured revolving lines of credit and entered into a new $200,000,000 unsecured revolving line of credit. The new facility bears interest at LIBOR plus 1.25 percent or 6.95 percent at March 31, 1998, and requires a commitment fee equal to 0.2 percent of the committed amount, and a facility fee equal to 0.15 percent of the initial commitment. The new line expires June 30, 1999. The new line of credit requires monthly payments of interest and all principal is due upon its expiration. The amount borrowed is based upon a borrowing base formula generally equal to 50 percent of the Company's portfolio investments not securing other credit facilities.

     At December 31, 1997, the Company had several revolving lines of credit totaling $80,000,000 under which the Company had outstanding borrowings totaling $38,842,000. At December 31, 1996, the Company had several revolving lines of credit totaling $110,000,000 under which the Company had outstanding borrowings totaling $45,099,000. The lines of credit charged interest at rates ranging from LIBOR plus 1.35 percent to 2.5 percent. At December 31, 1997 and 1996 the weighted average interest rate on the facilities was 7.7 percent and 7.8 percent, respectively. The lines required various commitment and other fees equal to 0.39 percent of the outstanding borrowings at December 31, 1997.

     The average debt outstanding on the revolving lines of credit was $64,347,000, $30,033,000 and $28,216,000 for the three months ended March 31,
1998 and the years ended December 31, 1997 and 1996, respectively. The maximum amount borrowed under these facilities was $103,000,000, $45,759,000 and $45,099,000 during the same periods, respectively. The weighted average interest rate for these facilities during the three months ended March 31, 1998 and the years ended December 31, 1997 and 1996 was 7.0 percent, 8.1 percent and 8.2 percent, respectively.

NOTE 6. INCOME TAXES

     For the years ended December 31, 1997, 1996 and 1995, the Company's effective tax rate was 2.3 percent, 3.5 percent and 2.9 percent, respectively.

     The Company's income subject to federal and state taxes relates to the income generated by the pre-Merger operations of Advisers. The income generated by the other Predecessor Companies is not subject to federal and state income taxes because these companies qualify as RICs or REITs. Therefore, no income tax expense is expected to be incurred in 1998.

NOTE 7. PREFERRED STOCK

     At March 31, 1998 and December 31, 1997 and 1996, Allied Financial had outstanding a total of 60,000 shares of $100 par value, 3 percent cumulative preferred stock and 10,000 shares of $100 par value, 4 percent redeemable cumulative preferred stock issued to the SBA pursuant to Section 303(c) of the Small Business Investment Act of 1958, as amended. The 3 percent cumulative preferred stock does not have a required redemption date. Allied Financial has the option to redeem in whole or in part the 3 percent cumulative preferred stock by paying the SBA the par value of such securities and any dividends accumulated and unpaid to the date of redemption. The 4 percent redeemable cumulative preferred stock has a required redemption date of June 4, 2005.

NOTE 8. SHAREHOLDERS' EQUITY

     In 1996, the Company completed two non-transferable subscription rights offerings to common shareholders. The Company issued 1,433,414 shares of common stock pursuant to these offerings raising net proceeds to the Company of $17,147,000, after costs including a 2.5 percent fee paid to eligible broker/dealers.

     In 1996, the Company also sold 400,000 shares of its common stock through an underwriter in a registered offering for net proceeds of $5,218,000.

     The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. If the Company issues new shares, the issue price is equal to the average of the closing sales prices reported for the

Company's common stock for the five days on which trading in the shares takes place immediately prior to the dividend payment date. For the three months ended March 31, 1998 and the years ended December 31, 1997 and 1996, the Company issued 66,232, 550,971 and 913,206 shares, respectively, at an average price of $25.33, $15.67 and $13.13 per share, respectively.

NOTE 9. EARNINGS PER COMMON SHARE

                                                                                            PER COMMON
                                                               INCOME        SHARES        SHARE AMOUNT
                                                              --------       -------       -------------
                                                               (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
FOR THE THREE MONTHS ENDED MARCH 31, 1998 (UNAUDITED)
Net increase in net assets resulting from operations...       $32,065
Less: Preferred stock dividends........................           (55)
                                                              -------
Income available to common shareholders................       $32,010
                                                              =======
BASIC EARNINGS PER COMMON SHARE........................                      51,814            $0.62
                                                                                               =====
Options outstanding to officers........................                         294
                                                                             ------
DILUTED EARNINGS PER COMMON SHARE......................                      52,108            $0.61
                                                                             ======            =====
FOR THE THREE MONTHS ENDED MARCH 31, 1997 (UNAUDITED)
Net increase in net assets resulting from operations...       $12,646
Less: Preferred stock dividends........................           (55)
                                                              -------
Income available to common shareholders................       $12,591
                                                              =======
BASIC EARNINGS PER COMMON SHARE........................                      46,938            $0.27
                                                                                               =====
Options outstanding to officers........................                         575
                                                                             ------
DILUTED EARNINGS PER COMMON SHARE......................                      47,513            $0.27
                                                                             ======            =====
1997
Net increase in net assets resulting from operations...       $61,304
Less: Preferred stock dividends........................          (220)
                                                              -------
Income available to common shareholders................       $61,084
                                                              =======
BASIC EARNINGS PER COMMON SHARE........................                      49,218            $1.24
                                                                                               =====
Options outstanding to officers........................                          33
                                                                             ------
DILUTED EARNINGS PER COMMON SHARE......................                      49,251            $1.24
                                                                             ======            =====
1996
Net increase in net assets resulting from operations...       $54,947
Less: Preferred stock dividends........................          (220)
                                                              -------
Income available to common shareholders................       $54,727
                                                              =======
BASIC EARNINGS PER COMMON SHARE........................                      46,172            $1.19
                                                                                               =====
Options outstanding to officers........................                         561
                                                                             ------
DILUTED EARNINGS PER COMMON SHARE......................                      46,733            $1.17
                                                                             ======            =====
1995
Net increase in net assets resulting from operations...       $60,479
Less: Preferred stock dividends........................          (220)
                                                              -------
Income available to common shareholders................       $60,259
                                                              =======
BASIC EARNINGS PER COMMON SHARE........................                      43,697            $1.38
                                                                                               =====
Options outstanding to officers........................                         313
                                                                             ------
DILUTED EARNINGS PER COMMON SHARE......................                      44,010            $1.37
                                                                             ======            =====

     Basic earnings per common share was computed by dividing the net increase in net assets resulting from operations, after deducting preferred stock dividends, by the weighted average number of common shares outstanding each period.

     Diluted earnings per common share was computed by dividing the net increase in net assets resulting from operations, after deducting preferred stock dividends, by the weighted average number of common shares outstanding plus common shares issuable upon assumed exercise of stock options outstanding each period.

NOTE 10. EMPLOYEE STOCK OWNERSHIP PLAN AND DEFERRED COMPENSATION PLAN

     The Company has an employee stock ownership plan ("ESOP"). Pursuant to the ESOP, the Company is obligated to contribute 5 percent of each eligible participant's total cash compensation for the year to a plan account on the participant's behalf, which vests over a two-year period. ESOP contributions are used to purchase shares of ACC.

     At March 31, 1998, the ESOP held 433,047 shares of the Company's common stock, all of which had been allocated to participants' accounts. The plan is funded annually and the total ESOP contribution expense for the years ended December 31, 1997, 1996 and 1995 was $351,000, $1,018,000 and $864,000,
respectively, net of forfeitures of $0, $36,000 and $180,000 in 1997, 1996 and 1995, respectively.

     The Company also has a deferred compensation plan (the "DC Plan"). Eligible participants of the DC Plan may elect to defer some of their compensation and have such compensation credited to a participant account. All amounts credited to a participant's account shall be credited solely for purposes of accounting and computation and shall remain assets of the Company and subject to the claims of the Company's general creditors. Amounts credited to participants under the DC Plan are at all times 100 percent vested and non-forfeitable except for amounts credited to participants' accounts related to the Formula Award (see
Note 12). A participant's account shall become distributable upon his or her separation from service, retirement, disability, death, or at a future determined date. All DC Plan accounts will be distributed in the event of a change of control of ACC or in the event of the Company's insolvency. Amounts deferred by participants under the DC Plan are funded to a trust, the trustee of which administers the DC Plan on behalf of the Company.

NOTE 11. STOCK OPTION PLAN

     In conjunction with the Merger, all stock option plans that existed for Allied Lending and the Predecessor Companies before the Merger ("Old Plans") were cancelled on December 31, 1997, and at a special meeting of shareholders on November 26, 1997, the Company's shareholders approved a new stock option plan ("ACC Plan") for the Company to be effected post-Merger.

  THE ACC PLAN

     The purpose of the ACC Plan is to provide officers and non-officer directors of ACC with additional incentives. Options may be granted from time to time on up to 6,250,000 shares which represents approximately 12 percent of the outstanding shares as of December 31, 1997. Options will be exercisable at a price equal to the fair market value of the shares on the day the option is granted. Each option will state the period or periods of time within which the option may be exercised by the optionee, which may not exceed ten years from the date the option is granted.

     All rights to exercise options terminate 60 days after an optionee ceases to be (i) a non-officer director, (ii) both an officer and a director, if such optionee serves in both capacities, or (iii) an officer (if such officer is not also a director) of ACC for any cause other than death or total and permanent disability. If an optionee dies or becomes totally and permanently disabled before expiration of the options without fully exercising it, he or she or the executors or administrators or legatees or distributees of the estate shall, as may be provided at the time of the grant, have the right, within one year after the optionee's death or total and permanent disability, to exercise the options in whole or in part before the expiration of its term. In the event of a change of control of ACC, all outstanding options will become fully vested and exercisable as of the change of control. On January 8, 1998, the Company's compensation committee granted a total of 3,415,446 options to officers of the Company under the ACC Plan. The options awarded to officers were generally non-qualified stock options that vest over a five-year period from the grant date. The stock options granted had an exercise price equal to $21.38 per share. At March 31, 1998, options for 610,330 shares were exercisable into common stock. No options were exercised or canceled during the three months ended March 31, 1998. There were no options granted pursuant to the ACC Plan as of December 31, 1997.

  NOTES RECEIVABLE FROM THE SALE OF COMMON STOCK

     The Company provides loans to officers for the exercise of options. The loans have varying terms not exceeding ten years, bear interest at the applicable federal interest rate in effect at the date of issue and have been recorded as a reduction of shareholders' equity. At March 31, 1998 and December 31, 1997, 1996 and 1995, the Company had outstanding loans to officers of $26,556,000, $29,611,000, $15,491,000, and $7,315,000, respectively. Officers with outstanding loans repaid principal of $3,055,000, $6,534,000, $2,199,000 and $1,038,000 for the three months ended March 31, 1998 and the years ended December 31, 1997, 1996 and 1995, respectively. The Company recognized interest income from these loans of $456,000, $1,031,000, $529,000 and $276,000, respectively, during these same periods.

  OLD PLAN ACTIVITY

     During 1997, 1996 and 1995, the Predecessor Companies granted 1,474,000, 866,000, and 1,505,000 options, respectively, under the Old Plans at exercise prices ranging from $9.53 to $22.58 per share. Total shares issued pursuant to the exercise of stock options totaled 2,395,000, 1,051,000, and 576,000 during 1997, 1996 and 1995, respectively.

     The Company accounts for the ACC Plan as required by the Accounting Principles Board Opinion No. 25 "Accounting for Stock Issued to Employees," and no compensation cost has been recognized. Had compensation cost for the plan been determined consistent with SFAS No. 123 "Accounting for Stock Based Compensation," the Company's net increase in net assets resulting from operations and basic earnings per share would have been reduced to the following pro forma amounts:

                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                                 -----------------------------------------
                                                                   1997            1996            1995
                                                                 ---------       ---------       ---------
                                                                 (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Net increase in net assets resulting from operations:
     As reported..........................................        $61,304         $54,947         $60,479
     Pro forma............................................        $60,656         $53,372         $58,931
Basic earnings per common share:
     As reported..........................................        $  1.24         $  1.19         $  1.38
     Pro forma............................................        $  1.23         $  1.16         $  1.35
Diluted earnings per common share:
     As reported..........................................        $  1.24         $  1.17         $  1.37
     Pro forma............................................        $  1.23         $  1.14         $  1.34

     Pro forma expenses are based on the underlying value of the options granted by the Company and the Predecessor Companies. The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model.

NOTE 12. CUT-OFF AWARD AND FORMULA AWARD

     The Predecessor Companies' existing stock option plans were canceled and the Company established a cut-off dollar amount for all existing, but unvested options as of the date of the Merger (the "Cut-off Award"). The Cut-off Award is computed for each unvested option as of the Merger date. The Cut-off Award is equal to the difference between the market price on August 14, 1997 (the Merger announcement date) of the shares of stock underlying the option less the exercise price of the option. The Cut-off Award is payable for each unvested option upon the future vesting date of that option. The Cut-off Award was designed to cap the appreciated value in unvested options at the Merger announcement date, in order to set the foundation to balance option awards upon the Merger. The Cut-off Award approximates $2.9 million in the aggregate and will be expensed as the Cut-off Award vests. For the three months ended March 31, 1998, $189,000 of the Cut-off Award vested and $256,000 was forfeited.

     The Formula Award was established to compensate employees from the point when their unvested options would cease to appreciate in value (the Merger announcement date), up until the time at which they would be able to receive option awards in ACC post-Merger. In the aggregate, the Formula Award equaled 6 percent of the difference between an amount equal to the combined aggregated market capitalizations of the Predecessor Companies as of the close of the market on the day before the Merger date (December 30, 1997), less an amount equal to the combined aggregate market capitalizations of the Predecessor Companies as of the close of the market on the Merger announcement date (August 14, 1997). Advisers' compensation committee allocated the Formula Award to individual officers on December 30, 1997. The amount of the Formula Award as computed at December 30, 1997 approximated $19 million. For the three month period ended March 31, 1998, the Company funded the DC Plan with approximately $19 million in cash in connection with the Formula Award. The Trustee of the DC Plan will use those funds to acquire the Company's stock in the open market. As of March 31, 1998, the Trustee had purchased 662,948 shares of the Company's stock with an aggregate cost of $15,330,000. The purchase of these shares has been reflected in shareholders' equity. The Formula Award will vest equally in three installments on December 31, 1998, 1999 and 2000; provided, however, that such Formula Award vests immediately upon a change in control of the Company. The Formula Award will be expensed in each year in which it vests. Formula Award expense for the three months ended March 31, 1998 was $1,583,000.

NOTE 13. INVESTMENT ADVISORY SERVICES

     The Company has investment advisory agreements to manage the assets of certain private companies. The investment advisory agreements are generally annual agreements, and may be terminated at any time on 60 days' notice, without penalty, by the managed companies.

NOTE 14. INTEREST RATE SWAPS

     The Company uses interest rate swap agreements to protect against fluctuation in interest costs on its variable rate short-term credit facilities. Amounts paid or received on the settlement of interest rate swap agreements are recognized as an adjustment to interest expense. In January 1998, the Company settled its interest rate swap agreements in connection with the asset securitization transaction which resulted in a loss of $5,767,000 which has been recorded against the gain on the securitization of commercial mortgage loans in the first quarter of 1998. As of December 31, 1997, the Company had interest swap agreements with an aggregate notional amount of $145,000,000. Pursuant to the swap agreements, the Company paid a weighted average fixed rate equal to 6.8 percent and received payments with a weighted average variable rate equal to the 30-day LIBOR. The swap agreements had a remaining weighted average maturity of approximately four years from December 31, 1997. As of December 31, 1997, the Company recorded an estimated unrealized loss of $5,000,000 related to the swap agreements in connection with the January 1998 asset securitization transaction. The estimated unrealized loss was subsequently reversed upon consummation of the securitization.

NOTE 15. DIVIDENDS AND DISTRIBUTIONS

     The Company's Board of Directors declared and the Company paid a $0.35 per common share dividend, or $18,225,000, for the first quarter of 1998.

     For the years ended December 31, 1997, 1996, and 1995, the Company declared the following distributions:

                                                    1997                 1996                 1995
                                               ---------------      ---------------      ---------------
                                                         TOTAL                TOTAL                TOTAL
                                                TOTAL     PER        TOTAL     PER        TOTAL     PER
                                               AMOUNT    SHARE      AMOUNT    SHARE      AMOUNT    SHARE
                                               -------   -----      -------   -----      -------   -----
                                                       (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
First quarter............................      $14,347   $0.30      $11,158   $0.25      $ 8,855   $0.20
Second quarter...........................       14,795    0.30       11,911    0.26        9,344    0.21
Third quarter............................       15,548    0.31       12,743    0.27        9,818    0.22
Fourth quarter...........................       31,022    0.61       13,678    0.29       10,355    0.24
Annual extra distribution................        1,118    0.02        7,908    0.16        9,548    0.22
Special undistributed earnings
  distribution...........................        8,848    0.17           --      --           --      --
                                               -------   -----      -------   -----      -------   -----
Total distributions to common
  shareholders...........................      $85,678   $1.71      $57,398   $1.23      $47,920   $1.09
                                               =======   =====      =======   =====      =======   =====

     For income tax purposes, distributions for 1997, 1996, and 1995 were comprised of the following:

                                                    1997                 1996                 1995
                                               ---------------      ---------------      ---------------
                                                         TOTAL                TOTAL                TOTAL
                                                TOTAL     PER        TOTAL     PER        TOTAL     PER
                                               AMOUNT    SHARE      AMOUNT    SHARE      AMOUNT    SHARE
                                               -------   -----      -------   -----      -------   -----
                                                       (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Ordinary income..........................      $39,356   $0.79      $41,563   $0.89      $37,747   $0.86
Long-term capital gains..................       31,037    0.62       15,835    0.34       10,173    0.23
Return of capital (tax)..................        6,437    0.13           --      --           --      --
                                               -------   -----      -------   -----      -------   -----
Total distributions before special
  distribution...........................       76,830    1.54       57,398    1.23       47,920    1.09
                                               -------   -----      -------   -----      -------   -----
Special undistributed earnings
  distribution...........................        8,848    0.17           --      --           --      --
                                               -------   -----      -------   -----      -------   -----
Total distributions to common
  shareholders...........................      $85,678   $1.71      $57,398   $1.23      $47,920   $1.09
                                               =======   =====      =======   =====      =======   =====

     The following table summarizes the differences between taxable income and financial reporting income for the years ended December 31, 1997, 1996 and 1995:

                                                               1997      1996      1995
                                                              -------   -------   -------
                                                                    (IN THOUSANDS)
Financial statement net income..............................  $61,304   $54,947   $60,479
Adjustments:
     Amortization of discount...............................   (1,124)   (2,779)   (1,206)
     Gains from disposition of portfolio assets.............   17,890       874      (904)
     Net unrealized (gains) losses..........................   (7,209)    7,412    (9,266)
     Expenses not deductible for tax:
          Merger expenses...................................    5,159        --        --
          Other.............................................      853     2,306     1,176
     Other..................................................   (9,050)   (1,372)      930
     Income tax expense.....................................    1,444     1,945     1,784
                                                              -------   -------   -------
Taxable income..............................................  $69,267   $63,333   $52,993
                                                              =======   =======   =======

NOTE 16. COMMITMENTS AND CONTINGENCIES

     The Company is party to certain lawsuits in connection with its business. While the outcome of these legal proceedings cannot at this time be predicted with certainty, management does not expect that these proceedings will have a material effect upon the financial condition of the Company.

NOTE 17. CONCENTRATIONS OF CREDIT RISK

     The Company places its cash with financial institutions and, at times, cash held in checking accounts in financial institutions may be in excess of the Federal Deposit Insurance Corporation insured limit. Cash and cash equivalents consisted of the following:

                                                  MARCH 31,       DECEMBER 31,
                                                 -----------   -------------------
                                                    1998         1997       1996
                                                 -----------   --------   --------
                                                 (UNAUDITED)
                                                          (IN THOUSANDS)
Cash and cash equivalents......................    $36,434     $76,791    $75,744
Less escrows held..............................     (5,421)     (6,354)    (3,903)
                                                   -------     -------    -------
Total..........................................    $31,013     $70,437    $71,841
                                                   =======     =======    =======

NOTE 18. SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

     The Company paid interest and income taxes of $4,014,000 for the three months ended March 31, 1998 and $26,874,000, $21,391,000 and $13,393,000 during
1997, 1996, and 1995, respectively. For the three months ended March 31, 1998 and during 1997, 1996 and 1995, respectively, the Company's non-cash financing activities totaled $1,678,000, $48,207,000, $22,361,000 and $15,756,000 related primarily to common stock issuances resulting from stock option exercises and dividend reinvestment shares issued. Additionally, during 1995, $18,062,000 in long-term debt was consolidated from the minority interest in an asset securitization pool. During 1997, 1996 and 1995, respectively, the Company's non-cash investing activities totaled $12,022,000, $2,004,000 and $23,490,000, relating to mortgage loans consolidated from the minority interests in certain joint ventures.

NOTE 19. SELECTED QUARTERLY DATA (UNAUDITED)

  (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                          1997
                                                          -------------------------------------
                                                           QTR 1     QTR 2     QTR 3     QTR 4
                                                          -------   -------   -------   -------
Total interest and related portfolio income.............  $21,399   $24,911   $25,111   $25,984
Portfolio income before realized and unrealized gains...  $11,968   $14,095   $12,093   $ 7,910
Net increase in net assets resulting from operations....  $12,646   $18,296   $17,146   $13,216
Basic earnings per common share.........................  $  0.27   $  0.37   $  0.35   $  0.25
Diluted earnings per common share.......................  $  0.27   $  0.37   $  0.35   $  0.25

                                                                          1996
                                                          -------------------------------------
                                                           QTR 1     QTR 2     QTR 3     QTR 4
                                                          -------   -------   -------   -------
Total interest and related portfolio income.............  $19,412   $20,866   $20,753   $23,906
Portfolio income before realized and unrealized gains...  $11,284   $11,665   $11,592   $13,035
Net increase in net assets resulting from operations....  $18,935   $11,090   $16,855   $ 8,067
Basic earnings per common share.........................  $  0.42   $  0.24   $  0.35   $  0.18
Diluted earnings per common share.......................  $  0.42   $  0.23   $  0.34   $  0.18

                          CONSOLIDATING BALANCE SHEET

                                                                        DECEMBER 31, 1997
                                        ----------------------------------------------------------------------------------
                                                     ALLIED      ALLIED     ALLIED                            CONSOLIDATED
                                          ACC      INVESTMENT   FINANCIAL    SBLC     OTHERS   ELIMINATIONS      TOTAL
                                        --------   ----------   ---------   -------   ------   ------------   ------------
                                                                          (IN THOUSANDS)
ASSETS
Portfolio at value:
     Commercial mortgage loans........  $446,342    $     --     $    --    $    --   $   --    $      --       $446,342
     Mezzanine loans and debt
       securities.....................    89,707      64,486      13,649         --       --           --        167,842
     Small Business Administration
       7(a) loans.....................        --          --          --     40,709       --           --         40,709
     Equity interests in portfolio
       companies......................    16,836      21,814       1,256         --       --           --         39,906
     Investments in subsidiaries......    67,293          --          --         --       --      (67,293)            --
     Other portfolio assets...........         8          --          --         43    2,171           --          2,222
                                        --------    --------     -------    -------   ------    ---------       --------
         Total portfolio at value.....   620,186      86,300      14,905     40,752    2,171      (67,293)       697,021
                                        --------    --------     -------    -------   ------    ---------       --------
Cash and cash equivalents.............    25,958      26,024      16,397      1,593      465           --         70,437
U.S. government securities............        --          --      11,091         --       --           --         11,091
Intercompany notes and receivables....    56,167           8          --      1,386       --      (57,561)            --
Other assets..........................    13,809       2,425         761      8,696    3,535           --         29,226
                                        --------    --------     -------    -------   ------    ---------       --------
         Total assets.................  $716,120    $114,757     $43,154    $52,427   $6,171    $(124,854)      $807,775
                                        ========    ========     =======    =======   ======    =========       ========
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
     Debentures and notes payable.....  $249,521    $ 40,183     $19,117    $    --   $   --    $      --       $308,821
     Revolving lines of credit........    20,294          --          --     18,548       --           --         38,842
     Accounts payable and accrued
       expenses.......................    12,040       3,961         152      1,828      208           --         18,189
     Dividends and distributions
       payable........................     8,848          --         220         --       --           --          9,068
     Intercompany notes and
       payables.......................     6,967      26,495       1,598     19,915    2,586      (57,561)            --
     Other liabilities................     4,591         816         226        162       --           --          5,795
                                        --------    --------     -------    -------   ------    ---------       --------
                                         302,261      71,455      21,313     40,453    2,794      (57,561)       380,715
                                        --------    --------     -------    -------   ------    ---------       --------
Commitments and contingencies
Preferred stock issued to Small
     Business Administration..........        --          --       7,000         --       --           --          7,000
Shareholders' equity:
     Common stock.....................         5          --          --         --        1           (1)             5
     Additional paid-in capital.......   451,044      22,374      12,134     12,564    1,437      (48,509)       451,044
     Notes receivable from sale of
       common stock...................   (29,611)         --          --         --       --           --        (29,611)
     Net unrealized appreciation
       (depreciation) on portfolio....     1,301       4,689         299       (394)      --       (4,594)         1,301
     Undistributed (distributions in
       excess of) earnings............    (8,880)     16,239       2,408       (196)   1,939      (14,189)        (2,679)
                                        --------    --------     -------    -------   ------    ---------       --------
         Total shareholders' equity...   413,859      43,302      14,841     11,974    3,377      (67,293)       420,060
                                        --------    --------     -------    -------   ------    ---------       --------
         Total liabilities and
           shareholders' equity.......  $716,120    $114,757     $43,154    $52,427   $6,171    $(124,854)      $807,775
                                        ========    ========     =======    =======   ======    =========       ========

  The accompanying notes are an integral part of these consolidated financial statements.

                     CONSOLIDATING STATEMENT OF OPERATIONS

                                                             FOR THE YEAR ENDED DECEMBER 31, 1997
                                       --------------------------------------------------------------------------------
                                                   ALLIED      ALLIED     ALLIED                           CONSOLIDATED
                                         ACC     INVESTMENT   FINANCIAL    SBLC    OTHERS   ELIMINATIONS      TOTAL
                                       -------   ----------   ---------   ------   ------   ------------   ------------
                                                                        (IN THOUSANDS)
Interest and related portfolio
  income:
     Interest........................  $57,067    $ 9,903      $3,637     $6,352  $9,923      $     --       $86,882
     Interest income-intercompany....    3,843         --          --         --      --        (3,843)           --
     Dividends from subsidiaries.....   22,960         --          --         --      --       (22,960)           --
     Net premiums from loan sales....      170         --          --      3,071      --            --         3,241
     Prepayment premiums.............    3,689         --          --         --     347            --         4,036
     Investment advisory fees........   15,439         --          --         --      --       (14,446)          993
     Other income....................      663        107          --         --   1,483            --         2,253
                                       -------    -------      ------     ------  ------      --------       -------
        Total interest and related
          portfolio income...........  103,831     10,010       3,637      9,423  11,753       (41,249)       97,405
                                       -------    -------      ------     ------  ------      --------       -------
Expenses:
     Interest on indebtedness........   16,950      3,897       1,781      1,511   2,813            --        26,952
     Interest on indebtedness-
       intercompany..................       --      1,555          --      1,749     539        (3,843)           --
     Salaries and employee
       benefits......................   10,258         --          --         --      --            --        10,258
     Investment advisory fees........   14,130         --          --         --     316       (14,446)           --
     Legal and accounting............    1,850        200          94        118      --            --         2,262
     General and administrative......    5,677        157         (45)       113     806            --         6,708
     Merger..........................    5,159         --          --         --      --            --         5,159
                                       -------    -------      ------     ------   -----      --------       -------
        Total expenses...............   54,024      5,809       1,830      3,491   4,474       (18,289)       51,339
                                       -------    -------      ------     ------   -----      --------       -------
Portfolio income before realized and
  unrealized gains (losses)..........   49,807      4,201       1,807      5,932   7,279       (22,960)       46,066
                                       -------    -------      ------     ------   -----      --------       -------
Net realized and unrealized gains:
     Net realized gains (losses).....    6,777      3,104         (93)      (132)  1,048            --        10,704
     Net unrealized gains (losses)...    7,919      7,425         934       (711)     --        (8,358)        7,209
                                       -------    -------      ------     ------   -----      --------       -------
        Total net realized and
          unrealized gains
          (losses)...................   14,696     10,529         841       (843)  1,048        (8,358)       17,913
                                       -------    -------      ------     ------   -----      --------       -------
Income before minority interests and
  income taxes.......................   64,503     14,730       2,648      5,089   8,327       (31,318)       63,979
                                       -------    -------      ------     ------   -----      --------       -------
Minority interests...................       --         --          --         --   1,231            --         1,231
Income tax expense...................    1,444         --          --         --      --            --         1,444
                                       -------    -------      ------     ------   -----      --------       -------
Net increase in net assets resulting
  from operations....................  $63,059    $14,730      $2,648     $5,089  $7,096      $(31,318)      $61,304
                                       =======    =======      ======     ======  ======      ========       =======

  The accompanying notes are an integral part of these consolidated financial statements.

                     CONSOLIDATING STATEMENT OF CASH FLOWS

                                                           FOR THE YEAR ENDED DECEMBER 31, 1997
                                   ------------------------------------------------------------------------------------
                                                 ALLIED      ALLIED     ALLIED                             CONSOLIDATED
                                      ACC      INVESTMENT   FINANCIAL    SBLC     OTHERS    ELIMINATIONS      TOTAL
                                   ---------   ----------   ---------   -------   -------   ------------   ------------
                                                                      (IN THOUSANDS)
Cash flows from operating
  activities:
    Net increase in net assets
      resulting from
      operations.................  $  63,060    $ 7,306      $ 1,714    $ 5,088   $ 7,096     $(22,960)      $ 61,304
    Adjustments:
      Net unrealized (gains)
        losses...................     (7,920)        --           --        711        --           --         (7,209)
      Depreciation and
        amortization.............        331         --           --         --       119           --            450
      Amortization of loan
        discounts and fees.......     (7,362)      (314)        (666)      (505)   (1,957)          --        (10,804)
      Deferred income taxes......      1,087         --           --         --        --           --          1,087
      Minority interests.........         --         --           --         --     1,231           --          1,231
      Amortization of deferred
        financing costs..........         --         --           --         --       957           --            957
      Changes in net assets and
        liabilities..............        656      3,475          658     (2,835)    5,254        4,716         11,924
                                   ---------    -------      -------    -------   -------     --------       --------
        Net cash provided by
          operating activities...     49,852     10,467        1,706      2,459    12,700      (18,244)        58,940
                                   ---------    -------      -------    -------   -------     --------       --------
Cash flows from investing
  activities:
    Investments in small business
      concerns...................   (284,563)   (20,949)        (257)   (49,231)   (9,942)          --       (364,942)
    Collections of investment
      principal..................    143,470     26,396       12,544      8,117    42,478           --        233,005
    Proceeds from the sale of
      loans......................     10,546         --           --     43,366        --           --         53,912
    Net (purchase) redemption of
      U.S. government
      securities.................         --        254      (10,555)        --        --           --        (10,301)
    Collections (advances) under
      intercompany notes.........       (990)     1,500           --        (10)     (500)          --             --
    Collections of notes
      receivable from sale of
      common stock...............      6,534         --           --         --        --           --          6,534
    Other investing activities...       (182)        --           --         --        --           --           (182)
                                   ---------    -------      -------    -------   -------     --------       --------
        Net cash provided by
          (used in) investing
          activities.............   (125,185)     7,201        1,732      2,242    32,036           --        (81,974)
                                   ---------    -------      -------    -------   -------     --------       --------
Cash flows from financing
  activities:
    Sale of common stock.........      8,615         --           --         --        --           --          8,615
    Purchase of common stock of
      subsidiaries...............    (15,528)        --           --         --    15,528           --             --
    Common dividends and
      distributions paid.........    (58,194)        --           --         --        --           --        (58,194)
    Dividends paid to parent
      company....................         --     (6,321)      (5,067)    (5,995)     (861)      18,244             --
    Preferred stock dividends....         --         --         (220)        --        --           --           (220)
    Net borrowings under
      (payments on) debentures
      and notes payable..........    134,519     (5,000)      (2,000)        --   (48,596)          --         78,923
    Net borrowings under
      revolving lines of
      credit.....................     (9,144)        --           --      2,887        --           --         (6,257)
    Net payments on government
      securities available for
      sale.......................         --         --           --         --        --           --             --
    Other financing activities...     10,800         --           --         --   (12,037)          --         (1,237)
                                   ---------    -------      -------    -------   -------     --------       --------
        Net cash provided by
          (used in) financing
          activities.............     71,068    (11,321)      (7,287)    (3,108)  (45,966)      18,244         21,630
                                   ---------    -------      -------    -------   -------     --------       --------
Net increase (decrease) in cash
  and cash equivalents...........     (4,265)     6,347       (3,849)     1,593    (1,230)          --         (1,404)
                                   ---------    -------      -------    -------   -------     --------       --------
Cash and cash equivalents at
  beginning of year..............     30,223     19,677       20,247         --     1,694           --         71,841
                                   ---------    -------      -------    -------   -------     --------       --------
Cash and cash equivalents at end
  of year........................  $  25,958    $26,024      $16,398    $ 1,593   $   464     $     --       $ 70,437
                                   =========    =======      =======    =======   =======     ========       ========

  The accompanying notes are an integral part of these consolidated financial statements.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Allied Capital Corporation and Subsidiaries:

     We have audited the consolidated balance sheets of Allied Capital Corporation and subsidiaries as of December 31, 1997 and 1996, including the consolidated statement of investments as of December 31, 1997, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 1997. These consolidated financial statements and supplementary consolidating financial information referred to below are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and supplementary consolidating financial information referred to below based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. These procedures included the confirmation and physical counts of investments. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Allied Capital Corporation and subsidiaries as of December 31, 1997 and 1996, and the consolidated results of their operations, changes in net assets and cash flows for each of the three years in the period then ended in conformity with generally accepted accounting principles.

     As discussed in Note 3, the consolidated financial statements include investments valued at $697,021,000 as of December 31, 1997 and $607,368,000 as of December 31, 1996, (86 percent and 85 percent, respectively, of total assets) whose values have been estimated by the board of directors in the absence of readily ascertainable market values. We have reviewed the procedures used by the board of directors in arriving at its estimate of value of such investments and have inspected the underlying documentation, and in the circumstances we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, the board of directors' estimate of values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

     Our audit was made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The supplementary consolidating balance sheet and related consolidating statements of operations and cash flows are presented for purposes of additional analysis and are not a required part of the basic financial statements. This information has been subjected to the auditing procedures applied in our audit of the basic consolidated financial statements and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/ Arthur Anderson LLP
Vienna, Virginia
February 20, 1998

SUBJECT TO COMPLETION MAY   , 1998. INFORMATION CONTAINED HEREIN IS SUBJECT TO
COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE A PROSPECTUS.

                           ALLIED CAPITAL CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY   , 1998

     This Statement of Additional Information ("SAI") is not a prospectus, and
should be read in conjunction with the Prospectus dated May   , 1998 relating to
this offering (the "Prospectus"). A copy of the Prospectus may be obtained by calling Allied Capital Corporation at 1-888-818-5298 and asking for Investor Relations. Terms not defined herein have the same meaning as given to them in the Prospectus.

                               TABLE OF CONTENTS

                                                               PAGE IN THE       LOCATION
                                                                STATEMENT       OF RELATED
                                                              OF ADDITIONAL   DISCLOSURE IN
                                                               INFORMATION    THE PROSPECTUS
                                                              -------------   --------------
General Information and History.............................       B-2         1;10;30
Investment Objective and Policies...........................       B-2         1;10;30
Management..................................................       B-2            45
     Compensation of Executive Officers and Directors.......       B-2            47
     Compensation of Directors..............................       B-4            47
     Stock Option Awards....................................       B-4            47
     Cut-Off Award and Formula Award........................       B-5            48
     Committees of the Board of Directors...................       B-6           N/A
Control Persons and Principal Holders of Securities.........       B-6           N/A
Investment Advisory Services................................       B-8            45
Safekeeping, Transfer and Dividend Paying Agent and
  Registrar.................................................       B-8            59
Accounting Services.........................................       B-8            59
Brokerage Allocation and Other Practices....................       B-8           N/A
Tax Status..................................................       B-9            49

                        GENERAL INFORMATION AND HISTORY

     This SAI contains information with respect to Allied Capital Corporation (the "Company"). The Company changed its name from "Allied Capital Lending Corporation" to "Allied Capital Corporation,"effective upon the Merger, which was consummated on December 31, 1997. The Company changed its name from "Allied Lending Corporation" to "Allied Capital Lending Corporation" in September 1993 in anticipation of its initial public offering in November 1993. The Company is a registered investment adviser.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Company is to achieve current income and capital gains. The Company seeks to achieve its investment objective by lending to and investing primarily in private, growing businesses in a variety of industries and in diverse geographic locations primarily in the United States. The Company's lending activities are organized in three areas: mezzanine finance, commercial real estate finance and 7(a) lending. ACC's investment portfolio, resulting from the merger of the portfolios and businesses of Allied I, Allied II, Allied Commercial and Allied Lending, consists of small senior loans, small and medium-sized subordinated loans with equity features, and small and medium-sized commercial mortgage loans. At March 31, 1998, ACC's investment portfolio totaled $564.5 million. A discussion of the selected financial data, supplementary financial information and management's discussion and analysis of financial condition and results of operations is included in the Prospectus. In addition to its core lending business, the Company also provides advisory services to private investment funds.

                                   MANAGEMENT

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

     Under Commission rules applicable to BDCs, the Company is required to set forth certain information regarding the compensation of certain of its executive officers and directors. Prior to the Merger, the Company had no employees and did not pay any cash compensation to any of its officers (other than directors' fees to those of its officers who also were directors). All of the Company's officers and employees were employed by Advisers, which paid all of their cash compensation. The information regarding compensation of the executive officers of the Company contained in this SAI includes the compensation paid by Advisers and the other Predecessor Companies.

     The following table sets forth compensation paid by the Predecessor Companies in all capacities during the year ended December 31, 1997, to all the directors and the four highest paid executive officers of the Company (collectively, the "Compensated Persons").

                               COMPENSATION TABLE

                                                   AGGREGATE                PENSION OR          DIRECTORS FEES
                                               COMPENSATION FROM        RETIREMENT BENEFITS   PAID BY ALL OF THE
                                                 A PREDECESSOR          ACCRUED AS PART OF       PREDECESSOR
           NAME AND POSITION                     COMPANY(1,2)            COMPANY EXPENSES        COMPANIES(6)
           -----------------              ---------------------------   -------------------   ------------------
William L. Walton, Chairman and Chief
  Executive Officer.....................           $765,737(3)                   0                 $57,000
John M. Scheurer, Managing Director.....            490,117(3)                   0                  18,000
Joan M. Sweeney, Managing Director......            453,757(3)                   0                   9,000
G. Cabell Williams III, Managing
  Director..............................            419,864(3)                   0                  13,000
Jon W. Barker, Director (5).............              8,000                      0                   8,000
Eleanor Deane Bierbower, Director (5)...              9,000                      0                   9,000
Brooks H. Browne, Director..............             16,000                      0                  16,000
Joseph A. Clorety III, Director (5).....             14,500                      0                  14,500
Swep T. Davis, Director (5).............             30,250(4)                   0                  10,000
John D. Firestone, Director.............             12,000                      0                  12,000
Robert V. Fleming II, Director (5)......             12,500                      0                  12,500
Michael I. Gallie, Director (5).........             16,500                      0                  16,500
Anthony T. Garcia, Director.............             28,500                      0                  28,500
Lawrence I. Hebert, Director............             16,500                      0                  16,500
Arthur H. Keeney III, Director (5)......              7,000                      0                   7,000
John I. Leahy, Director.................              8,500                      0                   8,500
Robert E. Long, Director................             18,000                      0                  18,000
Robin B. Martin, Director (5)...........             10,500                      0                  10,500
Warren K. Montouri, Director............             11,500                      0                  11,500
John D. Reilly, Director (5)............             35,000                      0                  35,000
Guy T. Steuart II, Director.............             18,000                      0                  18,000
T. Murray Toomey, Director..............             14,000                      0                  14,000
Laura W. van Roijen, Director...........             19,000                      0                  19,000
George C. Williams, Jr. Director,
  Chairman Emeritus.....................            217,325(3,4)                 0                  52,000
Smith T. Wood, Director (5).............             15,500                      0                  15,500

---------------

(1) All options issued under the Old Plans that were unexercised as of December 30, 1997 were canceled in connection with the Merger. See "Option Grants During 1997" table below.

(2) Includes amounts paid by all the Predecessor Companies, including directors' fees.

(3) For Mr. Walton, Mr. Scheurer, Ms. Sweeney and Mr. Williams III, amount includes: (i) salaries for 1997 in the amounts of $277,051, $215,588, $177,864, and $198,919, respectively; (ii) bonuses for 1997 in the amounts of $400,000, $235,000, $250,000, and $190,000, respectively; (iii)
    directors' fees in the amounts of $57,000, $18,000, $9,000 and $13,000, respectively; and (iv) a cash contribution in the amounts of $13,269, $21,529, $16,893, and $17,946, respectively, to the account of each under the Company's ESOP during 1997. In addition, Mr. Walton received $18,418 in consulting fees prior to his appointment as Chairman in February 1997. There were no perquisites paid by the Company in excess of the lesser of $50,000 or 10% of the Compensated Person's total salary and bonus for the year. No portion of the Formula Award has been included herein for any Compensated Person; the Formula Award, which totaled approximately $19 million in the aggregate, will be paid to all recipients in three equal installments on December 31, 1998, 1999, and 2000, and will be expensed for financial reporting purposes similarly. In addition, no portion of the Cut-Off Award has been included herein; the Cut-Off Award, which totaled $2.9 million in the aggregate, will be paid to individuals on the respective vesting date of any options under the Old Plans which were canceled in connection with the Merger. See "-- Cut-Off Award and Formula Award." No portion of the Formula Award or Cut-Off Award was expensed in 1997; each will be expensed in future years.

(4) Consists of directors' fees and consulting fees paid by the relevant Predecessor Company.

(5) Director's term expired at the Meeting, and such director was not nominated for re-election.

(6) Consists only directors' fees paid by the Predecessor Companies during 1997. Such fees are also included in the column titled "Aggregate Compensation from a Predecessor Company."

COMPENSATION OF DIRECTORS

     During 1997, each director received a fee of $1,000 for each meeting of the board of directors of the Predecessor Company or Companies for which he or she served as a director in 1997 or any separate committee meeting attended, and $500 for each committee meeting attended on the same day as a board of directors meeting. In addition, the directors of Allied Commercial each received an annual retainer of $12,000; the Company does not currently pay any such retainer. In connection with the Merger, each of the Predecessor Companies' stock option plans were canceled, and any unexercised or unvested stock options previously granted to directors were canceled at the end of 1997. Directors are eligible for stock option awards under the Company's current stock option plan, provided that the Commission grants exemptive relief to permit such awards. No grants have been made to directors under the Company's current stock option plan. See "-- Stock Option Awards" and "Management -- Compensation Plans -- Stock Option Plan" in the Prospectus.

STOCK OPTION AWARDS

     Prior to the Merger, each of the Predecessor Companies maintained a stock option plan (the "Old Plans"). In connection with the Merger, the Old Plans were terminated, and the Company adopted a new stock option plan (the "New Plan") effective January 1, 1998. Therefore, the information contained in this SAI regarding stock option awards to directors and executive officers during 1997 represents awards made under all the Old Plans.

     The following table sets forth the details relating to option grants in 1997 to Compensated Persons of all the Predecessor Companies under the Old Plans, and the potential realizable value of each grant, as prescribed to be calculated by the Commission. As discussed below under "Formula Award and Cut-Off Award," upon the consummation of the Merger, each Old Plan was terminated, and all unexercised or unvested stock options under the Old Plans were canceled. After the consummation of the Merger, the Company adopted the New Plan for directors and officers. See "Management -- Compensation Plans -- Stock Option Plan" in the Prospectus.

                           OPTION GRANTS DURING 1997

                                                                                  POTENTIAL REALIZABLE
                                                                                 VALUE AT ASSUMED ANNUAL
                                 NUMBER OF    PERCENT                                   RATES OF             1997
                                SECURITIES    OF TOTAL   EXERCISE                  STOCK APPRECIATION       OPTIONS
                                UNDERLYING    OPTIONS     PRICE                   OVER 10-YEAR TERM(2)     CANCELED
                                  OPTIONS     GRANTED      PER      EXPIRATION   -----------------------     UPON
             NAME               GRANTED (1)   IN 1997     SHARE        DATE          5%          10%       MERGER(1)
             ----               -----------   --------   --------   ----------       --          ---       ---------
William L. Walton.............    150,000(3)   49.1%      $15.33      5/2/07     $1,445,672   $3,663,615    112,500
                                  100,000(4)   28.9%       18.25      5/2/07      1,147,733    2,908,580     75,000
                                  125,000(5)   40.3%       23.13     5/12/07      1,817,899    4,606,912     93,750
                                  200,000(6)   93.8%        4.65      5/2/07        536,005    1,404,368    150,000
                                  100,000(7)    100%       15.13      5/9/07        951,203    2,410,535     75,000
John M. Scheurer..............     24,996(5)    8.1%      $23.75     6/24/07     $  373,346   $  946,133     19,996
Joan M. Sweeney...............     15,468(3)    5.1%      $15.88     5/21/07     $  154,428   $  391,351      9,169
                                   22,111(4)    6.4%       21.00     5/21/07        292,015      740,024     17,350
                                    8,332(5)    2.7%       23.75     6/24/07        124,449      315,378      7,507
G. Cabell Williams III........     25,680(4)    7.4%      $21.00     5/21/07     $  339,150   $  859,473     21,496
                                    4,166(5)    1.3%       23.75     6/24/07         62,224      157,689      4,166
George C. Williams, Jr. ......     30,000(3)    9.8%      $15.88     5/21/07     $  299,511   $  759,020     22,500
                                   30,000(4)    8.7%       21.00     5/21/07        396,204    1,004,058     22,500
Swep T. Davis.................     13,333(6)    6.2%      $ 5.33     3/19/07     $   44,650   $  113,153         --

---------------

(1) All unvested and unexercised options under the Old Plans were canceled in connection with the Merger, including those granted in 1997.

(2) Potential realizable value is calculated on 1997 options granted, and is net of the option exercise price but before any tax liabilities that may be incurred. These amounts represent certain assumed rates of appreciation, as mandated by the Commission. Actual gains, if any, or stock option exercises are dependent on the future performance of the shares, overall market conditions, and the continued employment by the Company of the option holder. The potential realizable value will not necessarily be realized.

(3) Options granted under Allied I's Old Plan.

(4) Options granted under Allied II's Old Plan.

(5) Options granted under Allied Commercial's Old Plan.

(6) Options granted under Advisers' Old Plan.

(7) Options granted under Allied Lending's Old Plan.

CUT-OFF AWARD AND FORMULA AWARD

     As discussed in the Prospectus, prior to the Merger options had been granted under the Old Plans to various employees of Advisers, who were also officers of the Predecessor Companies. In preparation for the Merger, the Compensation Committee of Advisers, in conjunction with the Compensation Committee of the other Predecessor Companies, determined that the five Old Plans should be terminated upon the Merger, so that the new merged Company would be able to develop a new plan that would incent all officers and directors with a single equity security. The existence of the Old Plans had resulted in certain inequities in option grants among the various officers of the Predecessor Companies simply because of the differences in the underlying equity securities.

     To balance stock option awards among Advisers' employees, and to account for the deviations caused by the existence of five plans by five different publicly traded stocks, Advisers developed two special awards to be granted in lieu of options under the Old Plans that would be foregone upon the Merger and the cancellation of the Old Plans.

     Cut-Off Award. The first award established a cut-off dollar amount as of the date of the announcement of the Merger (August 14, 1997) that would be computed for all outstanding, but unvested options that would be canceled as of the date of the Merger (the "Cut-Off Award"). The Cut-Off Award was designed to cap the appreciated value in unvested options as of the Merger announcement date in order to set the foundation to balance option awards upon the Merger. The Cut-Off Award, in the aggregate, was computed to be $2.9 million, and is equal to the difference between the market price of the shares of stock underlying the canceled options under the Old Plans at August 14, 1997, less the exercise prices of the options. The Cut-Off Award will be payable for each canceled option as the canceled options would have vested and will vest automatically in the event of a change of control. The Cut-Off Award will only be payable if the award recipient is employed by the Company on the future vesting date. The following table indicates the Cut-Off Award for each Compensated Person, and the related vesting schedule.

         CUT-OFF AWARD RECIPIENT              1998       1999       2000      2001      2002     THEREAFTER
         -----------------------            --------   --------   --------   -------   -------   ----------
William L. Walton.........................  $170,157   $170,157   $170,157   $     0   $     0    $      0
John M. Scheurer..........................    29,248     29,248     29,248    29,248    27,998     142,770
Joan M. Sweeney...........................    38,964     37,678     36,602     2,026         0           0
G. Cabell Williams III....................    88,257     46,803     39,678    21,152    18,916           0
George C. Williams, Jr....................    32,685      4,687     52,373         0         0           0

     Formula Award. The second award (the "Formula Award") was designed to compensate officers from the point when their unvested options would cease to appreciate in value pursuant to the Cut-Off Award (i.e., August 14, 1997) up until the time in which they would be able to receive option awards in the Company after the Merger became effective. In the aggregate, the Formula Award equaled six percent (6%) of the difference between the combined aggregate market capitalizations of the Predecessor Companies as of the close of the market on December 30, 1997, and the combined aggregate market capitalizations of the Predecessor Companies on August 14, 1997. In total, the combined aggregate market capitalization of the Predecessor Companies increased by $319 million from August 14, 1997 to December 30, 1997, and the aggregate Formula Award was approximately $19 million.

     Adviser's Compensation Committee designed the Formula Award as a long-term incentive compensation program to be a replacement for canceled stock options and to balance share ownership among key officers for past and prospective service. The terms of the Formula Award require that the award be contributed to the Company's deferred compensation plan, and used to purchase shares of the Company in the open market.

     The Formula Award vests and accrues equally over a three-year period, on the anniversary of the Merger date (December 31, 1997), and vests automatically in the event of a change of control of the Company. If an officer terminates employment with the Company prior to the vesting of any part of the Formula Award, that amount will be forfeited to the Company. Assuming all officers meet the vesting requirement, the Company will accrue the Formula Award over the three-year period in equal amounts of approximately $6.4 million. The following table indicates the Formula Award for each Compensated Person, and the related vesting schedule.

                  FORMULA AWARD RECIPIENT                       1998         1999         2000
                  -----------------------                       ----         ----         ----
William L. Walton..........................................  $1,472,451   $1,472,451   $1,472,451
John M. Scheurer...........................................     400,228      400,228      400,228
Joan M. Sweeney............................................     862,761      862,761      862,761
G. Cabell Williams III.....................................     400,664      400,664      400,664
George C. Williams, Jr.....................................     601,068      601,068      601,068

COMMITTEES OF THE BOARD OF DIRECTORS

     The board of directors of the Company has established an Executive Committee, an Audit Committee, a Nominating Committee and a Compensation Committee. Each of the Predecessor Companies maintained similar committees (as appropriate) prior to the consummation of the Merger.

     The Executive Committee of the Company has and may exercise those rights, powers and authority of the board of directors as may from time to time be granted to it by the board of directors, except where action by the board of directors is required by statute, an order of the Securities and Exchange Commission (the "Commission") or the Company's Charter or bylaws. Following the Meeting, it is anticipated that the Executive Committee of the Company will consist of Messrs. Walton, Leahy, Long, Montouri, and Williams. The Executive Committee met twice during 1997.

     The Audit Committee of the Company recommends the selection of independent public accountants for the Company, reviews with such independent public accountants the planning, scope and results of their audit of the Company's financial statements and the fees for services performed, reviews with the independent public accountants the adequacy of internal control systems, reviews the annual financial statements of the Company and receives audit reports and financial statements of the Company. Following the Meeting, it is anticipated that the Audit Committee of the Company will consist of Messrs. Browne, Leahy and Steuart. The Audit Committee met four times during 1997.

     The Compensation Committee of the Company determines the compensation for the executive officers of the Company and the amount of salary and bonus to be included in the compensation package for each of the Company's officers and employees. In addition, the Compensation Committee approves stock option grants for officers of the Company under the Company's Stock Option Plan. Following the Meeting, it is anticipated that the Compensation Committee of the Company will consist of Messrs. Browne, Long, Firestone and Garcia. The Compensation Committee met three times during 1997, including one joint committee meeting with the Compensation Committees of the Acquired Companies.

     The Nominating Committee of the Company recommends candidates for election as directors. Following the Meeting, it is anticipated that the Nominating Committee of the Company will consist of Messrs. Walton, Herbert, Toomey and Steuart, and Ms. van Roijen. The Nominating Committee did not meet in 1997 since it was formed late in 1997. The Nominating Committee met on March 3, 1998.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of April 30, 1998, there were no persons that owned 25% or more of the Company's outstanding voting securities, and no person would be deemed to control the Company, as such term is defined in the 1940 Act.

     The following table sets forth, at April 30, 1998, the beneficial ownership of each current director, the Chief Executive Officer, the Company's executive officers, and the executive officers and directors as a group.

At this time the Company is unaware of any shareholder owning 5% or more of the outstanding shares of Common Stock of the Company. Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power.

                          NAME OF                              NUMBER OF SHARES         PERCENTAGE OF
                      BENEFICIAL OWNER                        OWNED BENEFICIALLY          CLASS (1)
------------------------------------------------------------  ------------------        -------------
DIRECTORS:
William L. Walton...........................................        589,790(2, 3)             1.1%
Jon W. Barker(9)............................................            449                 *
Eleanor Deane Bierbower(9)..................................          7,329                 *
Brooks H. Browne............................................         38,883                 *
Joseph A. Clorety III(9)....................................          5,707                 *
Swep T. Davis(9)............................................          4,133                 *
John D. Firestone...........................................         16,231                 *
Robert V. Fleming II(9).....................................          1,940                 *
Michael I. Gallie(9)........................................          7,345                 *
Anthony T. Garcia...........................................         52,507                 *
Lawrence I. Hebert..........................................         16,800                 *
Arthur H. Keeney III(9).....................................            177                 *
John I. Leahy...............................................         16,318                 *
Robert E. Long..............................................         12,777                 *
Robin B. Martin(9)..........................................            500(7)              *
Warren K. Montouri..........................................        196,182                 *
John D. Reilly(9)...........................................         41,006(4)              *
Guy T. Steuart II...........................................        317,065(5)              *
T. Murray Toomey, Esq.......................................         33,265(6)              *
Laura W. van Roijen.........................................         28,302                 *
George C. Williams, Jr......................................        342,978                 *
Smith T. Wood(9)............................................         14,627                 *
EXECUTIVE OFFICERS:
Jon A. DeLuca...............................................        108,058(2)              *
John M. Scheurer............................................        289,903(2)              *
Joan M. Sweeney.............................................        221,055(2)              *
G. Cabell Williams III......................................        680,280(2, 3)             1.3%
All directors and executive officers as a group (26 in
  number)...................................................      2,719,462(8)                5.2%

---------------
 *  Less than 1%

(1) Based on a total of 52,121,610 shares of the Company's common stock issued and outstanding on April 30, 1998 and shares of the Company's common stock issuable upon the exercise of immediately exercisable stock options held by each individual executive officer. At this time, no options have been granted to non-officer directors.

(2) Share ownership includes 109,865, 11,062, 53,212, and 37,234 shares which Mr. Walton, Mr. DeLuca, Mr. Scheurer, Ms. Sweeney, and Mr. Williams III, respectively, have options to purchase that are exercisable within 60 days of April 30, 1998. Share ownership also includes 459, 4,616, 18,432, 7,381, and 59,499 shares, respectively, for Mr. Walton, Mr. DeLuca, Mr. Scheurer, Ms. Sweeney and Mr. Williams III, respectively, allocated to their respective ESOP accounts through December 31, 1997.

(3) Includes 293,716 shares held by the ESOP, of which Messrs. Walton and Williams III are co-trustees. Participants in the ESOP may direct the voting of these shares; however, if a participant does not direct the voting, the co-trustees of the ESOP will vote the shares on behalf of the participants. Messrs. Walton and Williams III disclaim beneficial ownership of such shares. As of December 31, 1997, all shares held in the ESOP had been allocated to participants' accounts.

(4) Includes 3,200 shares which are held in an irrevocable trust for the benefit of Mr. Reilly's two minor children for which he is not the trustee and for which he disclaims beneficial ownership.

(5) Includes 276,576 shares held by a corporation for which Mr. Steuart serves as an executive officer.

(6) Shares are held by a trust for the benefit of Mr. Toomey and his wife.

(7) Shares are held by a trust for the benefit of Mr. Martin.

(8) Includes a total of 304,974 shares underlying stock options exercisable within 60 days of March 27, 1998, which are assumed to be outstanding for the purpose of calculating the group's percentage ownership, and 433,095 shares held by the ESOP.

(9) Director's term expired at the Meeting, and such director was not nominated for re-election.

                          INVESTMENT ADVISORY SERVICES

     The Company is internally managed and therefore has not entered into any advisory agreement with, nor pays advisory fees to, an outside investment adviser. The Company is a registered investment adviser under the Advisers Act and provides advisory services to other entities. The Company currently has 43 investment and other professionals, as well as 47 other employees, that manage the investments of the Company as well as the investments of other managed entities. All investments of the Company must be approved by the Company's investment committee, which is composed of senior investment professionals of the Company. Additionally, the board of directors of the Company reviews and approves or ratifies all loans and other investments made by the Company. See "Management" in the Prospectus.

         SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

     The investments of the Company and its subsidiaries are held in safekeeping by Riggs Bank N.A. ("Riggs") at 808 17th Street, N.W., Washington, D.C. 20006. LaSalle National Bank, located at 25 Northwest Point Boulevard, Suite 800, Elk Grove Village, Illinois 60007, serves as the trustee and custodian with respect to assets of the Company held for securitization purposes. American Stock Transfer & Trust Company, 40 Wall Street, 46th Floor, New York, New York 10005 acts as the Company's transfer, dividend paying and reinvestment plan agent and registrar.

                              ACCOUNTING SERVICES

     Arthur Andersen LLP ("Andersen") has served as the independent accountant to the Company since December 31, 1997. Prior to the year ended December 31, 1997, Allied Lending's financial statements were audited by Matthews, Carter and Boyce, P.C., or its predecessor ("Matthews"). On December 12, 1997, Matthews resigned, effective upon the consummation of the Merger, and Andersen was engaged and continues as the independent accountants of the Company. The decision to change accountants was recommended by the Company's Audit Committee and was approved by the board of directors of the Company.

     For the year ended December 31, 1996, and up to the date of resignation of Matthews, there were no disagreements with Matthews on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Matthews, would have caused it to make reference to the subject matter of the disagreement in connection with its report. The independent accountants' report on the 1996 financial statements did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. Each of Andersen and Matthews has advised the Company that neither it nor any present member or associate of the relevant firm has any financial interest, direct or indirect, in the Company or its subsidiaries.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     Since the Company generally acquires and disposes of its investments in privately negotiated transactions, it infrequently uses brokers in the normal course of business.

                                   TAX STATUS

     The following discussion is a general summary of the material federal income tax considerations applicable to the Company and to an investment in the Common Stock and does not purport to be a complete description of the income tax considerations applicable to such an investment. The discussion is based upon the Code, Treasury Regulations thereunder, and administrative and judicial interpretations thereof, each as of the date hereof, all of which are subject to change. Prospective shareholders should consult their own tax advisors with respect to tax considerations which pertain to their purchase of Common Stock. This summary assumes that the investors in the Company hold shares as capital assets. This summary does not discuss all aspects of federal income taxation relevant to holders of the Common Stock in light of particular circumstances, or to certain types of holders subject to special treatment under federal income tax laws, including foreign taxpayers, dealers in securities and financial institutions. This summary does not discuss any aspects of foreign, state or local tax laws.

     The Company has elected for each taxable year to be treated as a "regulated investment company" or "RIC" under Subchapter M of the Code and intends to continue to maintain that status. If the Company distributes to stockholders annually in a timely manner at least 90% of its "investment company taxable income," as defined in the Code (i.e., net investment income, including accrued original issue discount, and net short-term capital gains) (the "90% Distribution Requirement"), it will not be subject to federal income tax on the portion of its investment company taxable income and net capital gains (net long-term capital gain in excess of net short-term capital loss) distributed to stockholders. In addition, if the Company distributes in a timely manner 98% of its capital gain net income for each one-year period ending on December 31, and distributes 98% of its net ordinary income for each calendar year (as well as any income not distributed in prior years), it will not be subject to the 4% nondeductible federal excise tax imposed with respect to certain undistributed income of RICs. The Company generally will endeavor to distribute to stockholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that such Company will not incur income and excise taxes on its earnings.

     In order to qualify as a RIC for federal income tax purposes, the Company must, among other things: (a) continue to qualify as a BDC under the 1940 Act,
(b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or securities, or other income derived with respect to its business of investing in such stock or securities (the "90% Income Test"); and (c) diversify its holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of the Company's assets consists of cash, cash items, U.S. government securities, and other securities if such other securities of any one issuer do not represent more than 5% of the Company's assets or 10% of the outstanding voting securities of the issuer, and (ii) no more than 25% of the value of the Company's assets is invested in the securities of one issuer (other than U.S. government securities or securities of other RICs) or of two or more issuers that are controlled (as determined under applicable Code rules) by the Company and are engaged in the same or similar or related trades or businesses. The failure of one or more of the Company's subsidiaries to continue to qualify as RICs could adversely affect the Company's ability to satisfy the foregoing diversification requirements.

     If the Company acquires or is deemed to have acquired debt obligations that were issued originally at a discount or that otherwise are treated under applicable tax rules as having original issue discount, the Company will be required to include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by the relevant entity in the same taxable year and to make distributions accordingly.

     Although it does not presently expect to do so, the Company is authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, the Company is not permitted to make distributions to stockholders while the Company's debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. Moreover, the Company's ability to dispose of assets to meet its distribution requirements may be limited by other requirements relating to its status as a RIC, including the diversification requirements. If the Company disposes of assets in order to meet distribution requirements, the Company may make such dispositions at times which, from an investment standpoint, are not advantageous.

     If the Company fails to satisfy the 90% Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, it will be subject to tax in such year on all of its taxable income, regardless of whether the Company makes any distributions to its stockholders. In addition, in that case, all of the Company's distributions to its stockholders will be characterized as ordinary income (to the extent of the Company's current and accumulated earnings and profits). In contrast, as is explained below, if the Company qualifies as a RIC, a portion of its distributions may be characterized as long-term capital gain in the hands of stockholders.

     Other than distributions properly designated as "capital gain dividends" as is described below, dividends to stockholders of the investment company taxable income of the Company will be taxable as ordinary income to stockholders to the extent of the Company's current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Company's net capital gain properly designated by the Company as "capital gain dividends" will be taxable to stockholders as a long-term capital gain regardless of the stockholder's holding period for his or her shares. Distributions in excess of the Company's earnings and profits will first reduce the adjusted tax basis of the stockholder's shares and, after the adjusted basis is reduced to zero, will constitute capital gains to the stockholder. For a summary of the tax rates applicable to capital gains, including capital gains dividends, see discussion below.

     To the extent that the Company retains any net capital gain, it may designate such retained gain as "deemed distributions" and pay a tax thereon for the benefit of its stockholders. In that event, the stockholders will be required to report their share of retained net capital gain on their tax returns as if it had been distributed to them and report a credit, or claim or refund for the tax paid thereon by the Company. The amount of the deemed distribution net of such tax will be added to the stockholder's cost basis for his or her shares. Since the Company expects to pay tax on net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on net capital gain, the amount of tax that individual stockholders will be treated as having paid will exceed the amount of tax that such stockholders would be required to pay on net capital gain.

     Stockholders who are not subject to federal income tax or tax on capital gains should be able to file a Form 990T or an income tax return on the appropriate form that allows them to recover the taxes paid on their behalf.

     Any dividend declared by the Company in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the stockholders on December 31 of the year in which the dividend was declared.

     Investors should be careful to consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the stockholder generally will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in his or her shares.

     A stockholder may recognize taxable gain or loss if he or she sells or exchanges his or her shares. Any gain arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or exchange of shares generally will be a capital gain or loss. This capital gain or loss normally will be treated as a long-term capital gain or loss if the stockholder has held his or her shares for more than one year; otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received with respect to such shares and, for this purpose, the special rules of Section 246(c)(3) and (4) of the Code generally apply in determining the holding period of shares. It is unclear how any such long-term capital loss offsets capital gains taxable at different rates. All or a portion of any loss realized upon a taxable disposition of shares of the Company may be disallowed if other shares of the Company are purchased (under a DRIP Plan or otherwise) within 30 days before or after the disposition.

     In general, net capital gain (the excess of net long-term capital gain over net short-term capital loss) of non-corporate taxpayers is currently subject to a maximum federal income tax rate of 28% (subject to reduction in many situations) while other income may be taxed at rates as high as 39.6%. Capital gains derived from the disposition of assets held for more than 18 months generally are subject to federal income tax at the rate of 20%. Corporate taxpayers are currently subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

     The Company may be required to withhold U.S. federal income tax at the rate of 31% of all taxable dividends and distributions payable to stockholders who fail to provide the Company with their correct taxpayer identification number or to make required certifications, or regarding whom the Company has been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax, and any amounts withheld may be credited against a stockholder's U.S. federal income tax liability.

     Federal withholding taxes at a 30% rate (or a lesser treaty rate) may apply to distributions to stockholders that are nonresident aliens or foreign partnerships, trusts, or corporations. Foreign investors should consult their tax advisors with respect to the possible U.S. federal, state, and local tax consequences and foreign tax consequences of an investment in the Company.

     The Company will send to each of its stockholders, as promptly as possible after the end of each fiscal year, a notice detailing, on a per share and per distribution basis, the amounts includible in such stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a stockholder's particular situation. The Company's ordinary income dividends to its corporate shareholders may, if certain conditions are met, qualify for the dividends received deduction to the extent that the Company has received qualifying dividend income during the taxable year; capital gain dividends distributed by the Company are not eligible for the dividends received deduction.

     STOCKHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE COMPANY, INCLUDING THE POSSIBLE EFFECT OF ANY PENDING LEGISLATION OR PROPOSED REGULATION.

                                     PART C

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

     1. FINANCIAL STATEMENTS.

     The following financial statements of Allied Capital Corporation (the "Company" or the "Registrant") are included in this registration statement in "Part A: Information Required in a Prospectus":

                                                              PAGE
                                                              ----
Consolidated Balance Sheet -- March 31, 1998 (unaudited) and
  as of December 31, 1997 and 1996..........................   F-1
Consolidated Statement of Operations -- For the Three Months
  Ended March 31, 1998 and 1997 (unaudited) and the Years
  Ended December 31, 1997, 1996 and 1995....................   F-2
Consolidated Statement of Changes in Net Assets -- For the
  Three Months Ended March 31, 1998 and 1997 (unaudited) and
  the Years Ended December 31, 1997, 1996 and 1995..........   F-3
Consolidated Statement of Cash Flows -- For the Three Months
  Ended March 31, 1998 and 1997 (unaudited) and the Years
  Ended December 31, 1997, 1996 and 1995....................   F-4
Consolidated Statement of Investments -- March 31, 1998
  (unaudited) and December 31, 1997.........................   F-5
Notes to Consolidated Financial Statements..................  F-15
Report of Independent Public Accountants....................  F-33

     2. EXHIBITS

EXHIBIT
 NUMBER                             DESCRIPTION
-------                             -----------
a.1(1)      Articles of Amendment and Restatement of the Articles of
            Incorporation.
a.2(2)      Articles of Merger.
b.(3)       Bylaws.
c.          Not applicable.
d.*         Specimen certificate of the Company's Common Stock, par
            value $0.0001, the rights of holders of which are defined in
            Exhibits a.1, a.2 and b.
e.(3)       Dividend Reinvestment Plan.
f.1(4)      Form of debenture between certain subsidiaries of ACC and
            the U.S. Small Business Administration.
f.2*        Amended and Restated Credit Agreement dated as of April 20,
            1998 (the "1998 Credit Agreement") between the Company,
            Allied Capital REIT, Inc., and Allied Capital SBLC
            Corporation, as Borrowers, each of the financial
            institutions initially a signatory thereto, as Lenders, and
            BankBoston, N.A., as disbursing agent, First Union National
            Bank, as syndication agent and Riggs Bank N.A., as managing agent and NationsBank of Texas, N.A., as Co-Agent.
f.3(5)      Note Agreement between Allied I and certain subsidiaries and
            Massachusetts Mutual Life Insurance Company, as amended,
            dated April 30, 1992. The Company has received confirmation of the assignment of Note Agreement from Allied I to the
            Company.
f.4(6)      Loan Agreement between Allied I and Overseas Private
            Investment Corporation, dated April 10, 1995. Letter dated
            December 11, 1997 evidencing assignment of Loan Agreement
            from Allied I to the Company.
f.5(3)      Amended and Restated Master Repurchase Agreement dated March
            22, 1996 among Allied Commercial, BMI and Merrill Lynch
            Mortgage Capital Inc. Letter evidencing the assignment of
            this facility to the Company dated November 6, 1997.
f.6(3)      Master Loan & Security Agreement dated August 21, 1997 among
            Allied Commercial, BMI and Morgan Stanley Mortgage Capital,
            Inc.
f.7.a*      Sale and Servicing Agreement dated, as of January 1, 1998, among Allied Capital CMT, Inc., Allied Capital Commercial
            Mortgage Trust 1998-1 and Allied Capital Corporation and
            LaSalle National Bank and ABN AMRO Bank N.V.

EXHIBIT
 NUMBER                             DESCRIPTION
-------                             -----------
f.7.b*      Indenture dated as of January 1, 1998, between the Allied
            Capital Commercial Mortgage Trust 1998-1 and LaSalle
            National Bank.
f.7.c*      Amended and Restated Trust Agreement, dated January 1, 1998 between Allied Capital CMT, LaSalle National Bank Inc. and
            Wilmington Trust Company.
f.7.d*      Guaranty dated as of January 1, 1998 by Allied Capital
            Corporation.
g.          Not applicable.
h.1+        Form of Underwriting Agreement.
h.2+        Form of Agreement among International Underwriters.
h.3+        Form of Agreement between U.S. and International
            Underwriters.
h.4+        Form of International Dealer Agreement.
i.1(3)      Employee Stock Ownership Plan, as amended on December 31,
            1997.
i.2(3)      Deferred Compensation Plan, as amended January 1, 1998.
i.3(9)      Stock Option Plan.
i.4         Description of Formula Award and Cut-Off Award Arrangements.
            A discussion of the Formula and Cut-off Awards is set forth on page 48 of the Registration Statement.
j.1*        Form of Custody Agreement with Riggs Bank N.A. with respect to safekeeping.
j.2*        Form of Custody Agreement with LaSalle National Bank.
k.1(7)      Investment Management Agreement among Advisers, Mitchell
            Hutchins Institutional Investors Inc. and BMI, dated January
            4, 1993 (the "MH Management Agreement"). Assignment of the
            MH Agreement from Mitchell Hutchins Institutional Investors
            Inc. to Siguler Guff & Company LLC on August 8, 1995. Waiver
            dated December 31, 1997 evidencing assignment of MH
            Management Agreement from Advisers to the Company.
k.2(7)      Agreement between the Company and Mitchell Hutchins
            Institutional Investors Inc., dated January 4, 1993 ("MH
            Agreement") Assignment of MH Agreement from Mitchell
            Hutchins Institutional Investors, Inc. to Siguler Guff &
            Company LLC on August 8, 1995. Assignment of MH Management
            Agreement from Advisers to the Company on December 31, 1997.
            Consent to assign MH Agreement to the Company.
k.3(8)      Lease Agreement between 1620 K Street Associates Limited
            Partnership and Advisers dated February 17, 1993 (the "1620
            K Street Lease Agreement"). Assignment of Lease and
            Landlord's consent to Assignment dated January 5, 1998
            evidencing assignment of the 1620 K Street Lease Agreement from Advisers to the Company.
k.4(3)      Form of Regional Associate Agreement.
l.*         Opinion of counsel and consent to its use.
m.          Not applicable.
n.1*        Consent of Arthur Andersen LLP, independent public
            accountants.
n.2*        Consent of Sutherland, Asbill & Brennan LLP (included in
            Exhibit l).
o.          Not applicable.
p.          Not applicable.
q.          Not applicable.
r.*         Financial Data Schedule.

---------------

 *   Filed herewith.
 +   To be filed by amendment.
(1)  Incorporated by reference to Exhibit 3(i) with Allied
     Lending's Annual Report on Form 10-K for the year ended
     December 31, 1996 (File No. 0-22832).
(2)  Incorporated by reference from Appendix B to the Company's registration statement on Form N-14 filed on the Company's behalf with the Commission on September 26, 1997 (File No.
     333-36459).
(3)  Incorporated by reference to the exhibit of the same name filed with the Company's report on Form 10-K for the year
     ended December 31, 1997 (File No. 0-22832).
(4)  Incorporated by reference to Exhibit 4.2 filed with Allied
     I's Annual Report on Form 10-K for the year ended December
     31, 1996 (File No. 811-00907).

(5)        Incorporated by reference to Exhibit (4)(D)(i) filed with Allied I's Annual Report on Form 10-K for the year ended December 31, 1992. Amendments thereto are incorporated by reference to Exhibits (4)(D)(ii), (4)(D)(iii)
           and (4)(D)(iv) to Allied I's Form 8-K filed on December 9, 1993 (File No. 811-00907).
(6)        Incorporated by reference to Exhibit 10.2 of Allied I's Pre-Effective Amendment No. 2 filed with the registration statement on Form N-2 on January 24, 1996 (File No. 33-64629). Assignment to the Company is
           incorporated by reference to Exhibit 10.3 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (File No. 0-22832).
(7)        Agreement incorporated by reference to the exhibit of the same name to Advisers' Report on Form 10-K for the year ended December 31, 1992. Assignment to the Company is incorporated by reference to the exhibit of the same name filed with Advisers' Report on Form 10-K for the year ended December 31, 1995. (File No. 0-18826).
           Waiver and consent to assign to the Company for each agreement is incorporated by reference to the exhibit of the same name filed with the Company's Annual Report on Form 10-K for the year ended December 31, 1997 (File
           No. 0-22832).
(8)        Incorporated by reference to an exhibit of the same name filed with the Company's Annual Report on Form 10-K for the year ended December 31, 1994 (File No. 0-22832). Incorporated by reference to the exhibit of the same name filed with the Company's Annual Report on Form 10-K for the year ended December 31, 1997 (File No.
           0-22832).
(9)        Incorporated by reference to Exhibit 4 of the Allied Capital Corporation Stock Option Plan registration statement on Form S-8, filed on behalf of such Plan on February 3, 1998 (File No. 333-45525).

ITEM 25. MARKETING ARRANGEMENTS

     The information contained under the heading "Underwriters" on pages 56-58 of the Prospectus is incorporated herein by reference.

     In connection with this Offering, the Underwriters may over-allot or effect transactions which stabilize or maintain the market price of the Common stock of a level above that which might otherwise prevail in the open market. Such stabilizing, if commenced, may be discontinued at any time.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Commission registration fee*................................  $ 50,352
NASD filing fee*............................................  $ 15,342
Nasdaq National Market Additional Listing Fee*..............  $ 17,500
Accounting fees and expenses................................  $ 75,000
Legal fees and expenses.....................................  $200,000
Printing and engraving......................................  $150,000
Miscellaneous fees and expenses.............................  $ 91,806
                                                              --------
     Total..................................................  $600,000
                                                              ========

---------------
* Estimated for filing purposes.

     All of the expenses set forth above shall be borne by the Company.

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

Direct Subsidiaries

     The following list sets forth each of the Company's subsidiaries, the state or country under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by the Company in such subsidiary:

Allied Investment Corporation (Maryland)....................    100%
Allied Capital Financial Corporation (Maryland).............    100%
Allied Capital SBLC Corporation (Maryland)..................    100%
Allied Capital REIT, Inc. ("Allied REIT") (Maryland)........    100%
Allied Capital Beteiligungsberatung GmbH (Germany)..........    100%

     Each of the Company's subsidiaries are consolidated with the Company for financial reporting purposes.

Indirect Subsidiaries

     The Company indirectly controls the entities set forth below through Allied REIT. Allied REIT owns either all of the membership interests (in the case of a limited liability company, "LLC") or all of the outstanding voting stock (in the case of a corporation) of each entity. The following list sets forth each of Allied REIT's subsidiaries, the state under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by the Allied REIT in such subsidiary:

Allied Capital Holdings LLC (Delaware)......................    100%
Allied Capital Property LLC (Delaware)......................    100%
Allied Capital Equity LLC (Delaware)........................    100%
9586 I-25 East Frontage Road, Longmont, CO 80504 LLC
  (Delaware)................................................    100%
8930 Stanford Boulevard LLC (Delaware)......................    100%
Allied Capital CMT, Inc. (Delaware).........................    100%

     Allied REIT also indirectly owns Allied Capital Commercial Mortgage Trust 1998, a Delaware LLC that is wholly owned by Allied Capital CMT, Inc. ("CMT"). Each subsidiary of Allied REIT and CMT is not required to maintain financial and other reports required under the Securities Act because each does not have a class of securities registered under the Securities Act.

Other Entities Deemed to be Controlled by the Company*

     The Company provides investment advisory services to the certain entities and therefore may be deemed to control such entities and their respective subsidiaries. The following list sets forth each such entity and its respective subsidiaries and the state under whose laws the entity or subsidiary is organized:

Allied Capital Germany Fund LLC (Delaware)

Business Mortgage Investors, Inc. (Maryland)
  Wholly Owned Subsidiaries of Business Mortgage Investors, Inc.:
     BMI Holdings, Inc. (Maryland)
     BMI Acceptance Corporation (Maryland)
     BMI Funding, Inc. (Delaware)
  Indirect subsidiary of Business Mortgage Investors, Inc.
     BMI Funding LLC (Delaware), of which BMI Funding, Inc. owns all membership interests
---------------

* By so including these entities herein, the Registrant does not concede that it controls such entities.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

     The following table sets forth the number of record holders of the Company's Common Stock at March 31, 1998.

                                                                NUMBER OF
                       TITLE OF CLASS                         RECORD HOLDERS
                       --------------                         --------------
Common Stock, $0.0001 par value.............................      4,500

ITEM 29. INDEMNIFICATION

     The Annotated Code of Maryland, Corporations and Associations (the "Maryland Law"), Section 2-418 provides that a Maryland corporation may indemnify any director of the corporation and any person who, while a director of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise or employee benefit plan, made a party to any proceeding by reason of service in that capacity unless it is established that the act or omission of the director was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or the director actually received an improper personal benefit in money, property or services; or , in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

Indemnification may be made against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding, but if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation. Such indemnification may not be made unless authorized for a specific proceeding after a determination has been made, in the manner prescribed by the law, that indemnification is permissible in the circumstances because the director has met the applicable standard of conduct. On the other hand, the director must be indemnified for expenses if he or she has been successful in the defense of the proceeding or as otherwise ordered by a court. The law also prescribes the circumstances under which the corporation may advance expenses to, or obtain insurance or similar cover for, directors.

     The law also provides for comparable indemnification for corporate officers and agents.

     The Articles of Incorporation of the Company provide that its directors and officers shall, and its agents in the discretion of the board of directors may, be indemnified to the fullest extent permitted from time to time by the laws of Maryland (with such power to indemnify officers and directors limited to the scope provided for in Section 2-418 as currently in force). The Company's Bylaws, however, provide that the Company may not indemnify any director or officer against liability to the Company or its security holders to which he or she might otherwise be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of such disabling conduct.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the provisions described above, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of the court of the issue.

     The Company, in conjunction with its investment adviser and other entities managed thereby, carries liability insurance for the benefit of its directors and officers on a claims-made basis of up to $5,000,000, subject to a $250,000 retention and the other terms thereof.

     The Agreement and Plan of Merger (the "Merger Agreement") by and among Advisers, Allied I, Allied II, Allied Lending and Allied Commercial provides that, from and after consummation of the Merger the Company shall indemnify any person who at the date of the Merger Agreement, or had been at any time prior to such date or who becomes prior to the effective time of the Merger, an officer or director of Allied I, Allied II, Allied Commercial or Advisers, or any of their respective subsidiaries, from any and all liabilities resulting from their acts and omissions prior to the effective time of the Merger to the full extent permitted by Maryland Law and the 1940 Act, including but not limited to acts and omissions arising out of or pertaining to the Merger, and shall maintain in effect for at least 72 months directors' and officers' liability insurance policies with respect to matters occurring prior to the effective time of the Merger.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Not applicable.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

     The Company maintains at its principal office physical possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder.

ITEM 32. MANAGEMENT SERVICES

     Not applicable.

ITEM 33. UNDERTAKINGS

     The Registrant hereby undertakes:

          (a) to suspend the offering of shares until the Prospectus is amended if subsequent to the effective date of this Registration Statement, its net asset value declines more than ten percent from its net asset value as of the effective date of this Registration Statement;

          (b) that, for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of Prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

          (c) that, for the purpose of determining any liability under the Securities Act of 1933, each post effective amendment that contains a form of Prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

          (d) to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

     Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions of its Charter and Bylaws permitting indemnification, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, in the District of Columbia, on the 4th day of May, 1998.

                                        ALLIED CAPITAL CORPORATION

                                                       By: /s/ William L. Walton

                                        ----------------------------------------
                                            William L. Walton
                                           Chief Executive Officer and President

     KNOW ALL MEN BY THESE PRESENTS, each person whose signature appears below hereby constitutes and appoints William L. Walton and Joan M. Sweeney and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                                      TITLE                       DATE
                  ---------                                      -----                       ----

            /s/ William L. Walton              Chairman of the Board, Chief Executive     May 4, 1998
---------------------------------------------  Officer, and President
              William L. Walton

              /s/ Jon W. Barker                Director                                   May 4, 1998
---------------------------------------------
                Jon W. Barker

         /s/ Eleanor Deane Bierbower           Director                                   May 4, 1998
---------------------------------------------
           Eleanor Deane Bierbower

            /s/ Brooks H. Browne               Director                                   May 4, 1998
---------------------------------------------
              Brooks H. Browne

          /s/ Joseph A. Clorety III            Director                                   May 4, 1998
---------------------------------------------
            Joseph A. Clorety III

              /s/ Swep T. Davis                Director                                   May 4, 1998
---------------------------------------------
                Swep T. Davis

            /s/ John D. Firestone              Director                                   May 4, 1998
---------------------------------------------
              John D. Firestone

          /s/ Robert V. Fleming II             Director                                   May 4, 1998
---------------------------------------------
            Robert V. Fleming II

            /s/ Michael I. Gallie              Director                                   May 4, 1998
---------------------------------------------
              Michael I. Gallie

                  SIGNATURE                                      TITLE                       DATE
                  ---------                                      -----                       ----
            /s/ Anthony T. Garcia              Director                                   May 4, 1998
---------------------------------------------
              Anthony T. Garcia

           /s/ Lawrence I. Hebert              Director                                   May 4, 1998
---------------------------------------------
             Lawrence I. Hebert

          /s/ Arthur H. Keeney III             Director                                   May 4, 1998
---------------------------------------------
            Arthur H. Keeney III

              /s/ John I. Leahy                Director                                   May 4, 1998
---------------------------------------------
                John I. Leahy

             /s/ Robert E. Long                Director                                   May 4, 1998
---------------------------------------------
               Robert E. Long

             /s/ Robin B. Martin               Director                                   May 4, 1998
---------------------------------------------
               Robin B. Martin

           /s/ Warren K. Montouri              Director                                   May 4, 1998
---------------------------------------------
             Warren K. Montouri

             /s/ John D. Reilly                Director                                   May 4, 1998
---------------------------------------------
               John D. Reilly

            /s/ Guy T. Steuart II              Director                                   May 4, 1998
---------------------------------------------
              Guy T. Steuart II

            /s/ T. Murray Toomey               Director                                   May 4, 1998
---------------------------------------------
              T. Murray Toomey

           /s/ Laura W. van Roijen             Director                                   May 4, 1998
---------------------------------------------
             Laura W. van Roijen

           /s/ George C. Williams              Director                                   May 4, 1998
---------------------------------------------
             George C. Williams

              /s/ Smith T. Wood                Director                                   May 4, 1998
---------------------------------------------
                Smith T. Wood

              /s/ Jon A. DeLuca                Principal and Chief Financial Officer      May 4, 1998
---------------------------------------------  (Principal Financial and Accounting
                Jon A. DeLuca                  Officer)

                               INDEX TO EXHIBITS

 EXHIBIT
  NUMBER                              DESCRIPTION
----------                            -----------
99.2d.        Specimen certificate of the Company's common stock, par
              value $0.0001, the rights of holders of which are defined in
              Exhibits a.1, a.2 and b.
99.2f.2       Amended and Restated Credit Agreement dated as of April 20,
              1998 (the "1998 Credit Agreement") between the Company,
              Allied Capital REIT, Inc., and Allied Capital SBLC
              Corporation, as Borrowers, each of the financial
              institutions initially a signatory thereto, as Lenders, and
              BankBoston, N.A., as disbursing agent, First Union National
              Bank, as syndication agent and Riggs Bank N.A., as managing agent.
99.2f.7.a     Sale and Servicing Agreement dated, as of January 1, 1998, among Allied Capital CMT, Inc., Allied Capital Commercial
              Mortgage Trust 1998-1 and Allied Capital Corporation and
              LaSalle National Bank and ABN AMRO Bank N.V.
99.2f.7.b     Indenture dated as of January 1, 1998, between the Allied
              Capital Commercial Mortgage Trust 1998-1 and LaSalle
              National Bank.
99.2f.7.c     Amended and Restated Trust Agreement, dated January 1, 1998 between Allied Capital CMT, Inc., LaSalle National Bank, and
              Wilmington Trust Company.
99.2f.7.d     Guaranty dated as of January 1, 1998 by Allied Capital
              Corporation.
99.2j.1       Form of Custody Agreement with Riggs Bank N.A.with respect to safekeeping
99.2j.2       Form of Custody Agreement with LaSalle National Bank.
99.2l.        Opinion of counsel and consent to its use.
99.2n.1       Consent of Arthur Andersen LLP, independent public
              accountants.
27            Financial Data Schedule.